File No. 811-09435

File No. 333-82447

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 18

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 19

WADDELL & REED ADVISORS FUNDS

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (913) 236-2000

Kristen A. Richards,

6300 Lamar Avenue,

Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)

☒	on October 29, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the fiscal year ended June 30, 2010 for the Waddell & Reed Advisors Equity Funds was filed on September 8, 2010. Notice for the fiscal year ended September 30, 2010 for the Waddell & Reed Advisors Fixed Income and Money Market Funds will be filed on or about December 22, 2010.

Prospectus

EQUITY FUNDS

OCTOBER 29, 2010

Ticker
	Class A	Class B	Class C	Class Y
DOMESTIC EQUITY FUNDS

Waddell & Reed Advisors Accumulative Fund	UNACX	WAABX	WAACX	WAAYX

Waddell & Reed Advisors Core Investment Fund	UNCMX	UNIBX	WCCIX	UNIYX

Waddell & Reed Advisors Dividend Opportunities Fund	WDVAX	WDVBX	WDVCX	WDVYX

Waddell & Reed Advisors New Concepts Fund	UNECX	UNEBX	WNCCX	UNEYX

Waddell & Reed Advisors Small Cap Fund	UNSAX	WRSBX	WSCCX	WRSYX

Waddell & Reed Advisors Tax-Managed Equity Fund	WTEAX	WBTMX	WCTMX

Waddell & Reed Advisors Value Fund	WVAAX	WVABX	WVACX	WVAYX

Waddell & Reed Advisors Vanguard Fund	UNVGX	WRVBX	WAVCX	WAVYX

GLOBAL/INTERNATIONAL FUND

Waddell & Reed Advisors International Growth Fund	UNCGX	WAIBX	WAICX	WAIYX

SPECIALTY FUNDS

Waddell & Reed Advisors Asset Strategy Fund	UNASX	WBASX	WCASX	WYASX

Waddell & Reed Advisors Continental Income Fund	UNCIX	WACBX	WACCX	WACYX

Waddell & Reed Advisors Energy Fund	WEGAX	WEGBX	WEGCX	WEGYX

Waddell & Reed Advisors Science and Technology Fund	UNSCX	USTBX	WCSTX	USTFX

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

SUMMARIES — DOMESTIC EQUITY FUNDS
3	Waddell & Reed Advisors Accumulative Fund
7	Waddell & Reed Advisors Core Investment Fund
10	Waddell & Reed Advisors Dividend Opportunities Fund
13	Waddell & Reed Advisors New Concepts Fund
16	Waddell & Reed Advisors Small Cap Fund
20	Waddell & Reed Advisors Tax-Managed Equity Fund
24	Waddell & Reed Advisors Value Fund
28	Waddell & Reed Advisors Vanguard Fund

SUMMARY — GLOBAL/INTERNATIONAL FUND
32	Waddell & Reed Advisors International Growth Fund

SUMMARIES — SPECIALTY FUNDS
36	Waddell & Reed Advisors Asset Strategy Fund
41	Waddell & Reed Advisors Continental Income Fund
45	Waddell & Reed Advisors Energy Fund
49	Waddell & Reed Advisors Science and Technology Fund

53	Additional Information about Principal Investment Strategies, Other Investments and Risks
67	The Management of the Funds
67	Investment Adviser
67	Management Fee
68	Portfolio Management
71	Your Account
71	Choosing a Share Class
77	Ways to Set Up Your Account
78	Pricing of Fund Shares
79	Buying Shares
80	Selling Shares
83	Exchange Privileges
86	Distributions and Taxes
89	Financial Highlights
116	Appendix A: Hypothetical Investment and Expense Information

2	Prospectus

Waddell & Reed Advisors Accumulative Fund

Objectives

To provide capital growth, with current income as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.29%	0.70%	0.57%	0.21%
Total Annual Fund Operating Expenses	1.23%	2.39%	2.26%	0.90%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	642	1,045	1,375	2,437
Class C Shares	229	706	1,210	2,595
Class Y Shares	92	287	498	1,108

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$693	$943	$1,212	$1,978
Class B Shares	242	745	1,275	2,437
Class C Shares	229	706	1,210	2,595
Class Y Shares	92	287	498	1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Domestic Equity Funds	Prospectus	3

Principal Investment Strategies

Waddell & Reed Advisors Accumulative Fund invests primarily in common stocks of companies that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, considers to be high in quality and attractive in their long-term investment potential. Although the Fund typically invests in large cap companies (typically, companies with capitalizations of at least $10 billion), it may invest in companies of any size, and of any industry, in order to achieve its primary objective of capital growth. The Fund may emphasize a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. A stock has growth potential if, in WRIMCO’s opinion, the earnings of the company are likely to grow faster than the economy.

WRIMCO’s investment philosophy for the Fund is a blend between bottom-up fundamental stock and sector analysis, coupled with a top-down macroeconomic perspective that WRIMCO uses to guide it in its selection of industries and sector weightings.

WRIMCO attempts to select securities with growth potential by looking at many factors that may include: stability and predictability of earnings growth; acceleration of earnings and/or revenue; improvement in profitability and market share; and sustainable generation of cashflows from operations.

Generally, in determining whether to sell a security, WRIMCO considers many factors, that may include: changes in economic or market factors in general or with respect to a particular industry; changes in the market trends or other factors affecting an individual security; and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

4	Prospectus	Domestic Equity Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 16.03% (the second quarter of 2009) and the lowest quarterly return was -24.85% (the fourth quarter of 2008). The Class A return for the year through September 30, 2010 was 3.55%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	18.40%	0.28%	0.19%
Return After Taxes on Distributions	18.32%	0.23%	-1.13%
Return After Taxes on Distributions and Sale of Fund Shares	12.08%	0.25%	-0.34%
Class B
Return Before Taxes	19.92%	0.14%	-0.34%
Class C
Return Before Taxes	24.18%	0.43%	-0.25%
Class Y
Return Before Taxes	25.88%	1.73%	1.04%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.96%
Lipper Multi-Cap Core Funds Universe Average (net of fees and expenses)	32.00%	0.90%	1.45%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Barry M. Ogden, Senior Vice President of WRIMCO, has managed the Fund since April 2004.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

Domestic Equity Funds	Prospectus	5

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6	Prospectus	Domestic Equity Funds

Waddell & Reed Advisors Core Investment Fund

Objectives

To provide capital growth and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.27%	0.73%	0.54%	0.19%
Total Annual Fund Operating Expenses	1.18%	2.39%	2.20%	0.85%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$928	$1,187	$1,924
Class B Shares	642	1,045	1,375	2,425
Class C Shares	223	688	1,180	2,534
Class Y Shares	87	271	471	1,049

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$928	$1,187	$1,924
Class B Shares	242	745	1,275	2,425
Class C Shares	223	688	1,180	2,534
Class Y Shares	87	271	471	1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Domestic Equity Funds	Prospectus	7

Principal Investment Strategies

Waddell & Reed Advisors Core Investment Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large-cap companies with dominant market positions in their industries. Large-cap companies typically are companies with market capitalizations of at least $10 billion. The Fund invests in securities that have the potential for capital appreciation or that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIMCO believes that long-term earnings power relative to market expectations is an important component for stock performance. From a top-down perspective, WRIMCO seeks to identify trends which indicate specific industries that have the potential to experience multi-year growth. Once identified, WRIMCO seeks to invest for the Fund in what it believes to be dominant companies that will benefit from these trends; including companies that WRIMCO believes have long-term earnings potential greater than market expectations.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has fully appreciated according to WRIMCO’s forecast, has ceased to offer the prospect of significant growth potential or has performed below WRIMCO’s expectations regarding the security’s long-term earnings potential. WRIMCO also may sell a security if the issuer’s competitive advantage has diminished, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 17.25% (the third quarter of 2009) and the lowest quarterly return was -20.25% (the fourth quarter of 2008). The Class A return for the year through September 30, 2010 was 7.07%.

8	Prospectus	Domestic Equity Funds

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	16.11%	2.02%	0.32%
Return After Taxes on Distributions	15.97%	1.16%	-0.72%
Return After Taxes on Distributions and Sale of Fund Shares	10.66%	1.96%	0.25%
Class B
Return Before Taxes	17.81%	1.91%	-0.23%
Class C
Return Before Taxes	22.22%	2.20%	-0.14%
Class Y
Return Before Taxes	23.63%	3.54%	1.21%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.96%
Lipper Large-Cap Core Funds Universe Average (net of fees and expenses)	27.14%	0.47%	-0.47%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Erik R. Becker, Senior Vice President of WRIMCO, and Gustaf C. Zinn, Senior Vice President of WRIMCO, have both managed the Fund since July 2006.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	9

Waddell & Reed Advisors Dividend Opportunities Fund

Objective

To provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.38%	0.70%	0.54%	0.22%
Total Annual Fund Operating Expenses	1.33%	2.40%	2.24%	0.92%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	643	1,048	1,380	2,470
Class C Shares	227	700	1,200	2,575
Class Y Shares	94	293	509	1,131

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$703	$972	$1,262	$2,084
Class B Shares	243	748	1,280	2,470
Class C Shares	227	700	1,200	2,575
Class Y Shares	94	293	509	1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

10	Prospectus	Domestic Equity Funds

Principal Investment Strategies

Waddell & Reed Advisors Dividend Opportunities Fund seeks to achieve its objective of total return by investing primarily in large cap, high-quality companies that are often market leaders in their industry, with established operating records that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, believes may accelerate or grow their dividend payout ratio and that also demonstrate favorable prospects for total return. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities. For this purpose, such securities consist primarily of dividend-paying common stocks. Although the Fund invests primarily in large cap companies (typically, companies with capitalizations of at least $10 billion), it may invest in companies of any size.

The Fund primarily focuses on companies that have one or more of the following characteristics: high dividend yields that are, in the opinion of WRIMCO, relatively safe; above-average market yield that WRIMCO expects will continue to maintain and/or grow their dividend; pay a small dividend, but could grow the dividend over the next few years; and pay no dividend, but may initiate a dividend. WRIMCO also considers other factors, which may include the company’s: established operating history; competitive dividend yields; growth and profitability opportunities; history of improving sales and profits; status as a market leader in its industry; and stock price value.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 13.97% (the second quarter of 2009) and the lowest quarterly return was -22.08% (the fourth quarter of 2008). The Class A return for the year through September 30, 2010 was 2.51%.

Domestic Equity Funds	Prospectus	11

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 07-01-2003)
Return Before Taxes	11.89%	1.52%	4.53%
Return After Taxes on Distributions	11.72%	1.28%	4.30%
Return After Taxes on Distributions and Sale of Fund Shares	7.96%	1.36%	3.96%
Class B (began on 07-01-2003)
Return Before Taxes	13.46%	1.57%	4.50%
Class C (began on 07-01-2003)
Return Before Taxes	17.64%	1.84%	4.57%
Class Y (began on 07-01-2003)
Return Before Taxes	19.12%	3.11%	5.86%
Indexes
Russell 1000 Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on June 30, 2003.)	28.43%	0.79%	4.60%
Lipper Equity Income Funds Universe Average (net of fees and expenses) (Index comparison begins on June 30, 2003.)	22.86%	1.10%	4.83%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

David P. Ginther, Senior Vice President of WRIMCO, has managed the Fund since July 2003.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12	Prospectus	Domestic Equity Funds

Waddell & Reed Advisors New Concepts Fund

Objective

To provide growth of your investment.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.40%	0.75%	0.61%	0.21%
Total Annual Fund Operating Expenses	1.50%	2.60%	2.46%	1.06%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$719	$1,022	$1,346	$2,263
Class B Shares	663	1,108	1,480	2,666
Class C Shares	249	767	1,311	2,796
Class Y Shares	108	337	585	1,294

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$719	$1,022	$1,346	$2,263
Class B Shares	263	808	1,380	2,666
Class C Shares	249	767	1,311	2,796
Class Y Shares	108	337	585	1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Domestic Equity Funds	Prospectus	13

Principal Investment Strategies

Waddell & Reed Advisors New Concepts Fund seeks to achieve its objective by investing primarily in common stocks of mid-cap companies that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, believes offer above-average growth potential. Mid-cap companies typically are companies with market capitalizations that may range between $1 billion and $10 billion.

In selecting securities for the Fund, WRIMCO emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services, adaptive or creative management, strong financial and operational capabilities to sustain growth, stable and consistent revenue, earnings, and cash flow, market potential, and profit potential.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 22.24% (the second quarter of 2009) and the lowest quarterly return was -23.02% (the fourth quarter of 2008). The Class A return for the year through September 30, 2010 was 14.25%.

14	Prospectus	Domestic Equity Funds

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	40.50%	3.91%	-0.24%
Return After Taxes on Distributions	40.50%	3.10%	-1.19%
Return After Taxes on Distributions and Sale of Fund Shares	26.33%	3.28%	-0.46%
Class B
Return Before Taxes	43.46%	3.85%	-0.81%
Class C
Return Before Taxes	47.59%	4.14%	-0.70%
Class Y
Return Before Taxes	49.92%	5.62%	0.80%
Indexes
Russell Mid-Cap Growth Index (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	-0.51%
Lipper Mid-Cap Growth Funds Universe Average (net of fees and expenses)	40.40%	1.63%	0.11%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Kimberly A. Scott, Senior Vice President of WRIMCO, has managed the Fund since February 2001.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	15

Waddell & Reed Advisors Small Cap Fund

Objective

To provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.54%	0.85%	0.62%	0.22%
Total Annual Fund Operating Expenses	1.64%	2.70%	2.47%	1.07%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$732	$1,063	$1,415	$2,407
Class B Shares	673	1,138	1,530	2,776
Class C Shares	250	770	1,316	2,806
Class Y Shares	109	340	590	1,306

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$732	$1,063	$1,415	$2,407
Class B Shares	273	838	1,430	2,776
Class C Shares	250	770	1,316	2,806
Class Y Shares	109	340	590	1,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

16	Prospectus	Domestic Equity Funds

Principal Investment Strategies

Waddell & Reed Advisors Small Cap Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap companies. Small cap companies typically are companies with market capitalizations below $3.5 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting securities for the Fund, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, utilizes a bottom-up stock picking process that focuses on companies it believes have long-term growth potential with superior financial characteristics and, therefore, are believed by WRIMCO to be of a higher quality than many other small cap companies. WRIMCO may look at a number of factors regarding a company, such as: aggressive or creative, yet strong, management, technological or specialized expertise, new or unique products or services, entry into new or emerging industries, growth in earnings/growth in sales/positive cash flows, security size and liquidity.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Small Company Risk. Equity securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Domestic Equity Funds	Prospectus	17

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 18.57% (the second quarter of 2009) and the lowest quarterly return was -22.73% (the fourth quarter of 2008). The Class A return for the year through September 30, 2010 was 18.98%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	34.75%	1.52%	3.06%
Return After Taxes on Distributions	34.75%	0.32%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	22.58%	1.43%	2.57%
Class B
Return Before Taxes	37.42%	1.59%	2.64%
Class C
Return Before Taxes	41.80%	1.87%	2.81%
Class Y
Return Before Taxes	43.89%	3.30%	4.25%
Indexes
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.45%	0.84%	-1.37%
Lipper Small-Cap Growth Funds Universe Average (net of fees and expenses)	36.20%	0.23%	-0.18%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Timothy J. Miller, Vice President of WRIMCO, has managed the Fund since April 1, 2010.

18	Prospectus	Domestic Equity Funds

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	19

Waddell & Reed Advisors Tax-Managed Equity Fund

Objective

To provide long-term growth of capital while minimizing taxable gains and income to shareholders.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.29%	0.46%	0.43%
Total Annual Fund Operating Expenses	1.19%	2.11%	2.08%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$931	$1,192	$1,935
Class B Shares	614	961	1,234	2,206
Class C Shares	211	652	1,119	2,410

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$931	$1,192	$1,935
Class B Shares	214	661	1,134	2,206
Class C Shares	211	652	1,119	2,410

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

20	Prospectus	Domestic Equity Funds

Principal Investment Strategies

Waddell & Reed Advisors Tax-Managed Equity Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of companies that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. For this purpose, such equity securities consist primarily of common stocks. WRIMCO seeks stocks of growth-oriented companies that it believes have above-average earnings predictability and stability. While the Fund typically invests in the common stocks of primarily large cap, and to a lesser extent, mid cap U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Large, or large cap, companies are typically companies with market capitalizations of at least $10 billion and mid cap companies are typically those with market capitalizations that may range between $1 billion and $10 billion.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders’ investment returns. The Fund’s tax-sensitive investment strategy is intended to lead to lower distributions of net investment income and realized net capital gains than funds managed without regard to Federal income tax consequences.

WRIMCO typically invests for the long term and primarily utilizes a bottom-up strategy in selecting securities for the Fund and seeks companies that have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies with sustainable competitive advantages in their industries and also considers the following factors: the company’s market position, product line, technological position, profit margins and prospects for sustainability and/or increased earnings; the quality of management; the short-term and long-term outlook for the industry; and changes in economic and political conditions.

When deciding to sell a security, WRIMCO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of continuing to own the security, to reduce the Fund’s holding in that security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inopportune time, potentially resulting in realized gains.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Notwithstanding the Fund’s use of tax-management investment strategies, the Fund may have taxable income and may realize net capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized net capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets. As well, state or Federal tax laws or regulations may be amended at any time and may include changes to applicable tax rates or capital gain holding periods that may be adverse to the Fund.

Domestic Equity Funds	Prospectus	21

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 13.80% (the second quarter of 2009) and the lowest quarterly return was -18.57% (the third quarter of 2001). The Class A return for the year through September 30, 2010 was 1.28%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 03-31-2000)
Return Before Taxes	23.84%	3.51%	0.36%
Return After Taxes on Distributions	23.83%	3.51%	0.33%
Return After Taxes on Distributions and Sale of Fund Shares	15.53%	3.02%	0.29%
Class B (began on 03-31-2000)
Return Before Taxes	26.09%	3.59%	0.03%
Class C (began on 03-31-2000)
Return Before Taxes	30.21%	3.75%	0.00%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.64%	-4.75%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses)	35.08%	0.92%	-3.78%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Sarah C. Ross, Vice President of WRIMCO, has managed the Fund since January 2009.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser, by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (888.WADDELL), fax (800.532.2749), or internet (www.waddell.com) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

22	Prospectus	Domestic Equity Funds

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	23

Waddell & Reed Advisors Value Fund

Objective

To provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.49%	0.81%	0.66%	0.24%
Total Annual Fund Operating Expenses	1.44%	2.51%	2.36%	0.94%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	654	1,082	1,435	2,582
Class C Shares	239	736	1,260	2,696
Class Y Shares	96	300	520	1,155

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	254	782	1,335	2,582
Class C Shares	239	736	1,260	2,696
Class Y Shares	96	300	520	1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

24	Prospectus	Domestic Equity Funds

Principal Investment Strategies

Waddell & Reed Advisors Value Fund seeks to achieve its objective by investing in the common stocks of primarily large-cap, under-valued companies. The Fund seeks to invest in stocks that are, in the opinion of Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund primarily invests in large-cap companies (typically, companies with market capitalizations of at least $10 billion), it may invest in securities of any size company. The Fund seeks to be diversified across economic sectors in an effort to manage risk, and to prevent excess volatility.

WRIMCO primarily utilizes fundamental, bottom-up research while considering a top-down (assess the market environment) and quantitative analysis to identify securities for the Fund. The Fund typically invests in what WRIMCO considers to be undervalued stocks, or those stocks trading at a significant discount to the intrinsic value of the company. Companies are primarily valued by WRIMCO based on cash flow generation, but other valuation factors are also considered such as price to earnings and price to book value. WRIMCO also considers a company’s asset growth, changes in share count, and changes in working capital. The Fund emphasizes those companies which have a clearly identifiable catalyst that WRIMCO believes will help the company achieve its intrinsic value.

WRIMCO will typically sell a stock when, in WRIMCO’s opinion, it reaches an acceptable price, its fundamental factors have changed or it has performed below WRIMCO’s expectations. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Domestic Equity Funds	Prospectus	25

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 19.83% (the third quarter of 2009) and the lowest quarterly return was -18.41% (the fourth quarter of 2008). The Class A return for the year through September 30, 2010 was 4.61%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 12-15-2000)
Return Before Taxes	18.79%	-0.78%	2.52%
Return After Taxes on Distributions	18.65%	-1.51%	2.04%
Return After Taxes on Distributions and Sale of Fund Shares	12.45%	-0.49%	2.25%
Class B (began on 12-15-2000)
Return Before Taxes	20.87%	-0.70%	2.20%
Class C (began on 12-15-2000)
Return Before Taxes	24.86%	-0.51%	2.28%
Class Y (began on 12-15-2000)
Return Before Taxes	26.98%	0.88%	3.67%
Indexes
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on December 31, 2000.)	19.68%	-0.25%	1.98%
Lipper Large-Cap Value Funds Universe Average (net of fees and expenses) (Index comparison begins on December 31, 2000.)	23.10%	-0.25%	1.42%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Matthew T. Norris, Senior Vice President of WRIMCO, has managed the Fund since July 2003.

26	Prospectus	Domestic Equity Funds

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	27

Waddell & Reed Advisors Vanguard Fund

Objective

To provide appreciation of your investment.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.35%	0.80%	0.71%	0.21%
Total Annual Fund Operating Expenses	1.29%	2.49%	2.40%	0.90%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$960	$1,242	$2,042
Class B Shares	652	1,076	1,426	2,530
Class C Shares	243	748	1,280	2,736
Class Y Shares	92	287	498	1,108

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$960	$1,242	$2,042
Class B Shares	252	776	1,326	2,530
Class C Shares	243	748	1,280	2,736
Class Y Shares	92	287	498	1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

28	Prospectus	Domestic Equity Funds

Principal Investment Strategies

Waddell & Reed Advisors Vanguard Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by what Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, believes are higher-quality, growth-oriented large cap sized companies with appreciation possibilities. Large cap companies typically are companies with market capitalizations of at least $10 billion. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund seeks to generate solid returns while striving to protect against downside risks.

WRIMCO primarily utilizes a bottom-up strategy in selecting securities for the Fund and seeks companies that have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies with sustainable competitive advantages in their industries and also considers the following factors: the company’s market position, product line, technological position, profit margins and prospects for sustainability and/or increased earnings; the quality of management; the short-term and long-term outlook for the industry; and changes in economic and political conditions.

In general, WRIMCO may sell a security when, in WRIMCO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO also may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Domestic Equity Funds	Prospectus	29

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 18.20% (the first quarter of 2000) and the lowest quarterly return was -21.86% (the first quarter of 2001). The Class A return for the year through September 30, 2010 was 1.83%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	18.39%	1.62%	-1.24%
Return After Taxes on Distributions	18.33%	0.66%	-2.00%
Return After Taxes on Distributions and Sale of Fund Shares	12.05%	1.55%	-0.98%
Class B
Return Before Taxes	20.24%	1.54%	-1.81%
Class C
Return Before Taxes	24.25%	1.76%	-1.75%
Class Y
Return Before Taxes	26.37%	3.21%	-0.30%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.64%	-3.97%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses)	35.08%	0.92%	-2.90%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Daniel P. Becker, Senior Vice President of WRIMCO, has managed the Fund since July 1997 and Philip J. Sanders, Senior Vice President and Chief Investment Officer of WRIMCO, has managed the Fund since June 2006.

30	Prospectus	Domestic Equity Funds

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Domestic Equity Funds	Prospectus	31

Waddell & Reed Advisors International Growth Fund

Objective

To provide, as a primary objective, long-term appreciation of capital. As a secondary objective, the Fund seeks current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than thirty days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.45%	0.90%	0.67%	0.24%
Total Annual Fund Operating Expenses	1.55%	2.75%	2.52%	1.09%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,036	$1,371	$2,314
Class B Shares	678	1,153	1,554	2,791
Class C Shares	255	785	1,340	2,856
Class Y Shares	111	347	601	1,329

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,036	$1,371	$2,314
Class B Shares	278	853	1,454	2,791
Class C Shares	255	785	1,340	2,856
Class Y Shares	111	347	601	1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

32	Prospectus	Global/International Fund

Principal Investment Strategies

Waddell & Reed Advisors International Growth Fund seeks to achieve its objectives by investing primarily in common stocks of foreign companies that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for sustained long-term growth and are in regions or countries that WRIMCO believes possess attractive growth characteristics. The Fund primarily invests in issuers of developed countries, with an emphasis on issuers or companies located in Continental Europe, the United Kingdom and Japan, although the Fund may invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets.

WRIMCO utilizes a research-based investment process that blends top-down global economic analysis with bottom-up stock selection. After identifying promising opportunities around the world, WRIMCO seeks strong companies in industries which it believes are growing faster than their underlying economies. WRIMCO may look at a number of factors in selecting securities for the Fund’s portfolio, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. WRIMCO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Global/International Fund	Prospectus	33

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 21.09% (the second quarter of 2009) and the lowest quarterly return was -19.88% (the third quarter of 2008). The Class A return for the year through September 30, 2010 was 5.21%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	20.69%	4.44%	-2.16%
Return After Taxes on Distributions	20.50%	4.31%	-3.03%
Return After Taxes on Distributions and Sale of Fund Shares	13.77%	3.84%	-2.14%
Class B
Return Before Taxes	22.39%	4.26%	-2.82%
Class C
Return Before Taxes	26.84%	4.64%	-2.54%
Class Y
Return Before Taxes	28.79%	6.16%	-1.13%
Indexes
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	29.36%	3.65%	-1.31%
Lipper International Large-Cap Growth Funds Universe Average (net of fees and expenses)	33.44%	4.21%	0.43%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Chace Brundige, Vice President of WRIMCO, has managed the Fund since January 2009.

34	Prospectus	Global/International Fund

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Global/International Fund	Prospectus	35

Waddell & Reed Advisors Asset Strategy Fund

Objective

To provide high total return over the long term.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.27%	0.41%	0.33%	0.22%
Total Annual Fund Operating Expenses	1.17%	2.06%	1.98%	0.87%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$687	$925	$1,182	$1,914
Class B Shares	609	946	1,208	2,161
Class C Shares	201	621	1,067	2,306
Class Y Shares	89	278	482	1,073

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$687	$925	$1,182	$1,914
Class B Shares	209	646	1,108	2,161
Class C Shares	201	621	1,067	2,306
Class Y Shares	89	278	482	1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

36	Prospectus	Specialty Funds

Principal Investment Strategies

Waddell & Reed Advisors Asset Strategy Fund seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments seeking exposure to various foreign currencies. The Fund may invest its assets in any market that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of safety in uncertain times. Dependent on its outlook for the U.S. and global economies, WRIMCO identifies growth themes and then focuses its strategy on allocating the Fund’s assets among stocks, bonds, cash, precious metals, currency and derivatives instruments. After determining these allocations, WRIMCO seeks attractive opportunities within each market by focusing on issuers in countries, sectors and companies with strong cash flow and low balance sheet leverage.

■

“Stocks” include equity securities of all types, although WRIMCO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit WRIMCO’s criteria for sustainable competitive advantage and that WRIMCO believes are positioned to benefit from continued global rebalancing and the emerging middle class. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company, but primarily focuses on large cap issuers.

■

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Fund’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

■

Within each of these investment types, the Fund may invest in U.S. and foreign securities; the Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets.

WRIMCO may allocate the Fund’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to liquidity requirements, the Fund also may invest up to 25% of its total assets in precious metals.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO also may sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Fund’s investment objective, seek to hedge market risk on various securities, increase exposure to various markets, manage exposure to various foreign currencies, precious metals and various markets, and seek to hedge certain event risks on positions held by the Fund. In an effort to achieve the objective of hedging market risk and increasing exposure to equity markets, WRIMCO may utilize various instruments including, but not limited to, the following: futures contracts, both long and short positions, total return swaps, credit default swaps and options contracts, both written and purchased, on foreign and U.S. equity indices. In seeking to manage foreign currency exposure, WRIMCO may utilize forward contracts and option contracts either to increase or decrease exposure to a given currency. In seeking to manage exposure to precious metals, WRIMCO may utilize options, both written and purchased, on precious metals. In seeking to manage event risks, WRIMCO may utilize futures contracts, both long and short positions, or individual securities.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

Specialty Funds	Prospectus	37

■

Derivatives Risk. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■

Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 15.73% (the third quarter of 2005) and the lowest quarterly return was -18.48% (the third quarter of 2008). The Class A return for the year through September 30, 2010 was 1.50%.

38	Prospectus	Specialty Funds

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	17.73%	13.25%	10.09%
Return After Taxes on Distributions	17.66%	10.91%	8.32%
Return After Taxes on Distributions and Sale of Fund Shares	11.63%	10.97%	8.25%
Class B
Return Before Taxes	19.83%	13.48%	9.79%
Class C
Return Before Taxes	23.94%	13.66%	9.84%
Class Y
Return Before Taxes	25.40%	14.93%	11.13%
Indexes
Citigroup Broad Investment Grade Index (reflects no deduction for fees, expenses or taxes)	5.07%	5.23%	6.47%
Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflects no deduction for fees, expenses or taxes)	0.32%	3.43%	3.21%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.96%
Lipper Flexible Portfolio Funds Universe Average (net of fees and expenses)	22.16%	3.72%	4.30%
Lipper Global Flexible Portfolio Funds Universe Average (net of fees and expenses) (Effective March 2010, Lipper changed the Fund’s Lipper category to Lipper Global Flexible Portfolio Funds Universe Average. Both category averages are presented in this prospectus for comparison purposes.)	25.10%	6.60%	6.21%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Fund since January 1997 and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Fund since January 2007.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Specialty Funds	Prospectus	39

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

40	Prospectus	Specialty Funds

Waddell & Reed Advisors Continental Income Fund

Objectives

To provide current income. As a secondary objective, the Fund seeks long-term appreciation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.32%	0.68%	0.52%	0.24%
Total Annual Fund Operating Expenses	1.27%	2.38%	2.22%	0.94%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$697	$955	$1,232	$2,021
Class B Shares	641	1,042	1,370	2,440
Class C Shares	225	694	1,190	2,554
Class Y Shares	96	300	520	1,155

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$697	$955	$1,232	$2,021
Class B Shares	241	742	1,270	2,440
Class C Shares	225	694	1,190	2,554
Class Y Shares	96	300	520	1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Specialty Funds	Prospectus	41

Principal Investment Strategies

Waddell & Reed Advisors Continental Income Fund invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Fund invests primarily in medium to large, well-established companies that usually issue dividend-paying securities. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The majority of the Fund’s debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, to be of comparable quality. The Fund has no limitations on the range of maturities of the debt securities in which it may invest, nor on the size of companies in which it may invest.

In selecting equity securities for the Fund, WRIMCO follows a core investing strategy and seeks companies that it believes possess attractive business economics, are in a strong financial condition and are selling at attractive valuations both on a relative and an absolute basis. WRIMCO also considers a company’s potential for dividend growth, its growth and profitability opportunities and sustainability, its relative strength in earnings, its management, improving fundamentals and valuation, its balance sheet, its stock price value, and the condition of the respective industry. In selecting debt securities for the Fund, WRIMCO seeks high-quality securities with minimal credit risk.

Generally, in determining whether to sell an equity security or a debt security, WRIMCO uses the same analysis as identified above in order to determine if the equity security is still undervalued or has met its anticipated price. In determining whether to sell a debt security, WRIMCO will consider whether the security continues to maintain its minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in its assets securities with lower yields, which may cause a decline in its income.

42	Prospectus	Specialty Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 10.75% (the third quarter of 2009) and the lowest quarterly return was -9.81% (the fourth quarter of 2008). The Class A return for the year through September 30, 2010 was 6.13%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	7.87%	2.63%	2.60%
Return After Taxes on Distributions	7.60%	2.03%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares	5.47%	2.26%	2.02%
Class B
Return Before Taxes	9.26%	2.66%	2.20%
Class C
Return Before Taxes	13.42%	2.89%	2.21%
Class Y
Return Before Taxes	14.83%	4.15%	3.50%
Indexes
Citigroup Treasury/Govt Sponsored/Credit Index (reflects no deduction for fees, expenses or taxes)	4.46%	4.83%	6.43%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.96%
Lipper Mixed-Asset Target Allocation Growth Funds Universe Average (net of fees and expenses)	25.28%	1.93%	1.91%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of WRIMCO, has managed the Fund since January 1993.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

Specialty Funds	Prospectus	43

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

44	Prospectus	Specialty Funds

Waddell & Reed Advisors Energy Fund

Objective

To provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.61%	0.94%	0.66%	0.27%
Total Annual Fund Operating Expenses	1.71%	2.79%	2.51%	1.12%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$739	$1,083	$1,450	$2,478
Class B Shares	682	1,165	1,574	2,860
Class C Shares	254	782	1,335	2,846
Class Y Shares	114	356	617	1,363

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$739	$1,083	$1,450	$2,478
Class B Shares	282	865	1,474	2,860
Class C Shares	254	782	1,335	2,846
Class Y Shares	114	356	617	1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Specialty Funds	Prospectus	45

Principal Investment Strategies

Waddell & Reed Advisors Energy Fund seeks to achieve its objective of long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources.

These companies may include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. The Fund invests in companies domiciled throughout the world, including, potentially, companies domiciled or traded in emerging markets; the Fund may invest up to 100% of its total assets in foreign securities.

After reviewing its market outlook for the energy industry and then identifying trends and sectors, Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, uses a research-oriented, bottom-up investment approach when selecting securities for the Fund, focusing on company fundamentals and growth prospects. In general, the Fund emphasizes companies that WRIMCO believes are strongly managed and can generate above-average, long-term capital appreciation.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has become undervalued and/or whether the prospects of the issuer have deteriorated. WRIMCO may also sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Concentration Risk. Because the Fund invests more than 25% of its total assets in the energy related industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

46	Prospectus	Specialty Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 23.47% (the second quarter of 2008) and the lowest quarterly return was -33.56% (the third quarter of 2008). The Class A return for the year through September 30, 2010 was 0.18%.

Average Annual Total Returns

as of December 31, 2009	1 Year	Life of Class
Class A (began on 03-01-2006)
Return Before Taxes	31.64%	1.87%
Return After Taxes on Distributions	31.64%	1.77%
Return After Taxes on Distributions and Sale of Fund Shares	20.57%	1.58%
Class B (began on 03-01-2006)
Return Before Taxes	33.95%	1.64%
Class C (began on 03-01-2006)
Return Before Taxes	38.56%	2.70%
Class Y (began on 03-01-2006)
Return Before Taxes	40.63%	4.04%
Indexes
S&P 1500 Energy Sector Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on February 28, 2006.)	16.41%	4.30%
Lipper Natural Resources Funds Universe Average (net of fees and expenses) (Index comparison begins on February 28, 2006.)	40.47%	1.90%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

David P. Ginther, Senior Vice President of WRIMCO, has managed the Fund since March 2006.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

Specialty Funds	Prospectus	47

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

48	Prospectus	Specialty Funds

Waddell & Reed Advisors Science and Technology Fund

Objective

To provide long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Ivy Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 72 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 95 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]	5.00%	[1]	1.00%	[1]	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%		2.00%		2.00%		2.00%
Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.84%	0.84%	0.84%	0.84%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.31%	0.69%	0.57%	0.21%
Total Annual Fund Operating Expenses	1.40%	2.53%	2.41%	1.05%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more at net asset value (NAV) of Class A shares that are redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,158
Class B Shares	656	1,088	1,445	2,588
Class C Shares	244	751	1,285	2,746
Class Y Shares	107	334	579	1,283

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$709	$993	$1,297	$2,158
Class B Shares	256	788	1,345	2,588
Class C Shares	244	751	1,285	2,746
Class Y Shares	107	334	579	1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Specialty Funds	Prospectus	49

Principal Investment Strategies

Waddell & Reed Advisors Science and Technology Fund invests primarily in the equity securities of science and technology companies around the globe. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may also invest in companies that utilize science and/or technology to significantly enhance their business opportunities. Although the Fund typically invests in small or mid-size companies, it may invest in companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a bottom-up stock selection process by considering a number of factors in selecting securities for the Fund’s portfolio. These may include but are not limited to a company’s: growth potential, earnings potential, quality of management, industry position/market size potential, and applicable economic and market conditions.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO may also sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Concentration Risk. Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Management Risk. Fund performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

■

Small Company Risk. Equity securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

50	Prospectus	Specialty Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and a Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.waddell.com or call 888.WADDELL for the Fund’s updated performance.

In the period shown in the chart, the highest quarterly return was 18.56% (the first quarter of 2000) and the lowest quarterly return was -19.91% (the first quarter of 2001). The Class A return for the year through September 30, 2010 was 2.22%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	10 Years
Class A
Return Before Taxes	34.52%	7.05%	1.64%
Return After Taxes on Distributions	34.43%	5.19%	-0.01%
Return After Taxes on Distributions and Sale of Fund Shares	22.58%	5.81%	0.99%
Class B
Return Before Taxes	37.20%	6.98%	0.96%
Class C
Return Before Taxes	41.16%	7.13%	1.00%
Class Y
Return Before Taxes	43.32%	8.70%	2.60%
Indexes
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	63.19%	3.75%	-6.59%
Lipper Science & Technology Funds Universe Average (net of fees and expenses)	60.45%	2.43%	-7.14%

Investment Adviser

The Fund is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Zachary H. Shafran, Senior Vice President of WRIMCO, has managed the Fund since February 2001.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your broker-dealer or financial adviser (all share classes), by writing to Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s servicing agent, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 888.WADDELL; Class Y: 800.532.2783), fax (800.532.2749), or internet (www.waddell.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

Specialty Funds	Prospectus	51

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B and Class C:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or WRIMCO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

52	Prospectus	Specialty Funds

Additional Information about Principal Investment Strategies, Other Investments and Risks

Waddell & Reed Advisors Accumulative Fund: The Fund seeks to achieve its primary objective of capital growth and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and, to a lesser extent, foreign companies, the risks of which are, in WRIMCO’s opinion, consistent with the Fund’s objectives. Generally, the Fund invests in companies whose stocks, in WRIMCO’s opinion, have slightly higher market volatility and slightly higher growth rates than other stocks. The Fund may invest in growth, core and value-oriented securities. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund may invest not more than 25% of its net assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund may utilize derivatives, primarily options on common stocks, to seek to exploit opportunities as a result of ongoing uncertainties in the economy, to hedge its current holdings, or to enhance the performance of the Fund by receiving premium income from such options.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, typically of investment grade, including commercial paper and short-term U.S. government securities, and/or preferred stocks. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors Accumulative Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Large Company Risk	■ Management Risk ■ Market Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Accumulative Fund may be subject to other, non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk
■	Mid Size Company Risk
■	Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Statement of Additional Information (SAI).

Waddell & Reed Advisors Core Investment Fund: The Fund seeks to achieve its objectives of capital growth and income by investing, during normal market conditions, in common stocks of large, high-quality U.S. and foreign companies that WRIMCO believes are globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Fund will achieve its objectives.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its securities-selection process. It attempts to select securities with growth and income possibilities by looking at many factors that may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, leadership position in its industry, stock price value, and dividend payment history.

Through its bottom-up stock selection, WRIMCO searches for companies for which it believes market expectations are too low with regard to the company’s ability to grow its business and thereby generate sufficient equity. In selecting securities for the Fund, WRIMCO may consider whether a company has new products to introduce, has undergone cost restructuring, or has improved its execution, among other factors.

The Fund also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. large-cap growth companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund may also invest in derivative instruments in seeking to hedge its current holdings, including the use of futures contracts on broad U.S. equity indices.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. government securities, investment-grade debt securities and cash and cash equivalents such as commercial paper, short-term notes and other money market instruments. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors Core Investment Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Large Company Risk	■ Management Risk ■ Market Risk

Prospectus	53

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Core Investment Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Interest Rate Risk	■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Dividend Opportunities Fund: The Fund seeks to achieve its objective of total return by investing primarily in dividend-paying common stocks that WRIMCO believes also demonstrate favorable prospects for total return. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO attempts to select securities by considering a company’s ability to sustain, and potentially increase, its dividend payments, thereby returning value to its shareholders. WRIMCO also seeks companies that it believes possess strong balance sheets and high free cash flow yields.

The Fund’s emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

For Federal income tax purposes, net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) generally is taxed at a maximum rate of 15% for noncorporate shareholders through the end of 2010 (which rate may increase to 20% or higher for subsequent years), and “qualified dividend income” received by those shareholders is taxed as net capital gain as well for that period, provided that certain holding period and other requirements are met. WRIMCO believes that the tax treatment of qualified dividend income may benefit companies that regularly issue dividends.

Although the Fund invests primarily in U.S. securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

While the Fund invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objective. To the extent the Fund invests in debt securities, the Fund intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Fund may not achieve its objective.

Principal Risks. An investment in Waddell & Reed Advisors Dividend Opportunities Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Large Company Risk	■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Dividend Opportunities Fund may be subject to other, non-principal risks, including the following:

■ Credit Risk ■ Foreign Securities Risk ■ Interest Rate Risk	■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors New Concepts Fund: The Fund seeks to achieve its objective of growth of your investment by investing primarily in a diversified portfolio of U.S. and, to a lesser extent, foreign mid cap companies that WRIMCO believes offer above-average growth potential. The Fund primarily focuses on mid cap growth companies that WRIMCO believes have the potential to become a large cap company. Mid cap companies typically are companies with market capitalizations that may range between $1 billion and $10 billion. For this purpose, WRIMCO considers a company’s capitalization at the time the Fund acquires the company’s securities. Companies whose capitalization falls outside the mid-cap range after purchase continue to be considered mid-cap companies for purpose of the Fund’s investment policy. There is no guarantee, however, that the Fund will achieve its objective.

As noted, WRIMCO utilizes a bottom-up approach in its selection of securities for the Fund, and focuses on companies with strong growth models, profitability and sound capital structures. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. WRIMCO may also consider a company’s dividend yield.

54	Prospectus

The Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The Fund may utilize derivative instruments, including options on individual securities or indices, in seeking to gain exposure to certain sectors, to enhance income, and/or to hedge certain market event risks, including risks associated with a specific holding. The Fund may also invest in exchange-traded funds (ETFs) as a means of gaining exposure to a particular segment of the market.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term U.S. government securities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors New Concepts Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Management Risk	■ Market Risk ■ Mid Size Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors New Concepts Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Investment Company Securities Risk	■ Large Company Risk ■ Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Small Cap Fund: The Fund seeks to achieve its objective of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on higher-quality companies. WRIMCO seeks companies that it believes exhibit defensible market positions by having one or more of the following characteristics: a company that is a strong niche player, that features the involvement of the founder, or that demonstrates a strong commitment to shareholders. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company’s ability to grow and gain market shares and/or the company’s founder departs.

Small cap companies typically are companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund’s investment policy. From time to time, the Fund also will invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small cap securities. The Fund may also invest in derivatives, primarily futures and options, for the purpose of hedging its exposure, as well as to gain exposure to certain market sectors that it cannot efficiently get through the purchase of individual equity securities.

In addition to common stocks, the Fund may invest in securities convertible into common stocks, preferred stocks and debt securities, that are mostly of investment grade.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund also may invest in more established companies,

Prospectus	55

such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund’s position size in any particular security. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Management Risk	■ Market Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Small Cap Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Initial Public Offering Risk ■ Investment Company Securities Risk	■ Large Company Risk ■ Liquidity Risk ■ Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Tax-Managed Equity Fund: The Fund seeks to achieve its objective of long-term growth of capital while minimizing taxable gains and income to shareholders by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies that WRIMCO considers to be high quality and attractive in their long-term investment potential. WRIMCO seeks stocks of growth-oriented companies which it believes to have above-average earnings predictability and stability. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO typically seeks companies with defensible, and therefore sustainable, competitive advantages in their fields. Current demand and faster growing economies are also important factors.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize distributions of net investment income and distributions of realized net short-term capital gains (taxed as ordinary income), as well as distributions of net long-term capital gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed).

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

■	a long-term, low turnover approach to investing

■	an emphasis on lower-yielding securities to require distribution of little, if any, taxable income

■	an attempt to avoid realizing net short-term capital gains

■	in the sale of portfolio securities, selection of the most tax-favored lots

■	selective tax-advantaged hedging techniques as an alternative to taxable sales

The Fund also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments. The Fund may also invest in preferred stocks and debt securities that are primarily of investment grade.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Notwithstanding the Fund’s use of tax-management investment strategies, the Fund may have taxable income and may realize net capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized net capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund’s assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

Principal Risks. An investment in Waddell & Reed Advisors Tax-Managed Equity Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Large Company Risk	■ Management Risk ■ Market Risk ■ Mid Size Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Tax-Managed Equity Fund may be subject to other, non-principal risks, including the following:

■	Derivatives Risk
■	Foreign Securities Risk
■	Small Company Risk

56	Prospectus

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Value Fund: The Fund seeks to achieve its objective of long-term appreciation of capital by primarily investing, for the long term, in the common stocks, and to a lesser extent, preferred stock, of large-cap undervalued U.S. and, to a lesser extent, foreign companies. Large cap companies typically are companies with market capitalizations of at least $10 billion. The Fund seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Fund will achieve its objective.

WRIMCO primarily utilizes both a top-down and a bottom-up (research individual issuers) analysis in its selection process. In general, in selecting securities for the Fund, WRIMCO evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: intrinsic value of the company not reflected in the stock price, historical earnings growth, future expected earnings growth, company’s position in its industry, industry conditions, competitive strategy, management capabilities, free cash flow potential, and internal or external catalysts for change.

The Fund may invest in foreign securities; however, it does not intend to invest more than 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund may invest in publicly traded partnerships (often referred to as master limited partnerships (MLPs)). An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. Investments in securities of MLPs involve risks that differ from investments in common stocks including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others. Investments in securities of MLPs also involve tax-related risks. These issues are primarily centered on the cash dividends received from investments in MLPs and the noncash income and expenses that are passed through by the MLP. These issues can have a significant impact on the dividends that the Fund may or may not be able to pay to shareholders and may create timing issues in the reporting of taxable income which may complicate the ability of the Fund to meet its registered investment company distribution requirements.

The Fund also may invest in derivative instruments to generate additional income from written option premiums, and secondarily to gain exposure to or facilitate trading in certain securities, primarily by utilizing written and purchased options.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Value Fund is subject to various risks, including the following:

■ Company Risk ■ Large Company Risk ■ Management Risk	■ Market Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Value Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk	■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Vanguard Fund: The Fund seeks to achieve its objective of appreciation of your investment by investing primarily in a diversified portfolio of common stocks issued by what WRIMCO believes are higher-quality, growth-oriented large cap U.S. and, to a lesser extent, foreign companies with appreciation possibilities. The Fund seeks to generate solid returns while striving to protect against downside risks. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale, or distribution advantages. WRIMCO’s process to select stocks is primarily a blend of quantitative and fundamental research. From a quantitative standpoint, WRIMCO concentrates on profitability, capital industry, cash flow and calculation measures, as well as earnings growth rates and valuations. WRIMCO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

Prospectus	57

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Vanguard Fund is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Large Company Risk	■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Vanguard Fund may be subject to other, non-principal risks, including the following:

■	Foreign Securities Risk
■	Mid Size Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors International Growth Fund: The Fund seeks to achieve its primary objective of long-term appreciation of capital and its secondary objective of current income by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. WRIMCO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain their growth rates. The Fund may invest in companies of any size and in any geographic area and within various sectors. Many companies have a diverse market of business and overseas operations. Therefore, the Fund may also have an indirect exposure to additional foreign markets through its investments. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund may, but is not required to, use a range of derivative investment techniques in seeking to hedge or manage various market risks (such as interest rates, and broad or specific equity or fixed-income market movements) as well as to manage its exposure (increase or decrease) to various foreign currencies. The Fund may also use derivatives to speculate on a particular security or sector and/or to gain exposure to the same. The Fund may also invest in ETFs as a means of gaining exposure to a particular segment of the market.

The Fund may from time to time take a temporary defensive position, and may invest up to all of its assets in U.S. government securities, investment-grade debt securities and cash and cash equivalents such as commercial paper, short-term notes and other money market securities; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; and it also may invest all of its assets in U.S. securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors International Growth Fund is subject to various risks, including the following:

■ Company Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Securities Risk	■ Growth Stock Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors International Growth Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Interest Rate Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Asset Strategy Fund: The Fund seeks to achieve its objective of high total return over the long term by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments seeking exposure to various foreign currencies. The Fund may also utilize derivative instruments in seeking its objective. The Fund may invest its assets in almost any market that WRIMCO believes can offer a high probability of return or, alternatively, that can provide a high degree of safety in uncertain times. The Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

58	Prospectus

Generally, the mix of assets in the Fund will change from time to time depending on WRIMCO’s assessment of the market for each investment type. Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

Subject to liquidity requirements, WRIMCO may invest up to 25% of the Fund’s total assets in precious metals. Investments in physical commodities, including precious metals, may experience severe price fluctuations over short periods of time; as well, storage and trading costs may exceed the custodial and/or brokerage costs associated with other investments.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund’s objective. In developing global themes, WRIMCO evaluates a number of global trends that may include political, social, cultural, demographic, current and historical trends, among others. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO’s decisions may not always be beneficial to the Fund, and there is no guarantee that the Fund will achieve its objective.

WRIMCO tries to balance the Fund’s investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security’s performance and/or if it is an appropriate time to vary the Fund’s mix.

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The Fund also may invest in ETFs as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly.

WRIMCO may, when consistent with the Fund’s investment objective, seek to hedge market risk on various securities, increase exposure to various markets, manage exposure to various foreign currencies, precious metals and various market and seek to hedge certain event risks on positions held by the Fund.

As described above, the Fund has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal market conditions. WRIMCO will typically increase the Fund’s investment in high-quality, short-term investments in order to increase the defensive positioning of the Fund and/or to enable the Fund to participate in opportunities as they present themselves.

Although WRIMCO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Asset Strategy Fund is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Credit Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Securities Risk	■ Growth Stock Risk ■ Interest Rate Risk ■ Large Company Risk ■ Low-rated Securities Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Asset Strategy Fund may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Investment Company Securities Risk ■ Liquidity Risk ■ Mid Size Company Risk	■ Reinvestment Risk ■ Small Company Risk ■ Value Stock Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Continental Income Fund: The Fund seeks to achieve its primary objective of providing current income and its secondary objective of long-term appreciation of capital, by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Fund will achieve its objectives.

The Fund owns common stocks in order to provide possible appreciation of capital and/or dividend income, and it invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund also may invest in convertible securities.

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The Fund ordinarily invests at least 25% of its total assets in debt securities and/or preferred stocks. The Fund will ordinarily not invest more than 75% of its total assets in common stocks, although it may invest up to all of its assets in common stocks if, in WRIMCO’s judgment, this is advisable due to unusual market or economic conditions.

In its equity investments, the Fund invests primarily in medium to large, well-established companies, that typically issue dividend-paying securities. The majority of the Fund’s debt holdings are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The Fund has no limitations on the range of maturities of debt securities in which it may invest nor on the size of companies in which it may invest.

The Fund may invest up to 25% of its total assets invested in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

The Fund may invest in ETFs for the purpose of more quickly gaining exposure to a particular segment of the market.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, however, the Fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors Continental Income Fund is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Growth Stock Risk ■ Interest Rate Risk ■ Large Company Risk	■ Management Risk ■ Market Risk ■ Mid Size Company Risk ■ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Continental Income Fund may be subject to other, non-principal risks, including the following:

■ Foreign Securities Risk ■ Investment Company Securities Risk	■ Mortgage-Backed and Asset-Backed Securities Risk ■ Small Company Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Energy Fund: The Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in the equity securities of companies engaged in various aspects of the energy industry, such as the production, exploration, distribution of energy or relating to the infrastructure of energy, as well as the research and development or production of alternative energy sources, including but not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and companies using newer energy technologies such as nuclear, geothermal, oil shale, wind power, and solar power.

WRIMCO focuses not only on traditional companies that are producing and distributing energy today, but also on companies that WRIMCO believes are discovering sources of energy for the future. WRIMCO considers many factors in selecting companies for the Fund, which may include the valuation, operating history, capital, financials, business model and management of a company. The Fund invests in securities of companies across the capitalization spectrum. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest up to 100% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Fund is also subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

■	international political developments

■	production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries

■	relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations

■	energy conservation

■	the regulatory environment

■	tax policies

■	the economic growth and political stability of the key energy-consuming countries

60	Prospectus

The Fund may, but is not required to, use a range of other investment techniques, including investing in income trusts, publicly traded partnerships (often referred to as master limited partnerships (MLPs)) and derivatives (primarily for the purpose of hedging various market risks). An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. The MLPs in which the Fund may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. Investments in securities of MLPs involve risks that differ from investments in common stocks including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others. Investments in securities of MLPs also involve tax-related risks. These issues are primarily centered on the cash dividends received from investments in MLPs and the noncash income and expenses that are passed through by the MLP. These issues can have a significant impact on the dividends that the Fund may or may not be able to pay to shareholders and may create timing issues in the reporting of taxable income which may complicate the ability of the Fund to meet its registered investment company distribution requirements.

The Fund’s investments in income trusts, MLPs, and derivatives will be limited by tax considerations.

The Fund may invest in ETFs to gain industry exposure not otherwise available through direct investments.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Fund may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Energy Fund is subject to various risks, including the following:

■ Company Risk ■ Concentration Risk ■ Emerging Market Risk ■ Foreign Securities Risk	■ Growth Stock Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Energy Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Risk ■ Investment Company Securities Risk ■ Large Company Risk	■ Liquidity Risk ■ Mid Size Company Risk ■ Small Company Risk ■ Value Stock Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Waddell & Reed Advisors Science and Technology Fund: The Fund seeks to achieve its objective of long-term capital growth by investing primarily in the equity securities of science and technology companies around the globe. Science and technology companies are companies whose products, processes or services, in WRIMCO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to significantly enhance their business opportunities. Although the Fund typically invests in small or mid size companies, it may invest in companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Fund may invest in any geographic area. Many companies have a diverse market of business and overseas operations. Therefore, the Fund may also have an indirect exposure to additional foreign markets through these investments. There is no guarantee, however, that the Fund will achieve its objective.

In its selection of securities for investment by the Fund, WRIMCO aims to identify companies that it believes to be benefiting from the world’s strongest secular economic trends, and then applies its bottom-up research to identify what it believes are the best holdings for the Fund.

The Fund may invest in, but is not limited to, areas such as:

■	aerospace and defense electronics

■	alternative energy

■	biotechnology

■	business machines

■	cable and broadband access

■	communications equipment and software

■	computer software and services

■	computer systems

■	electronics and energy

■	electronic media

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■	genomics

■	internet and internet-related services

■	medical devices and drugs

■	medical and hospital supplies and services

■	office equipment, supplies and services (including transaction processing services)

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Fund may invest up to 20% of its total assets in non-investment grade fixed-income securities, which are securities rated BB or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality, which may include convertible securities.

The Fund may, but is not required to, use a range of derivative investment techniques, typically options on common stocks, in seeking to hedge various market risks and/or individual security risk as well as to enhance return. The Fund may invest in ETFs as a means to invest cash effectively.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. However, by taking a temporary defensive position, the Fund may not achieve its investment objective. The Fund may also hedge its foreign currency exposure, when applicable.

Principal Risks. An investment in Waddell & Reed Advisors Science and Technology Fund is subject to various risks, including the following:

■ Company Risk ■ Concentration Risk ■ Emerging Market Risk ■ Foreign Securities Risk ■ Growth Stock Risk	■ Management Risk ■ Market Risk ■ Mid Size Company Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Science and Technology Fund may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Risk ■ Initial Public Offering Risk ■ Investment Company Securities Risk	■ Large Company Risk ■ Liquidity Risk ■ Low-rated Securities Risk

A description of these risks is set forth in “Defining Risks” below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

All Funds

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO’s skill in selecting investments. As with any mutual fund, you could lose money on your investment.

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to the Fund may be significant.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the market capitalization target of the securities in a Fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Fund must distribute, the distribution of which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the Fund’s assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO’s selection criteria for implementing the Fund’s investment objective(s), strategies and policies.

You will find more information about each Fund’s permitted investments and strategies, as well as the restrictions that apply to them, in the SAI.

62	Prospectus

A description of each Fund’s policies and procedures with respect to the disclosure of its securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Defining Risks

Commodities Risk — Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments.

Company Risk — An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk — If a Fund invests more than 25% of its total assets in a particular industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) that is the issuer of a security in which a Fund invests may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of shares of a Fund. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If a Fund purchases unrated securities and obligations, it will depend on WRIMCO’s analysis of credit risk more heavily than usual.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options, futures contracts and swaps, among a wide range of other instruments. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate effectively with the overall securities markets or with the underlying security, index, asset or rate from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Certain derivatives transactions, including over-the-counter (OTC) options, swaps, and forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions.

The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For

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privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that WRIMCO reasonably believes are capable of performing under the contract.

The enactment on July 21, 2010, of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) may increase the cost of entering into derivatives transactions and require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case. The Dodd-Frank Act requires the Commodity Futures Trading Commission (CFTC) or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the next year. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Currency conversion also can be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Funds may, but are not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Initial Public Offering Risk — Investments in IPOs can have a significant positive impact on the Fund’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

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Interest Rate Risk — The value of a debt security, mortgage-backed security or fixed-income obligation (including shares of mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed-income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed-income obligations are generally more sensitive to interest rate changes. A Fund may experience a decline in its income due to falling interest rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs for various purposes. Since many ETFs are a type of investment company, a Fund’s purchases of shares of such ETFs are subject to the Fund’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — A Fund with holdings of large capitalization company securities may underperform the market as a whole.

Liquidity Risk — Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken a Fund’s returns. In adverse economic or other circumstances, issuers of these lower-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — WRIMCO applies a Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective(s). Securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by WRIMCO may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the Fund.

Market Risk — All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to reinvestment risk. When interest rates decline, unscheduled payments can be expected to accelerate, and a Fund may be required to reinvest the proceeds of the payments at the lower interest rates then available. Unscheduled payments would also limit the potential for capital appreciation on mortgage-backed and

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asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Reinvestment Risk — Income from a Fund’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund’s portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause payments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s investment income.

Small Company Risk — Equity securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

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The Management of the Funds

INVESTMENT ADVISER

Each of the funds within Waddell & Reed Advisors Funds (Trust), Ivy Funds Variable Insurance Portfolios and Waddell & Reed InvestEd Portfolios is managed by WRIMCO, subject to the authority of each fund’s Board of Trustees. WRIMCO provides investment advice to these funds and supervises each fund’s investments. WRIMCO and/or its predecessor have served as investment manager to the funds since the inception of each fund. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

MANAGEMENT FEE

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Tax-Managed Equity Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion.

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain Funds are reduced pursuant to a management fee waiver as follows:

Waddell & Reed Advisors Accumulative Fund: 0.66% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Asset Strategy Fund and Waddell & Reed Advisors Value Fund: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Core Investment Fund: 0.65% of net assets up to $1 billion, 0.64% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $5 billion, 0.525% of net assets over $5 billion and up to $6 billion, and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors International Growth Fund: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund and Waddell & Reed Advisors Small Cap Fund: 0.83% of net assets up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Vanguard Fund: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Management fees for each Fund as a percent of its net assets for its fiscal year ended June 30, 2010, were:

Fund	Management Fee Paid
Waddell & Reed Advisors Accumulative Fund	0.69%
Waddell & Reed Advisors Asset Strategy Fund	0.65%
Waddell & Reed Advisors Continental Income Fund	0.70%
Waddell & Reed Advisors Core Investment Fund	0.66%
Waddell & Reed Advisors Dividend Opportunities Fund	0.70%
Waddell & Reed Advisors Energy Fund	0.85%

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Fund	Management Fees Paid
Waddell & Reed Advisors International Growth Fund	0.85%
Waddell & Reed Advisors New Concepts Fund	0.85%
Waddell & Reed Advisors Science and Technology Fund	0.84%
Waddell & Reed Advisors Small Cap Fund	0.85%
Waddell & Reed Advisors Tax-Managed Equity Fund	0.65%
Waddell & Reed Advisors Value Fund	0.70%
Waddell & Reed Advisors Vanguard Fund	0.69%

A discussion regarding the basis of approval by the Board of Trustees of each Fund’s Investment Management Agreement with WRIMCO for the period October 1, 2009 through September 30, 2010, is available in the Fund’s Semiannual Report to Shareholders, dated December 31, 2009. A discussion regarding the basis of approval by the Board of Trustees of each Fund’s Investment Management Agreement with WRIMCO for the period October 1, 2010 through September 30, 2011, will be available in the Fund’s Semiannual Report to Shareholders, dated December 31, 2010.

PORTFOLIO MANAGEMENT

Waddell & Reed Advisors Accumulative Fund: Barry M. Ogden is primarily responsible for the day-to-day management of Waddell & Reed Advisors Accumulative Fund. From February 2001 through March 2004, Mr. Ogden served as Assistant Portfolio Manager for the Fund. On April 1, 2004, he became co-manager of the Fund, and on June 30, 2004, Mr. Ogden assumed sole responsibility for the management of Waddell & Reed Advisors Accumulative Fund upon the retirement of the other co-portfolio manager. He is Senior Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust and Vice President of another investment company for which IICO serves as investment manager. Mr. Ogden served as assistant portfolio manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1994. He graduated from the University of Kansas with a BS degree in accounting, and has earned the designation of Certified Public Accountant. Mr. Ogden is a Chartered Financial Analyst.

Waddell & Reed Advisors Asset Strategy Fund: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of Waddell & Reed Advisors Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Executive Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as Chief Investment Officer of Waddell & Reed Financial, Inc. since June 2005 and formerly served as Chief Investment Officer of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from the Saint Louis University.

Mr. Caldwell has held his responsibilities for Waddell & Reed Advisors Asset Strategy Fund since January 2007. His investment research responsibilities are concentrated in asset managers, brokers and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Fund, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Fund along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities of the global bond funds which are managed by WRIMCO and IICO. While no longer responsible for day-to-day management of Waddell & Reed Advisors Asset Strategy Fund, Mr. Vrabac continues to provide input to Waddell & Reed Advisors Asset Strategy Fund on the global fixed-income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Waddell & Reed Advisors Asset Strategy Fund.

Waddell & Reed Advisors Continental Income Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Waddell & Reed Advisors Continental Income Fund. Ms. Prince-Fox has held her Fund responsibilities since January 1993. She is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. As well, Ms. Prince-Fox served as Chief Investment Officer of Austin, Calvert & Flavin, Inc., a former affiliate of WRIMCO, from November 2004 to July 2009 and, previously, as Co-Chief Investment Officer for Austin, Calvert & Flavin, Inc. from February 2002 to November 2004. She earned a BBA degree in Finance from St. Mary’s University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Waddell & Reed Advisors Core Investment Fund: Erik R. Becker and Gustaf C. Zinn are primarily responsible for the day-to-day management of Waddell & Reed Advisors Core Investment Fund, and both have held their Fund responsibilities since July 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Waddell & Reed Advisors Core Investment Fund since 2003, in addition to his duties as a research analyst. He is Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

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Mr. Zinn has been an employee of WRIMCO since 1998 and had served as assistant portfolio manager for funds managed by IICO or WRIMCO since July 2003, in addition to his duties as a research analyst. Mr. Zinn is Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Waddell & Reed Advisors Dividend Opportunities Fund and Waddell & Reed Advisors Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of the Waddell & Reed Advisors Dividend Opportunities Fund and Waddell & Reed Advisors Energy Fund. He has held his Fund responsibilities since the inception of each Fund, July 2003 and March 2006, respectively. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Waddell & Reed Advisors International Growth Fund: Chace Brundige is primarily responsible for the day-to-day management of Waddell & Reed Advisors International Growth Fund and has held his Fund responsibilities since January 2009. In 2003, he joined WRIMCO as an assistant portfolio manager for the large cap growth equity team, and became a portfolio manager in February 2006. He is Vice President of WRIMCO and IICO, Vice President of the Trust and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Waddell & Reed Advisors New Concepts Fund: Kimberly A. Scott is primarily responsible for the day-to-day management of Waddell & Reed Advisors New Concepts Fund and has held her Fund responsibilities since February 2001. She is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Scott joined WRIMCO in April 1999. She served as an investment analyst with WRIMCO from April 1999 to February 2001. She earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Waddell & Reed Advisors Science and Technology Fund: Zachary H. Shafran is primarily responsible for the day-to-day management of Waddell & Reed Advisors Science and Technology Fund, and has held his Fund responsibilities since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Effective April 2010, Mr. Shafran was appointed the Global Director of Equity and Fixed Income Research for WRIMCO and IICO. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA from the University of Missouri at Kansas City.

Waddell & Reed Advisors Small Cap Fund: Effective April 1, 2010, Timothy J. Miller is primarily responsible for the day-to-day management of Waddell & Reed Advisors Small Cap Fund. Mr. Miller joined WRIMCO and IICO in February 2008 and has served as the portfolio manager for investment companies managed by WRIMCO or IICO since March 2008. He is Vice President of WRIMCO and IICO and Vice President of the Trust. Previous employment included serving as the primary portfolio manager of the Invesco Dynamics Fund from December 1993 through mid-2004, as the Chief Investment Officer of Invesco Funds Group, Inc. from July 2000 until July 2003, and as the Chief Investment Officer of the Denver Investment Center of Invesco North America from July 2003 until May 2004. Since May 2004, Mr. Miller has served on the Board of Trustees and the Finance Committee of Escuela de Guadalupe, a dual-language, kindergarten through fifth grade school serving children from low-income communities in Denver, Colorado, and has served on the Investment Committee of Regis Jesuit High School in Denver, Colorado, helping the school manage its endowment funds. Mr. Miller holds an MBA from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University. He is a CFA Charter holder.

Waddell & Reed Advisors Tax-Managed Equity Fund: Sarah C. Ross is primarily responsible for the day-to-day management of Waddell & Reed Advisors Tax-Managed Equity Fund and has held her Fund responsibilities since January 2009. Ms. Ross is Vice President of WRIMCO and IICO, Vice President of the Trust and portfolio manager for another investment company for which IICO serves as investment manager. She joined WRIMCO in October 2003 as an investment analyst, with industry responsibilities concentrated in biotechnology, healthcare equipment and supplies, pharmaceuticals, and life sciences tools and services. Ms. Ross became an assistant portfolio manager with the large cap growth equity team in February 2006. She holds a BS degree in business administration and a BA degree in French from John M. Olin School of Business, Washington University, St. Louis, Missouri, and also studied global finance, French society, international marketing and corporate law at Ecole Europeene Des Affaires A Paris, Paris, France. Ms. Ross is a Chartered Financial Analyst, a member of the CFA Institute and a member of the St. Louis Society of Financial Analysts.

Waddell & Reed Advisors Value Fund: Matthew T. Norris is primarily responsible for the day-to-day management of Waddell & Reed Advisors Value Fund. He has held his Fund responsibilities since July 2003. Mr. Norris is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. From June 2005 until April 2010, he served as Director of Equity Research for WRIMCO and IICO. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

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Waddell & Reed Advisors Vanguard Fund: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Waddell & Reed Advisors Vanguard Fund. Mr. Becker has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Mr. Sanders has held his Fund responsibilities for Waddell & Reed Advisors Vanguard Fund since June 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Effective August 2010, Mr. Sanders was appointed Chief Investment Officer of WRIMCO and IICO. He joined WRIMCO in August 1998, and has served as a portfolio manager for funds managed by WRIMCO since that time. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Additional information regarding portfolio manager(s), including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund’s investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.*

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the Federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review W&R’s supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the funds within Waddell & Reed Advisors Funds, and that this may have caused some dilution in those funds. Also, the SEC found that W&R failed to make certain disclosures to Waddell & Reed Advisors Funds’ Boards of Trustees and shareholders regarding the market timing activity and W&R’s acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among its conditions requires that W&R: reduce the aggregate investment management fees paid by the funds within Waddell & Reed Advisors Funds and by Ivy Funds Variable Insurance Portfolios (the Affected Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Affected Funds’ Disinterested Trustees to review and consult regarding the Affected Funds’ investment management fee arrangements; and make additional investment management fee-related disclosures to Affected Fund shareholders. The NYAG Settlement also effectively requires that the Affected Funds implement certain governance measures designed to maintain the independence of the Affected Funds’ Boards of Trustees and appoint an independent compliance consultant responsible for monitoring the Affected Funds’ and W&R’s compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, required W&R to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Affected Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Affected Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Affected Funds due to market timing. Therefore, it is not currently possible to specify which particular Affected Fund shareholders or groups of Affected Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

*	In the “Regulatory Matters” section: any reference to funds within Waddell & Reed Advisors Funds means the corporate entities (or series thereof) to which such funds are the successors; any reference to Ivy Funds Variable Insurance Portfolios means W&R Target Funds, Inc., which changed its name to Ivy Funds Variable Insurance Portfolios, Inc., to which Ivy Funds Variable Insurance Portfolios is the successor; and any reference to a Board of Trustees or the Trustees means the Board of Directors or the Directors, as applicable, of the respective predecessor entities of Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios.

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Your Account

CHOOSING A SHARE CLASS

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class Y shares are described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[1]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

[1]	A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. For each of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Core Investment Fund and Waddell & Reed Advisors Tax-Managed Equity Fund, the Board of Trustees (Board) has limited payments under the Fund’s Plan to 0.234%, 0.249% and 0.236%, respectively, of the Fund’s average net Class A assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments under any of these Funds’ Plans up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a maximum distribution fee of up to 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund’s Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) rules as then in effect.

Since these fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A Shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

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Calculation of Sales Charges on Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see “Additional Compensation to Intermediaries” for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:

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Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see “Account Grouping” below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. Purchases made during the thirty (30) calendar days prior to receipt by WISC, the Funds’ transfer agent, of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. Please review the SAI for additional information regarding Account Grouping. For purposes of account grouping, an individual’s domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1.	All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (the Code) (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

2.

All purchases of Class A shares made under a simplified employee pension plan (SEP), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when

72	Prospectus

the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by Waddell & Reed, purchases will be grouped at the plan level.

3.	All purchases of Class A shares made by you or your spouse for your or your spouse’s IRAs, salary reduction plan accounts under Section 457 of the Code, or Code Section 403(b) tax-sheltered accounts may be grouped, as well as your or your spouse’s Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend Equities Corporation (Legend), the grouping privileges described above also apply to the corresponding classes of shares of funds within Ivy Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

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Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

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Shareholders investing through direct transfers from the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

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Shareholders/participants reinvesting into any other account, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution

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Shareholders reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Plan, an IRA, a Keogh plan or a trust or custodial account under Section 457(b) or 403(b)(7) of the Code

■	Clients investing via a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

■	Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records

■

Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records and are segregated from any other retirement plan assets

■	Shareholders investing through certain investment advisers and broker-dealers in brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

For purposes of determining sales at NAV, an individual’s domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

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Exchange of Class A shares of any fund in the Waddell & Reed Advisors Funds or shares of Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed and Legend, Class A shares of any fund within Ivy Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

■

Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request

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Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

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Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.waddell.com, including hyperlinks to facilitate access to this information. You will also find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund’s Class B or Class C shares or certain Class A shares. Waddell & Reed pays 4.00% of the amount invested to Legend and other third-party broker-dealers who sell Class B shares and pays 1.00% of the amount invested to Legend and other third-party broker-dealers who sell Class C shares of certain funds.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B Shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on November 17, 2010, then redeems all Class B shares on November 15, 2011, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C Shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of

74	Prospectus

average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records and it will be the selling broker-dealer’s responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

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redemptions of shares requested within one year of the shareholder’s death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Fund’s transfer agent

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redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Plan, an IRA, a Keogh plan or a trust or custodial account under Section 457(b) or 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

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redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

■

redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

■	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed

■	for clients of third-party broker-dealers, redemptions of Class C shares for which the selling broker-dealer was not paid an up-front commission by Waddell & Reed

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redemptions of Fund shares, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds and/or Ivy Funds, as directed by the redeeming shareholder, through retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

■	the exercise of certain exchange privileges

■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $500

■	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

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for select Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or recordkeeping services

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

Class Y Shares

Class Y shares are not subject to a sales charge or annual 12b-1 fees. Class Y shares are only available for purchase by:

■	Waddell & Reed InvestEd Portfolios

■

participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401 of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000, the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services

■	participants in Waddell & Reed Financial, Inc. Retirement Plans

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and Waddell & Reed are not

Prospectus	75

responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. As well, Waddell & Reed may have agreements with financial intermediaries which provide for one or more of the following: fees paid by Waddell & Reed to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account; networking and/or sub-accounting fees paid by the Funds; and/or other payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for funds within Waddell & Reed Advisors Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from Waddell & Reed or its affiliates, or the Funds, for providing related recordkeeping and other services.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the funds within Waddell & Reed Advisors Funds and certain other mutual funds. Waddell & Reed financial advisors sell primarily shares of the funds within Waddell & Reed Advisors Funds and Ivy Funds (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. Companies affiliated with Waddell & Reed also serve as shareholder servicing agent and accounting services agent for the Fund Families and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties (“Service Affiliates”). Waddell & Reed, the Managers and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. It is possible, however, for Waddell & Reed and its affiliated companies to receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets. In addition, the Service Affiliates receive fees for the services they provide to the funds and/or shareholders in the Fund Families.

Increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed, the Managers and the Service Affiliates, since payments to Waddell & Reed, the Managers and the Service Affiliates, increase as more assets are invested in the Fund Families and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this will typically influence the financial advisor’s decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to

76	Prospectus

purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

Portability

Waddell & Reed is a broker-dealer and is also the principal underwriter and retail distributor of the Funds. The Funds are generally available for sale primarily through Waddell & Reed financial advisors. Although Waddell & Reed financial advisors have no sales quotas with respect to the Funds, are not required to sell only the Funds and may offer and sell other mutual funds, if you elect to work with a Waddell & Reed financial advisor it is likely that the advisor will recommend primarily the Funds. For more information about conflicts of interest, please see “Potential Conflicts of Interest.” Therefore, you need to understand that the Funds are considered to be proprietary mutual funds. Generally, shares of proprietary mutual funds may only be held on the funds’ records in an omnibus account for a selling broker-dealer or other financial intermediary (“Financial Intermediary”) or in an individual shareholder account assigned to a Financial Intermediary if the Financial Intermediary has entered into a selling agreement with the funds’ distributor or an authorized affiliate. Only a small number of Financial Intermediaries currently have such agreements with Waddell & Reed. As such, the Funds cannot (except in extremely limited circumstances) be sold by, transferred to, or held by a Financial Intermediary other than Waddell & Reed. Therefore, if you elect to purchase shares of the Funds through your Waddell & Reed financial advisor, you should consider that you will likely need to liquidate these shares, which may cause adverse tax consequences, if you later decide to transfer your account to another Financial Intermediary. The ability of such Financial Intermediary to continue to hold Fund shares is subject to the continued effectiveness of the Financial Intermediary’s selling agreement, which may be terminated without notice to you.

WAYS TO SET UP YOUR ACCOUNT (FOR CLASS A, CLASS B AND CLASS C SHARES)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to a $15 annual fee, subject to certain waivers.

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Individual Retirement Accounts (IRAs) allow eligible individuals under age 70 1/2, with earned income, to invest up to the maximum permitted contribution for that year (Annual Dollar Limit), provided the investor has not reached age 70 1/2. For 2010, the Annual Dollar Limit is $5,000 and indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000.

■	IRA Rollovers retain special tax advantages for eligible distributions from employer-sponsored retirement plans.

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Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over (converted) to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

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Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.

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Savings Incentive Match Plans for Employees IRA (SIMPLE IRA Plans) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

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Owner-only Keogh Plans allow self-employed individuals and their spouses, or partners of general partnerships and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $49,000 for 2010.

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Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $49,000 for 2010. A Roth 401(k) contribution option also may be available on a qualified 401(k) Plan.

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Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available on a qualified 401(k) Plan.

■	Other Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

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403(b) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

■	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

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Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Gifts or Transfers to a Minor

To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $13,000 in 2010 per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by WISC. Contact your financial advisor for the form.

PRICING OF FUND SHARES

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of a Fund’s NAV:

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The securities in the Fund’s portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

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Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

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Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

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A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds, such as Waddell & Reed Advisors International Growth Fund and Waddell & Reed Advisors Asset Strategy Fund, which may invest a significant portion of their assets in foreign securities (and, with respect to Waddell & Reed Advisors Asset Strategy Fund, in derivatives on those securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Funds have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held in the Funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

BUYING SHARES

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Shares of certain Funds may also be purchased through non-affiliated third parties that have entered into selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through non-affiliated third parties that have entered into selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to purchase shares of the Funds.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed at the address below, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

Waddell & Reed, Inc.

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A, B or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.WADDELL (888.923.3355) to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. You may purchase Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to Waddell & Reed at the above address, or fax it to 800.532.2749. The original of a faxed application must be received by Waddell & Reed within seven days.

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By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

■	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

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If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within Waddell & Reed Advisors Funds, Ivy Funds and/or Waddell & Reed InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

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You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC), the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.

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Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with Waddell & Reed, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security Number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:
To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)
For Class Y:
Please check with your individual selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

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The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to sell shares of the Funds.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

■	the name on the account registration

■	the Fund’s name

■	the account number

■	the dollar amount or number, and the class, of shares to be redeemed

■	any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

WI Services Company

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class Y. To redeem your Class A, Class B or Class C shares, call 888.WADDELL, fax your request to 800.532.2749, or place your redemption order at www.waddell.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class Y shares, submit a written request or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000 per Fund per day.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:

■	If more than one person owns the shares, each owner must sign the written request.

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If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

■	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

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Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

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If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

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Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

■	a redemption request made by a corporation, partnership or fiduciary

■	a redemption request made by someone other than the owner of record

■	the check is made payable to someone other than the owner of record

■	a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to changes in the market.

You may reinvest, without a sales charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed. You may do this only once each calendar year with Class A shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. Waddell & Reed will, with your reinvestment, instruct WISC, the Funds’ transfer agent, to cancel the CDSC attributable to the amount reinvested. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund and once each calendar year as to Class C shares of a Fund. The reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Funds’ transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker-dealers, please contact your plan administrator or other record keeper for information about your account.

Waddell & Reed provides a variety of services to help you manage your account.

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Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

■	obtain information about your accounts

■	obtain price information about other funds within Waddell & Reed Advisors Funds

■	obtain a Fund’s current prospectus, SAI, annual report, or other information about each Fund

■	request duplicate statements

■	transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

Our web site, www.waddell.com, is also available. If you do not currently have an account established that is maintained on our shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing a Fund’s current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on our shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

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confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

■	quarter-to-date statements (quarterly)

■	year-to-date statements (after the end of the fourth calendar quarter)

■	annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund’s most recent prospectus and/or summary prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the “Access Your Account” feature available via www.waddell.com.

EXCHANGE PRIVILEGES

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within Waddell & Reed Advisors Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another fund within Waddell & Reed Advisors Funds or Class A shares of Waddell & Reed Advisors Cash Management. Class A shares of any of the Funds may also be exchanged for shares of Waddell & Reed InvestEd Portfolios.

For clients of Waddell & Reed and Legend, these same exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares of funds within Ivy Funds. Shareholders of Class Y shares (other than the Portfolios within Waddell & Reed InvestEd Portfolios) may exchange their Class Y shares for Class I shares of funds within Ivy Funds.

Shares of Waddell & Reed Advisors Accumulative Fund that were acquired as a result of the merger of Ivy Growth Fund into Waddell & Reed Advisors Accumulative Fund effected June 16, 2003 (and any additional shares of Waddell & Reed Advisors Accumulative Fund purchased or acquired through reinvestment of distributions) may be exchanged only for shares of the same class of a fund within Ivy Funds. They may not be exchanged for the shares of any other fund in Waddell & Reed Advisors Funds.

Class B and Class C shares of Waddell & Reed Advisors Cash Management are not available for direct investment. Therefore, you may utilize Class A shares of Waddell & Reed Advisors Cash Management for your Funds Plus Service into any other class of a non-money market Fund. Please see the SAI for additional information.

Prospectus	83

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and Ivy Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

■

You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management for Class B or Class C shares of any of the other Funds).

■	Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Converting Shares

If you hold Class A and are eligible to purchase Class Y shares, as described above in the section entitled “Class Y shares,” you may be eligible to convert your Class A shares to Class Y shares of the same Fund. Please contact Client Services directly for more information about Class Y eligibility and how to request a conversion.

A conversion between share classes of the same Fund is a non-taxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

How to Exchange

By mail: Send your written exchange request to WISC at the address listed under “Selling Shares.”

By telephone: Call Waddell & Reed at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, WISC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to exchange shares of the Funds.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and/or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Fund’s shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Waddell & Reed Advisors International Growth Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies, such as Waddell & Reed Advisors Small Cap Fund.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of the Funds’ transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the frequency, size and/or timing of the investor’s transactions in Fund shares.

As an additional step, WISC reviews Fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes to be market timing activities in an account held directly on a Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within a twelve (12) month period, exchange privileges will be suspended indefinitely for

84	Prospectus

all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, Waddell & Reed has entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by Waddell & Reed, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by Waddell & Reed as having engaged in Fund share transactions that violate a Fund’s market timing policy. Waddell & Reed’s procedures seek to monitor transactions in omnibus accounts so that Waddell & Reed may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, Waddell & Reed or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Funds’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund’s market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the Funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than five calendar days (fewer than 30 calendar days for Waddell & Reed Advisors International Growth Fund). If you bought your shares on different days, the “first-in, first out” (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund’s redemption fee will not be assessed against:

1.	omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers’ accounts; and intermediaries that do not have sufficient information to impose a redemption fee on their customers’ accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions

Prospectus	85

during the initial 90 calendar days of a retirement plan participant’s defaulted investment in a Fund that constitutes a qualified default investment alternative (QDIA) under the Department of Labor regulations; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains)

3.	shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the advisory service

4.	shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund’s behalf

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service.

Additionally, a Fund’s redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

Each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund’s redemption fee on their customers’ accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s criteria. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly
Funds Plus Service
To move money from Waddell & Reed Advisors Cash Management Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times:

Quarterly in March, June, September and December:

Waddell & Reed Advisors Asset Strategy Fund

Waddell & Reed Advisors Continental Income Fund

Waddell & Reed Advisors Core Investment Fund

Waddell & Reed Advisors Dividend Opportunities Fund

86	Prospectus

Semiannually in June and December:

Waddell & Reed Advisors Accumulative Fund

Waddell & Reed Advisors International Growth Fund

Waddell & Reed Advisors Science and Technology Fund

Waddell & Reed Advisors Vanguard Fund

Annually in December:

Waddell & Reed Advisors Energy Fund

Waddell & Reed Advisors New Concepts Fund

Waddell & Reed Advisors Small Cap Fund

Waddell & Reed Advisors Tax-Managed Equity Fund

Waddell & Reed Advisors Value Fund

Dividends that are declared for a particular day are paid to shareholders of record on the prior business day. However, dividends that are declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday (or the preceding business day in the event that the Thursday is a Federal holiday).

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.	Share Payment Option. Your dividends, capital gain and other distributions with respect to a Class of the Fund will be automatically paid in additional shares of that Class. If you do not indicate a choice on your application, you will be assigned this option.

2.	Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the distributing Class.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You will be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized net gains to you. Dividends from a Fund’s investment company taxable income (which includes taxable net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, except to the extent those dividends are attributable to “qualified dividend income” (see below) the Fund earned. Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders.

A Fund’s dividends attributable to qualified dividend income (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) and designated by the Fund as such generally are subject to Federal income tax at the rates applicable to net capital gain, including the 15% maximum rate mentioned above, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If a Fund’s qualified dividend income is at least 95% of its gross income (as specially computed) for a taxable year, which has been the case for Waddell & Reed Advisors Dividend Opportunities Fund in recent years, the entire dividend will qualify for that treatment. A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, Fund dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

For noncorporate taxable shareholders, each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

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An exchange of Fund shares for shares of any other fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios or Ivy Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios or Ivy Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See “Your Account—Selling Shares.” In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Withholding. Each Fund must withhold 28% of all dividends, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

88	Prospectus

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements and financial highlights for each Fund for the fiscal year ended June 30, 2010, is included in that Fund’s Annual Report to Shareholders, which is available upon request and without charge.

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WADDELL & REED ADVISORS ACCUMULATIVE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$5.43	$0.03	(2)	$0.50	(2)	$0.53	$(0.03)	$—	$(0.03)
Fiscal year ended 6-30-2009	7.96	0.04	(2)	(2.54	)(2)	(2.50)	(0.03)	—	(0.03)
Fiscal year ended 6-30-2008	8.42	0.02		(0.46)		(0.44)	(0.02)	—	(0.02)
Fiscal year ended 6-30-2007	6.83	0.03		1.59		1.62	(0.03)	—	(0.03)
Fiscal year ended 6-30-2006	6.28	0.01		0.54		0.55	— *	—	— *
Class B Shares
Fiscal year ended 6-30-2010	5.05	(0.05	)(2)	0.47	(2)	0.42	—	—	—
Fiscal year ended 6-30-2009	7.46	(0.03	)(2)	(2.38	)(2)	(2.41)	—	—	—
Fiscal year ended 6-30-2008	7.95	(0.14)		(0.35)		(0.49)	—	—	—
Fiscal year ended 6-30-2007	6.49	(0.10)		1.56		1.46	—	—	—
Fiscal year ended 6-30-2006	6.03	(0.08)		0.54		0.46	—	—	—
Class C Shares
Fiscal year ended 6-30-2010	5.09	(0.04	)(2)	0.47	(2)	0.43	—	—	—
Fiscal year ended 6-30-2009	7.50	(0.03	)(2)	(2.38	)(2)	(2.41)	—	—	—
Fiscal year ended 6-30-2008	7.99	(0.13)		(0.36)		(0.49)	—	—	—
Fiscal year ended 6-30-2007	6.52	(0.09)		1.56		1.47	—	—	—
Fiscal year ended 6-30-2006	6.06	(0.06)		0.52		0.46	—	—	—
Class Y Shares
Fiscal year ended 6-30-2010	5.44	0.04	(2)	0.50	(2)	0.54	(0.04)	—	(0.04)
Fiscal year ended 6-30-2009	7.99	0.05	(2)	(2.55	)(2)	(2.50)	(0.05)	—	(0.05)
Fiscal year ended 6-30-2008	8.43	0.04		(0.45)		(0.41)	(0.03)	—	(0.03)
Fiscal year ended 6-30-2007	6.85	0.05		1.59		1.64	(0.06)	—	(0.06)
Fiscal year ended 6-30-2006	6.29	0.03		0.54		0.57	(0.01)	—	(0.01)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

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	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$5.93	9.66	%(3)	$1,035	1.18%	0.36%	1.23%	0.31%	51%
Fiscal year ended 6-30-2009	5.43	-31.42	(3)	1,132	1.21	0.60	1.25	0.56	64
Fiscal year ended 6-30-2008	7.96	-5.22	(3)	1,786	1.08	0.29	1.11	0.26	62
Fiscal year ended 6-30-2007	8.42	23.70	(3)	1,995	1.11	0.39	1.13	0.37	67
Fiscal year ended 6-30-2006	6.83	8.82	(3)	1,879	1.14	0.17	—	—	39
Class B Shares
Fiscal year ended 6-30-2010	5.47	8.32		18	2.36	-0.81	2.39	-0.84	51
Fiscal year ended 6-30-2009	5.05	-32.22		23	2.39	-0.58	2.42	-0.61	64
Fiscal year ended 6-30-2008	7.46	-6.29		46	2.11	-0.73	2.14	-0.76	62
Fiscal year ended 6-30-2007	7.95	22.50		60	2.16	-0.65	2.18	-0.67	67
Fiscal year ended 6-30-2006	6.49	7.63		59	2.21	-0.91	—	—	39
Class C Shares
Fiscal year ended 6-30-2010	5.52	8.45		7	2.23	-0.68	2.26	-0.71	51
Fiscal year ended 6-30-2009	5.09	-32.13		8	2.28	-0.46	2.31	-0.49	64
Fiscal year ended 6-30-2008	7.50	-6.13		14	2.06	-0.68	2.09	-0.71	62
Fiscal year ended 6-30-2007	7.99	22.55		18	2.11	-0.60	2.13	-0.62	67
Fiscal year ended 6-30-2006	6.52	7.59		17	2.16	-0.85	—	—	39
Class Y Shares
Fiscal year ended 6-30-2010	5.94	9.87		3	0.87	0.67	0.90	0.64	51
Fiscal year ended 6-30-2009	5.44	-31.17		3	0.97	0.85	1.00	0.82	64
Fiscal year ended 6-30-2008	7.99	-4.99		5	0.85	0.53	0.88	0.50	62
Fiscal year ended 6-30-2007	8.43	23.93		5	0.86	0.65	0.88	0.63	67
Fiscal year ended 6-30-2006	6.85	9.13		6	0.87	0.43	—	—	39

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WADDELL & REED ADVISORS ASSET STRATEGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$7.40	$0.06	(2)	$0.55	(2)	$0.61	$(0.03)	$—	$(0.03)
Fiscal year ended 6-30-2009	12.72	0.12	(2)	(3.05	)(2)	(2.93)	(0.05)	(2.34)	(2.39)
Fiscal year ended 6-30-2008	10.59	0.05		2.87		2.92	(0.10)	(0.69)	(0.79)
Fiscal year ended 6-30-2007	10.49	0.12		1.45		1.57	(0.03)	(1.44)	(1.47)
Fiscal year ended 6-30-2006	7.80	0.06		2.92		2.98	(0.03)	(0.26)	(0.29)
Class B Shares
Fiscal year ended 6-30-2010	7.25	(0.02	)(2)	0.54	(2)	0.52	—	—	—
Fiscal year ended 6-30-2009	12.55	0.04	(2)	(3.01	)(2)	(2.97)	—	(2.33)	(2.33)
Fiscal year ended 6-30-2008	10.43	(0.04)		2.84		2.80	—	(0.68)	(0.68)
Fiscal year ended 6-30-2007	10.41	0.05		1.41		1.46	—	(1.44)	(1.44)
Fiscal year ended 6-30-2006	7.78	(0.01)		2.90		2.89	—	(0.26)	(0.26)
Class C Shares
Fiscal year ended 6-30-2010	7.27	(0.01	)(2)	0.53	(2)	0.52	—	—	—
Fiscal year ended 6-30-2009	12.56	0.04	(2)	(2.99	)(2)	(2.95)	—	(2.34)	(2.34)
Fiscal year ended 6-30-2008	10.44	(0.04)		2.85		2.81	—	(0.69)	(0.69)
Fiscal year ended 6-30-2007	10.41	0.05		1.42		1.47	—	(1.44)	(1.44)
Fiscal year ended 6-30-2006	7.78	(0.01)		2.90		2.89	—	(0.26)	(0.26)
Class Y Shares
Fiscal year ended 6-30-2010	7.44	0.09	(2)	0.54	(2)	0.63	(0.07)	—	(0.07)
Fiscal year ended 6-30-2009	12.75	0.15	(2)	(3.06	)(2)	(2.91)	(0.06)	(2.34)	(2.40)
Fiscal year ended 6-30-2008	10.61	0.09		2.88		2.97	(0.14)	(0.69)	(0.83)
Fiscal year ended 6-30-2007	10.51	0.12		1.47		1.59	(0.05)	(1.44)	(1.49)
Fiscal year ended 6-30-2006	7.80	0.09		2.93		3.02	(0.05)	(0.26)	(0.31)

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

92	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$7.98	8.23	%(3)	$2,724	1.17%	0.71%	1.17%	0.71%	108%
Fiscal year ended 6-30-2009	7.40	-21.19	(3)	2,461	1.20	1.34	1.20	1.34	304
Fiscal year ended 6-30-2008	12.72	27.85	(3)	3,178	1.15	0.53	1.15	0.53	110
Fiscal year ended 6-30-2007	10.59	16.77	(3)	2,048	1.20	1.39	1.20	1.39	118
Fiscal year ended 6-30-2006	10.49	38.80	(3)	1,409	1.23	0.72	—	—	116
Class B Shares
Fiscal year ended 6-30-2010	7.77	7.17		102	2.06	-0.20	2.06	-0.20	108
Fiscal year ended 6-30-2009	7.25	-21.94		114	2.08	0.43	2.08	0.43	304
Fiscal year ended 6-30-2008	12.55	26.94		183	1.99	-0.33	1.99	-0.33	110
Fiscal year ended 6-30-2007	10.43	15.73		147	2.07	0.51	2.07	0.51	118
Fiscal year ended 6-30-2006	10.41	37.60		120	2.10	-0.18	—	—	116
Class C Shares
Fiscal year ended 6-30-2010	7.79	7.15		87	1.98	-0.10	1.98	-0.10	108
Fiscal year ended 6-30-2009	7.27	-21.79		85	2.01	0.51	2.01	0.51	304
Fiscal year ended 6-30-2008	12.56	26.95		124	1.95	-0.28	1.95	-0.28	110
Fiscal year ended 6-30-2007	10.44	15.82		87	2.02	0.56	2.02	0.56	118
Fiscal year ended 6-30-2006	10.41	37.60		65	2.06	-0.11	—	—	116
Class Y Shares
Fiscal year ended 6-30-2010	8.00	8.40		49	0.87	1.01	0.87	1.01	108
Fiscal year ended 6-30-2009	7.44	-20.92		44	0.88	1.71	0.88	1.71	304
Fiscal year ended 6-30-2008	12.75	28.31		25	0.89	0.81	0.89	0.81	110
Fiscal year ended 6-30-2007	10.61	17.01		15	0.91	1.75	0.91	1.75	118
Fiscal year ended 6-30-2006	10.51	39.30		7	0.92	1.03	—	—	116

Prospectus	93

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$6.57	$0.09	(2)	$0.65	(2)	$0.74	$(0.08)	$—	$(0.08)
Fiscal year ended 6-30-2009	7.97	0.11	(2)	(1.30	)(2)	(1.19)	(0.12)	(0.09)	(0.21)
Fiscal year ended 6-30-2008	8.34	0.11		0.02		0.13	(0.12)	(0.38)	(0.50)
Fiscal year ended 6-30-2007	7.69	0.11		0.86		0.97	(0.10)	(0.22)	(0.32)
Fiscal year ended 6-30-2006	7.39	0.09		0.49		0.58	(0.09)	(0.19)	(0.28)
Class B Shares
Fiscal year ended 6-30-2010	6.57	0.00	(2)	0.66	(2)	0.66	(0.01)	—	(0.01)
Fiscal year ended 6-30-2009	7.96	0.05	(2)	(1.29	)(2)	(1.24)	(0.06)	(0.09)	(0.15)
Fiscal year ended 6-30-2008	8.34	0.03		0.01		0.04	(0.04)	(0.38)	(0.42)
Fiscal year ended 6-30-2007	7.69	0.03		0.86		0.89	(0.02)	(0.22)	(0.24)
Fiscal year ended 6-30-2006	7.38	0.01		0.50		0.51	(0.01)	(0.19)	(0.20)
Class C Shares
Fiscal year ended 6-30-2010	6.57	0.02	(2)	0.66	(2)	0.68	(0.02)	—	(0.02)
Fiscal year ended 6-30-2009	7.96	0.05	(2)	(1.29	)(2)	(1.24)	(0.06)	(0.09)	(0.15)
Fiscal year ended 6-30-2008	8.34	0.03		0.01		0.04	(0.04)	(0.38)	(0.42)
Fiscal year ended 6-30-2007	7.69	0.03		0.87		0.90	(0.03)	(0.22)	(0.25)
Fiscal year ended 6-30-2006	7.38	0.02		0.49		0.51	(0.01)	(0.19)	(0.20)
Class Y Shares
Fiscal year ended 6-30-2010	6.57	0.11	(2)	0.65	(2)	0.76	(0.10)	—	(0.10)
Fiscal year ended 6-30-2009	7.97	0.14	(2)	(1.30	)(2)	(1.16)	(0.15)	(0.09)	(0.24)
Fiscal year ended 6-30-2008	8.34	0.13	(2)	0.02	(2)	0.15	(0.14)	(0.38)	(0.52)
Fiscal year ended 6-30-2007	7.69	0.14		0.86		1.00	(0.13)	(0.22)	(0.35)
Fiscal year ended 6-30-2006	7.39	0.11		0.49		0.60	(0.11)	(0.19)	(0.30)

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

94	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$7.23	11.25	%(3)	$552	1.25%	1.16%	1.27%	1.14%	68%
Fiscal year ended 6-30-2009	6.57	-14.84	(3)	547	1.28	1.63	1.28	1.63	31
Fiscal year ended 6-30-2008	7.97	1.19	(3)	434	1.21	1.33	—	—	11
Fiscal year ended 6-30-2007	8.34	12.85	(3)	469	1.23	1.32	—	—	16
Fiscal year ended 6-30-2006	7.69	7.90	(3)	464	1.23	1.17	—	—	48
Class B Shares
Fiscal year ended 6-30-2010	7.22	10.07		9	2.36	0.06	2.38	0.04	68
Fiscal year ended 6-30-2009	6.57	-15.61		11	2.29	0.61	2.29	0.61	31
Fiscal year ended 6-30-2008	7.96	0.12		13	2.15	0.38	—	—	11
Fiscal year ended 6-30-2007	8.34	11.75		15	2.19	0.35	—	—	16
Fiscal year ended 6-30-2006	7.69	6.96		16	2.20	0.19	—	—	48
Class C Shares
Fiscal year ended 6-30-2010	7.23	10.31		5	2.20	0.21	2.22	0.19	68
Fiscal year ended 6-30-2009	6.57	-15.55		6	2.23	0.68	2.23	0.68	31
Fiscal year ended 6-30-2008	7.96	0.14		5	2.13	0.41	—	—	11
Fiscal year ended 6-30-2007	8.34	11.78		6	2.17	0.37	—	—	16
Fiscal year ended 6-30-2006	7.69	6.99		6	2.18	0.21	—	—	48
Class Y Shares
Fiscal year ended 6-30-2010	7.23	11.59		5	0.92	1.49	0.94	1.47	68
Fiscal year ended 6-30-2009	6.57	-14.55		4	0.95	1.98	0.95	1.98	31
Fiscal year ended 6-30-2008	7.97	1.45		1	0.94	1.60	—	—	11
Fiscal year ended 6-30-2007	8.34	13.17		1	0.95	1.61	—	—	16
Fiscal year ended 6-30-2006	7.69	8.22		1	0.93	1.47	—	—	48

Prospectus	95

WADDELL & REED ADVISORS CORE INVESTMENT FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital		Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$4.10	$0.01	(2)	$0.61	(2)	$0.62	$(0.02)	$—	$—	*	$(0.02)
Fiscal year ended 6-30-2009	5.75	0.04	(2)	(1.64	)(2)	(1.60)	(0.03)	(0.02)	—		(0.05)
Fiscal year ended 6-30-2008	6.64	0.02		(0.13)		(0.11)	(0.04)	(0.74)	—		(0.78)
Fiscal year ended 6-30-2007	6.69	0.05		0.94		0.99	(0.05)	(0.99)	—		(1.04)
Fiscal year ended 6-30-2006	5.78	0.02		0.91		0.93	(0.02)	—	—		(0.02)
Class B Shares
Fiscal year ended 6-30-2010	3.80	(0.05	)(2)	0.58	(2)	0.53	—	—	—		—
Fiscal year ended 6-30-2009	5.34	(0.01	)(2)	(1.53	)(2)	(1.54)	—	— *	—		— *
Fiscal year ended 6-30-2008	6.20	(0.04	)(2)	(0.12	)(2)	(0.16)	—	(0.70)	—		(0.70)
Fiscal year ended 6-30-2007	6.33	(0.02	)(2)	0.89	(2)	0.87	(0.01)	(0.99)	—		(1.00)
Fiscal year ended 6-30-2006	5.51	(0.09)		0.91		0.82	—	—	—		—
Class C Shares
Fiscal year ended 6-30-2010	3.83	(0.04	)(2)	0.58	(2)	0.54	—	—	—		—
Fiscal year ended 6-30-2009	5.36	(0.01	)(2)	(1.52	)(2)	(1.53)	—	— *	—		— *
Fiscal year ended 6-30-2008	6.23	(0.04	)(2)	(0.12	)(2)	(0.16)	—	(0.71)	—		(0.71)
Fiscal year ended 6-30-2007	6.35	(0.01	)(2)	0.89	(2)	0.88	(0.01)	(0.99)	—		(1.00)
Fiscal year ended 6-30-2006	5.53	(0.07)		0.89		0.82	—	—	—		—
Class Y Shares
Fiscal year ended 6-30-2010	4.10	0.03	(2)	0.61	(2)	0.64	(0.03)	—	—	*	(0.03)
Fiscal year ended 6-30-2009	5.75	0.06	(2)	(1.65	)(2)	(1.59)	(0.05)	(0.01)	—		(0.06)
Fiscal year ended 6-30-2008	6.64	0.05		(0.14)		(0.09)	(0.06)	(0.74)	—		(0.80)
Fiscal year ended 6-30-2007	6.69	0.06		0.95		1.01	(0.07)	(0.99)	—		(1.06)
Fiscal year ended 6-30-2006	5.78	0.05		0.90		0.95	(0.04)	—	—		(0.04)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

96	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$4.70	15.04	%(3)	$2,343	1.16%	0.18%	1.18%	0.16%	102%
Fiscal year ended 6-30-2009	4.10	-27.78	(3)	2,197	1.19	0.89	1.21	0.87	129
Fiscal year ended 6-30-2008	5.75	-2.61	(3)	3,544	1.07	0.34	1.08	0.33	73
Fiscal year ended 6-30-2007	6.64	16.01	(3)	4,134	1.07	0.78	1.08	0.77	118
Fiscal year ended 6-30-2006	6.69	16.10	(3)	3,975	1.09	0.30	—	—	63
Class B Shares
Fiscal year ended 6-30-2010	4.33	13.95		24	2.37	-1.03	2.39	-1.05	102
Fiscal year ended 6-30-2009	3.80	-28.78		28	2.41	-0.35	2.43	-0.37	129
Fiscal year ended 6-30-2008	5.34	-3.58		59	2.12	-0.69	2.13	-0.70	73
Fiscal year ended 6-30-2007	6.20	14.80		81	2.13	-0.29	2.14	-0.30	118
Fiscal year ended 6-30-2006	6.33	14.88		80	2.19	-0.80	—	—	63
Class C Shares
Fiscal year ended 6-30-2010	4.37	14.10		12	2.18	-0.85	2.20	-0.87	102
Fiscal year ended 6-30-2009	3.83	-28.49		11	2.26	-0.18	2.28	-0.20	129
Fiscal year ended 6-30-2008	5.36	-3.66		19	2.06	-0.64	2.07	-0.65	73
Fiscal year ended 6-30-2007	6.23	14.94		23	2.08	-0.23	2.09	-0.24	118
Fiscal year ended 6-30-2006	6.35	14.83		20	2.15	-0.77	—	—	63
Class Y Shares
Fiscal year ended 6-30-2010	4.71	15.48		47	0.83	0.54	0.85	0.52	102
Fiscal year ended 6-30-2009	4.10	-27.53		32	0.83	1.27	0.85	1.25	129
Fiscal year ended 6-30-2008	5.75	-2.35		42	0.80	0.62	0.81	0.61	73
Fiscal year ended 6-30-2007	6.64	16.32		55	0.79	1.06	0.80	1.05	118
Fiscal year ended 6-30-2006	6.69	16.43		47	0.80	0.55	—	—	63

Prospectus	97

WADDELL & REED ADVISORS DIVIDEND OPPORTUNITIES FUND(1)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$11.07	$0.12	(2)	$0.47	(2)	$0.59	$(0.12)	$—	$(0.12)
Fiscal year ended 6-30-2009	16.09	0.14	(2)	(5.02	)(2)	(4.88)	(0.14)	—	(0.14)
Fiscal year ended 6-30-2008	16.79	0.11		(0.46)		(0.35)	(0.11)	(0.24)	(0.35)
Fiscal year ended 6-30-2007	14.76	0.18		2.27		2.45	(0.18)	(0.24)	(0.42)
Fiscal year ended 6-30-2006	12.51	0.16		2.25		2.41	(0.16)	—	(0.16)
Class B Shares
Fiscal year ended 6-30-2010	10.97	(0.01	)(2)	0.47	(2)	0.46	—	—	—
Fiscal year ended 6-30-2009	15.95	0.01	(2)	(4.97	)(2)	(4.96)	(0.02)	—	(0.02)
Fiscal year ended 6-30-2008	16.72	(0.04)		(0.46)		(0.50)	(0.03)	(0.24)	(0.27)
Fiscal year ended 6-30-2007	14.71	0.04		2.25		2.29	(0.04)	(0.24)	(0.28)
Fiscal year ended 6-30-2006	12.46	0.03		2.24		2.27	(0.02)	—	(0.02)
Class C Shares
Fiscal year ended 6-30-2010	10.99	0.01	(2)	0.47	(2)	0.48	(0.01)	—	(0.01)
Fiscal year ended 6-30-2009	15.97	0.03	(2)	(4.98	)(2)	(4.95)	(0.03)	—	(0.03)
Fiscal year ended 6-30-2008	16.73	(0.03)		(0.46)		(0.49)	(0.03)	(0.24)	(0.27)
Fiscal year ended 6-30-2007	14.71	0.05		2.26		2.31	(0.05)	(0.24)	(0.29)
Fiscal year ended 6-30-2006	12.47	0.04		2.23		2.27	(0.03)	—	(0.03)
Class Y Shares
Fiscal year ended 6-30-2010	11.08	0.17	(2)	0.47	(2)	0.64	(0.18)	—	(0.18)
Fiscal year ended 6-30-2009	16.09	0.19	(2)	(5.02	)(2)	(4.83)	(0.18)	—	(0.18)
Fiscal year ended 6-30-2008	16.79	0.18		(0.47)		(0.29)	(0.17)	(0.24)	(0.41)
Fiscal year ended 6-30-2007	14.76	0.24		2.27		2.51	(0.24)	(0.24)	(0.48)
Fiscal year ended 6-30-2006	12.51	0.20		2.25		2.45	(0.20)	—	(0.20)

(1)	Dividend Opportunities Fund (formerly Dividend Income Fund) changed its name and investment objective effective June 2, 2008.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

98	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$11.54	5.28	%(3)	$553	1.33%	0.96%	50%
Fiscal year ended 6-30-2009	11.07	-30.36	(3)	512	1.40	1.21	25
Fiscal year ended 6-30-2008	16.09	-2.22	(3)	667	1.25	0.67	29
Fiscal year ended 6-30-2007	16.79	16.87	(3)	559	1.25	1.18	28
Fiscal year ended 6-30-2006	14.76	19.31	(3)	365	1.27	1.17	15
Class B Shares
Fiscal year ended 6-30-2010	11.43	4.19		13	2.40	-0.08	50
Fiscal year ended 6-30-2009	10.97	-31.06		17	2.42	0.12	25
Fiscal year ended 6-30-2008	15.95	-3.12		30	2.16	-0.21	29
Fiscal year ended 6-30-2007	16.72	15.72		31	2.19	0.25	28
Fiscal year ended 6-30-2006	14.71	18.24		22	2.20	0.22	15
Class C Shares
Fiscal year ended 6-30-2010	11.46	4.36		11	2.24	0.06	50
Fiscal year ended 6-30-2009	10.99	-30.96		14	2.30	0.27	25
Fiscal year ended 6-30-2008	15.97	-3.03		22	2.10	-0.15	29
Fiscal year ended 6-30-2007	16.73	15.85		24	2.12	0.32	28
Fiscal year ended 6-30-2006	14.71	18.22		18	2.14	0.29	15
Class Y Shares
Fiscal year ended 6-30-2010	11.54	5.63		11	0.92	1.37	50
Fiscal year ended 6-30-2009	11.08	-30.00		10	0.96	1.66	25
Fiscal year ended 6-30-2008	16.09	-1.90		13	0.91	1.05	29
Fiscal year ended 6-30-2007	16.79	17.25		15	0.92	1.52	28
Fiscal year ended 6-30-2006	14.76	19.71		12	0.94	1.49	15

Prospectus	99

WADDELL & REED ADVISORS ENERGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$8.99	$(0.06	)(1)	$0.79	(1)	$0.73	$—	$—	$—
Fiscal year ended 6-30-2009	17.73	(0.06	)(1)	(8.46	)(1)	(8.52)	—	(0.22)	(0.22)
Fiscal year ended 6-30-2008	12.45	(0.07)		5.35		5.28	—	—	—
Fiscal year ended 6-30-2007	10.43	(0.04)		2.06		2.02	—	—	—
Fiscal year ended 6-30-2006(3)	10.00	0.00		0.43		0.43	—	—	—
Class B Shares
Fiscal year ended 6-30-2010	8.68	(0.16	)(1)	0.77	(1)	0.61	—	—	—
Fiscal year ended 6-30-2009	17.32	(0.17	)(1)	(8.26	)(1)	(8.43)	—	(0.21)	(0.21)
Fiscal year ended 6-30-2008	12.28	(0.16)		5.20		5.04	—	—	—
Fiscal year ended 6-30-2007	10.39	(0.14)		2.03		1.89	—	—	—
Fiscal year ended 6-30-2006(3)	10.00	(0.03)		0.42		0.39	—	—	—
Class C Shares
Fiscal year ended 6-30-2010	8.77	(0.14	)(1)	0.78	(1)	0.64	—	—	—
Fiscal year ended 6-30-2009	17.43	(0.14	)(1)	(8.31	)(1)	(8.45)	—	(0.21)	(0.21)
Fiscal year ended 6-30-2008	12.34	(0.18)		5.27		5.09	—	—	—
Fiscal year ended 6-30-2007	10.41	(0.14)		2.07		1.93	—	—	—
Fiscal year ended 6-30-2006(3)	10.00	(0.02)		0.43		0.41	—	—	—
Class Y Shares
Fiscal year ended 6-30-2010	9.09	0.01	(1)	0.79	(1)	0.80	—	—	—
Fiscal year ended 6-30-2009	17.93	0.01	(1)	(8.57	)(1)	(8.56)	—	(0.28)	(0.28)
Fiscal year ended 6-30-2008	12.53	(0.04)		5.44		5.40	—	—	—
Fiscal year ended 6-30-2007	10.44	0.00		2.09		2.09	—	—	—
Fiscal year ended 6-30-2006(3)	10.00	0.01		0.43		0.44	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Total return calculated without taking into account the sales load deducted on an initial purchase.

(3)	For the period from March 1, 2006 (commencement of operations of the class) through June 30, 2006.

(4)	Annualized.

100	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$9.72	8.12	%(2)	$178	1.71%		-0.53%		25%
Fiscal year ended 6-30-2009	8.99	-47.91	(2)	162	1.82		-0.58		10
Fiscal year ended 6-30-2008	17.73	42.41	(2)	291	1.54		-0.60		12
Fiscal year ended 6-30-2007	12.45	19.37	(2)	136	1.74		-0.42		19
Fiscal year ended 6-30-2006(3)	10.43	4.30	(2)	105	1.86	(4)	0.00	(4)	4
Class B Shares
Fiscal year ended 6-30-2010	9.29	7.03		5	2.79		-1.61		25
Fiscal year ended 6-30-2009	8.68	-48.50		5	2.95		-1.73		10
Fiscal year ended 6-30-2008	17.32	41.04		11	2.48		-1.53		12
Fiscal year ended 6-30-2007	12.28	18.19		6	2.72		-1.41		19
Fiscal year ended 6-30-2006(3)	10.39	3.90		5	2.78	(4)	-0.92	(4)	4
Class C Shares
Fiscal year ended 6-30-2010	9.41	7.30		5	2.51		-1.34		25
Fiscal year ended 6-30-2009	8.77	-48.30		5	2.66		-1.44		10
Fiscal year ended 6-30-2008	17.43	41.25		10	2.32		-1.38		12
Fiscal year ended 6-30-2007	12.34	18.54		6	2.51		-1.19		19
Fiscal year ended 6-30-2006(3)	10.41	4.10		6	2.58	(4)	-0.73	(4)	4
Class Y Shares
Fiscal year ended 6-30-2010	9.89	8.80		2	1.12		0.07		25
Fiscal year ended 6-30-2009	9.09	-47.53		2	1.15		0.07		10
Fiscal year ended 6-30-2008	17.93	43.10		2	1.12		-0.17		12
Fiscal year ended 6-30-2007	12.53	20.02		1	1.21		0.07		19
Fiscal year ended 6-30-2006(3)	10.44	4.40		1	1.46	(4)	0.29	(4)	4

Prospectus	101

WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$7.12	$0.06	(2)	$0.45	(2)	$0.51	$(0.09)	$—	$(0.09)
Fiscal year ended 6-30-2009	10.16	0.08	(2)	(3.04	)(2)	(2.96)	(0.08)	—	(0.08)
Fiscal year ended 6-30-2008	10.38	0.07		(0.24)		(0.17)	(0.05)	—	(0.05)
Fiscal year ended 6-30-2007	8.28	0.05		2.07		2.12	(0.02)	—	(0.02)
Fiscal year ended 6-30-2006	6.54	0.03		1.78		1.81	(0.07)	—	(0.07)
Class B Shares
Fiscal year ended 6-30-2010	6.65	(0.04	)(2)	0.43	(2)	0.39	(0.01)	—	(0.01)
Fiscal year ended 6-30-2009	9.50	(0.02	)(2)	(2.83	)(2)	(2.85)	—	—	—
Fiscal year ended 6-30-2008	9.77	(0.20)		(0.07)		(0.27)	—	—	—
Fiscal year ended 6-30-2007	7.86	(0.16)		2.07		1.91	—	—	—
Fiscal year ended 6-30-2006	6.23	(0.09)		1.72		1.63	—	—	—
Class C Shares
Fiscal year ended 6-30-2010	6.85	(0.03	)(2)	0.44	(2)	0.41	(0.02)	—	(0.02)
Fiscal year ended 6-30-2009	9.75	0.00	(2)	(2.90	)(2)	(2.90)	—	—	—
Fiscal year ended 6-30-2008	10.01	(0.09)		(0.17)		(0.26)	—	—	—
Fiscal year ended 6-30-2007	8.04	(0.09)		2.06		1.97	—	—	—
Fiscal year ended 6-30-2006	6.36	(0.05)		1.73		1.68	—	—	—
Class Y Shares
Fiscal year ended 6-30-2010	7.13	0.11	(2)	0.44	(2)	0.55	(0.13)	—	(0.13)
Fiscal year ended 6-30-2009	10.18	0.12	(2)	(3.05	)(2)	(2.93)	(0.12)	—	(0.12)
Fiscal year ended 6-30-2008	10.40	0.12		(0.25)		(0.13)	(0.09)	—	(0.09)
Fiscal year ended 6-30-2007	8.30	0.09		2.07		2.16	(0.06)	—	(0.06)
Fiscal year ended 6-30-2006	6.56	0.06		1.78		1.84	(0.10)	—	(0.10)

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

102	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$7.54	7.04	%(3)	$431	1.52%	0.75%	1.55%	0.72%	88%
Fiscal year ended 6-30-2009	7.12	-29.01	(3)	448	1.59	1.13	1.62	1.10	85
Fiscal year ended 6-30-2008	10.16	-1.65	(3)	710	1.42	0.69	1.45	0.66	71
Fiscal year ended 6-30-2007	10.38	25.67	(3)	794	1.46	0.53	1.48	0.51	90
Fiscal year ended 6-30-2006	8.28	27.74	(3)	714	1.53	0.31	—	—	84
Class B Shares
Fiscal year ended 6-30-2010	7.03	5.81		5	2.72	-0.56	2.75	-0.59	88
Fiscal year ended 6-30-2009	6.65	-30.00		8	2.89	-0.31	2.92	-0.34	85
Fiscal year ended 6-30-2008	9.50	-2.76		15	2.50	-0.49	2.53	-0.52	71
Fiscal year ended 6-30-2007	9.77	24.30		21	2.58	-0.63	2.60	-0.65	90
Fiscal year ended 6-30-2006	7.86	26.16		22	2.68	-0.84	—	—	84
Class C Shares
Fiscal year ended 6-30-2010	7.24	5.97		3	2.49	-0.31	2.52	-0.34	88
Fiscal year ended 6-30-2009	6.85	-29.74		4	2.66	0.00	2.69	-0.03	85
Fiscal year ended 6-30-2008	9.75	-2.60		6	2.35	-0.31	2.38	-0.34	71
Fiscal year ended 6-30-2007	10.01	24.50		7	2.42	-0.45	2.44	-0.47	90
Fiscal year ended 6-30-2006	8.04	26.42		8	2.49	-0.62	—	—	84
Class Y Shares
Fiscal year ended 6-30-2010	7.55	7.49		46	1.06	1.30	1.09	1.27	88
Fiscal year ended 6-30-2009	7.13	-28.62		23	1.07	1.74	1.10	1.71	85
Fiscal year ended 6-30-2008	10.18	-1.31		32	1.06	1.03	1.09	1.00	71
Fiscal year ended 6-30-2007	10.40	26.14		42	1.07	0.96	1.09	0.94	90
Fiscal year ended 6-30-2006	8.30	28.26		33	1.08	0.76	—	—	84

Prospectus	103

WADDELL & REED ADVISORS NEW CONCEPTS FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$6.98	$(0.03	)(2)	$1.86	(2)	$1.83	$—	$—	$—
Fiscal year ended 6-30-2009	10.31	(0.02	)(2)	(1.99	)(2)	(2.01)	—	(1.32)	(1.32)
Fiscal year ended 6-30-2008	12.27	(0.07)		(1.05)		(1.12)	—	(0.84)	(0.84)
Fiscal year ended 6-30-2007	10.44	(0.04)		1.87		1.83	—	—	—
Fiscal year ended 6-30-2006	9.13	(0.02)		1.33		1.31	—	—	—
Class B Shares
Fiscal year ended 6-30-2010	5.99	(0.11	)(2)	1.60	(2)	1.49	—	—	—
Fiscal year ended 6-30-2009	9.21	(0.09	)(2)	(1.82	)(2)	(1.91)	—	(1.31)	(1.31)
Fiscal year ended 6-30-2008	11.16	(0.17	)(2)	(0.94	)(2)	(1.11)	—	(0.84)	(0.84)
Fiscal year ended 6-30-2007	9.60	(0.26)		1.82		1.56	—	—	—
Fiscal year ended 6-30-2006	8.48	(0.15)		1.27		1.12	—	—	—
Class C Shares
Fiscal year ended 6-30-2010	6.08	(0.10	)(2)	1.63	(2)	1.53	—	—	—
Fiscal year ended 6-30-2009	9.31	(0.08	)(2)	(1.84	)(2)	(1.92)	—	(1.31)	(1.31)
Fiscal year ended 6-30-2008	11.26	(0.23)		(0.88)		(1.11)	—	(0.84)	(0.84)
Fiscal year ended 6-30-2007	9.67	(0.20)		1.79		1.59	—	—	—
Fiscal year ended 6-30-2006	8.53	(0.10)		1.24		1.14	—	—	—
Class Y Shares
Fiscal year ended 6-30-2010	7.36	0.01	(2)	1.96	(2)	1.97	—	—	—
Fiscal year ended 6-30-2009	10.78	0.02	(2)	(2.08	)(2)	(2.06)	—	(1.36)	(1.36)
Fiscal year ended 6-30-2008	12.74	0.02		(1.14)		(1.12)	—	(0.84)	(0.84)
Fiscal year ended 6-30-2007	10.80	(0.01)		1.95		1.94	—	—	—
Fiscal year ended 6-30-2006	9.41	0.04		1.35		1.39	—	—	—

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

104	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$8.81	26.22	%(3)	$1,040	1.48%	-0.33%	1.50%	-0.35%	55%
Fiscal year ended 6-30-2009	6.98	-16.42	(3)	832	1.59	-0.23	1.61	-0.25	35
Fiscal year ended 6-30-2008	10.31	-9.96	(3)	1,149	1.43	-0.57	1.44	-0.58	43
Fiscal year ended 6-30-2007	12.27	17.53	(3)	1,350	1.43	-0.36	1.44	-0.37	27
Fiscal year ended 6-30-2006	10.44	14.35	(3)	1,253	1.44	-0.16	—	—	21
Class B Shares
Fiscal year ended 6-30-2010	7.48	24.88		19	2.58	-1.43	2.60	-1.45	55
Fiscal year ended 6-30-2009	5.99	-17.48		20	2.78	-1.42	2.80	-1.44	35
Fiscal year ended 6-30-2008	9.21	-10.90		36	2.46	-1.61	2.47	-1.62	43
Fiscal year ended 6-30-2007	11.16	16.25		53	2.47	-1.40	2.48	-1.41	27
Fiscal year ended 6-30-2006	9.60	13.21		55	2.49	-1.21	—	—	21
Class C Shares
Fiscal year ended 6-30-2010	7.61	25.17		9	2.44	-1.29	2.46	-1.31	55
Fiscal year ended 6-30-2009	6.08	-17.35		8	2.63	-1.27	2.65	-1.29	35
Fiscal year ended 6-30-2008	9.31	-10.79		14	2.35	-1.50	2.36	-1.51	43
Fiscal year ended 6-30-2007	11.26	16.44		18	2.35	-1.28	2.36	-1.29	27
Fiscal year ended 6-30-2006	9.67	13.36		19	2.37	-1.09	—	—	21
Class Y Shares
Fiscal year ended 6-30-2010	9.33	26.77		12	1.04	0.10	1.06	0.08	55
Fiscal year ended 6-30-2009	7.36	-15.93		11	1.05	0.31	1.07	0.29	35
Fiscal year ended 6-30-2008	10.78	-9.65		22	1.04	-0.18	1.05	-0.19	43
Fiscal year ended 6-30-2007	12.74	18.06		30	1.04	0.03	1.05	0.02	27
Fiscal year ended 6-30-2006	10.80	14.77		24	1.04	0.23	—	—	21

Prospectus	105

WADDELL & REED ADVISORS SCIENCE AND TECHNOLOGY FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$7.76	$(0.05	)(2)	$0.89	(2)	$0.84	$—	$(0.04)	$(0.04)
Fiscal year ended 6-30-2009	10.44	(0.02	)(2)	(1.86	)(2)	(1.88)	—	(0.80)	(0.80)
Fiscal year ended 6-30-2008	12.53	(0.05)		0.41		0.36	—	(2.45)	(2.45)
Fiscal year ended 6-30-2007	11.13	(0.09)		2.37		2.28	—	(0.88)	(0.88)
Fiscal year ended 6-30-2006	10.80	(0.09)		1.50		1.41	—	(1.08)	(1.08)
Class B Shares
Fiscal year ended 6-30-2010	6.51	(0.13	)(2)	0.76	(2)	0.63	—	(0.04)	(0.04)
Fiscal year ended 6-30-2009	8.97	(0.10	)(2)	(1.62	)(2)	(1.72)	—	(0.74)	(0.74)
Fiscal year ended 6-30-2008	11.05	(0.17)		0.40		0.23	—	(2.31)	(2.31)
Fiscal year ended 6-30-2007	10.02	(0.26)		2.17		1.91	—	(0.88)	(0.88)
Fiscal year ended 6-30-2006	9.93	(0.18)		1.35		1.17	—	(1.08)	(1.08)
Class C Shares
Fiscal year ended 6-30-2010	6.54	(0.12	)(2)	0.76	(2)	0.64	—	(0.04)	(0.04)
Fiscal year ended 6-30-2009	9.01	(0.09	)(2)	(1.64	)(2)	(1.73)	—	(0.74)	(0.74)
Fiscal year ended 6-30-2008	11.09	(0.14	)(2)	0.38	(2)	0.24	—	(2.32)	(2.32)
Fiscal year ended 6-30-2007	10.05	(0.19	)(2)	2.11	(2)	1.92	—	(0.88)	(0.88)
Fiscal year ended 6-30-2006	9.96	(0.20	)(2)	1.37	(2)	1.17	—	(1.08)	(1.08)
Class Y Shares
Fiscal year ended 6-30-2010	8.29	(0.02	)(2)	0.95	(2)	0.93	—	(0.04)	(0.04)
Fiscal year ended 6-30-2009	11.06	0.01	(2)	(1.96	)(2)	(1.95)	—	(0.82)	(0.82)
Fiscal year ended 6-30-2008	13.13	(0.01	)(2)	0.43	(2)	0.42	—	(2.49)	(2.49)
Fiscal year ended 6-30-2007	11.60	(0.05	)(2)	2.46	(2)	2.41	—	(0.88)	(0.88)
Fiscal year ended 6-30-2006	11.18	(0.09)		1.59		1.50	—	(1.08)	(1.08)

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

106	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$8.56	10.79	%(3)	$1,893	1.39%	-0.57%	1.40%	-0.58%	46%
Fiscal year ended 6-30-2009	7.76	-16.07	(3)	1,802	1.42	-0.23	1.43	-0.24	51
Fiscal year ended 6-30-2008	10.44	1.84	(3)	2,386	1.32	-0.38	1.33	-0.39	70
Fiscal year ended 6-30-2007	12.53	21.42	(3)	2,556	1.34	-0.77	1.35	-0.78	68
Fiscal year ended 6-30-2006	11.13	13.16	(3)	2,312	1.35	-0.79	—	—	92
Class B Shares
Fiscal year ended 6-30-2010	7.10	9.64		34	2.52	-1.69	2.53	-1.70	46
Fiscal year ended 6-30-2009	6.51	-17.08		40	2.62	-1.44	2.63	-1.45	51
Fiscal year ended 6-30-2008	8.97	0.81		63	2.38	-1.45	2.39	-1.46	70
Fiscal year ended 6-30-2007	11.05	20.05		80	2.46	-1.89	2.47	-1.90	68
Fiscal year ended 6-30-2006	10.02	11.83		80	2.49	-1.93	—	—	92
Class C Shares
Fiscal year ended 6-30-2010	7.14	9.74		13	2.40	-1.58	2.41	-1.59	46
Fiscal year ended 6-30-2009	6.54	-17.08		12	2.55	-1.36	2.56	-1.37	51
Fiscal year ended 6-30-2008	9.01	0.88		15	2.34	-1.40	2.35	-1.41	70
Fiscal year ended 6-30-2007	11.09	20.08		17	2.42	-1.85	2.43	-1.86	68
Fiscal year ended 6-30-2006	10.05	11.80		15	2.47	-1.91	—	—	92
Class Y Shares
Fiscal year ended 6-30-2010	9.18	11.19		63	1.04	-0.22	1.05	-0.23	46
Fiscal year ended 6-30-2009	8.29	-15.72		60	1.03	0.17	1.04	0.16	51
Fiscal year ended 6-30-2008	11.06	2.21		73	1.01	-0.06	1.02	-0.07	70
Fiscal year ended 6-30-2007	13.13	21.69		60	1.01	-0.43	1.02	-0.44	68
Fiscal year ended 6-30-2006	11.60	13.54		17	1.03	-0.47	—	—	92

Prospectus	107

WADDELL & REED ADVISORS SMALL CAP FUND

	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$9.26	$(0.14	)(2)	$2.75	(2)	$2.61	$—	$—	$—	$—
Fiscal year ended 6-30-2009	11.43	(0.12	)(2)	(2.01	)(2)	(2.13)	—	—	(0.04)	(0.04)
Fiscal year ended 6-30-2008	15.02	(0.14)		(1.52)		(1.66)	—	(1.90)	(0.03)	(1.93)
Fiscal year ended 6-30-2007	15.31	(0.14)		2.04		1.90	—	(2.19)	—	(2.19)
Fiscal year ended 6-30-2006	15.29	(0.14)		1.53		1.39	—	(1.37)	—	(1.37)
Class B Shares
Fiscal year ended 6-30-2010	8.29	(0.23	)(2)	2.47	(2)	2.24	—	—	—	—
Fiscal year ended 6-30-2009	10.29	(0.20	)(2)	(1.80	)(2)	(2.00)	—	—	—	—
Fiscal year ended 6-30-2008	13.78	(0.43)		(1.18)		(1.61)	—	(1.88)	—	(1.88)
Fiscal year ended 6-30-2007	14.34	(0.34)		1.97		1.63	—	(2.19)	—	(2.19)
Fiscal year ended 6-30-2006	14.53	(0.29)		1.47		1.18	—	(1.37)	—	(1.37)
Class C Shares
Fiscal year ended 6-30-2010	8.48	(0.21	)(2)	2.52	(2)	2.31	—	—	—	—
Fiscal year ended 6-30-2009	10.50	(0.18	)(2)	(1.84	)(2)	(2.02)	—	—	—	—
Fiscal year ended 6-30-2008	14.01	(0.34)		(1.29)		(1.63)	—	(1.88)	—	(1.88)
Fiscal year ended 6-30-2007	14.53	(0.36)		2.03		1.67	—	(2.19)	—	(2.19)
Fiscal year ended 6-30-2006	14.69	(0.26)		1.47		1.21	—	(1.37)	—	(1.37)
Class Y Shares
Fiscal year ended 6-30-2010	9.74	(0.08	)(2)	2.90	(2)	2.82	—	—	—	—
Fiscal year ended 6-30-2009	11.93	(0.06	)(2)	(2.09	)(2)	(2.15)	—	—	(0.04)	(0.04)
Fiscal year ended 6-30-2008	15.59	(0.10)		(1.56)		(1.66)	—	(1.93)	(0.07)	(2.00)
Fiscal year ended 6-30-2007	15.74	(0.08)		2.12		2.04	—	(2.19)	—	(2.19)
Fiscal year ended 6-30-2006	15.61	(0.09)		1.59		1.50	—	(1.37)	—	(1.37)

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

108	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Loss to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Loss to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$11.87	28.19	%(3)	$510	1.62%	-1.23%	1.64%	-1.25%	58%
Fiscal year ended 6-30-2009	9.26	-18.53	(3)	373	1.79	-1.41	1.81	-1.43	87
Fiscal year ended 6-30-2008	11.43	-12.57	(3)	498	1.55	-1.04	1.57	-1.06	85
Fiscal year ended 6-30-2007	15.02	13.73	(3)	624	1.55	-0.93	1.57	-0.95	88
Fiscal year ended 6-30-2006	15.31	9.13	(3)	646	1.54	-0.90	—	—	92
Class B Shares
Fiscal year ended 6-30-2010	10.53	27.02		21	2.68	-2.28	2.70	-2.30	58
Fiscal year ended 6-30-2009	8.29	-19.44		23	2.85	-2.47	2.87	-2.49	87
Fiscal year ended 6-30-2008	10.29	-13.39		40	2.48	-1.95	2.50	-1.97	85
Fiscal year ended 6-30-2007	13.78	12.69		65	2.48	-1.86	2.50	-1.88	88
Fiscal year ended 6-30-2006	14.34	8.12		75	2.46	-1.82	—	—	92
Class C Shares
Fiscal year ended 6-30-2010	10.79	27.24		11	2.45	-2.05	2.47	-2.07	58
Fiscal year ended 6-30-2009	8.48	-19.24		9	2.65	-2.27	2.67	-2.29	87
Fiscal year ended 6-30-2008	10.50	-13.30		13	2.37	-1.85	2.39	-1.87	85
Fiscal year ended 6-30-2007	14.01	12.81		19	2.39	-1.76	2.41	-1.78	88
Fiscal year ended 6-30-2006	14.53	8.24		23	2.38	-1.74	—	—	92
Class Y Shares
Fiscal year ended 6-30-2010	12.56	28.95		195	1.05	-0.66	1.07	-0.68	58
Fiscal year ended 6-30-2009	9.74	-17.92		145	1.06	-0.68	1.08	-0.70	87
Fiscal year ended 6-30-2008	11.93	-12.14		198	1.04	-0.53	1.06	-0.55	85
Fiscal year ended 6-30-2007	15.59	14.28		241	1.04	-0.42	1.06	-0.44	88
Fiscal year ended 6-30-2006	15.74	9.68		233	1.06	-0.41	—	—	92

Prospectus	109

WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND

	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains	Distributions from Return of Capital	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$9.32	$0.00	(2)	$0.54	(2)	$0.54	$—	*	$—	$(0.01)	$(0.01)
Fiscal year ended 6-30-2009	11.65	0.00	(2)	(2.33	)(2)	(2.33)	—		—	—	—
Fiscal year ended 6-30-2008	10.99	(0.02)		0.68		0.66	—		—	—	—
Fiscal year ended 6-30-2007	9.32	(0.03)		1.70		1.67	—		—	—	—
Fiscal year ended 6-30-2006	8.74	(0.04)		0.62		0.58	—		—	—	—
Class B Shares
Fiscal year ended 6-30-2010	8.61	(0.08	)(2)	0.48	(2)	0.40	—		—	—	—
Fiscal year ended 6-30-2009	10.86	(0.09	)(2)	(2.16	)(2)	(2.25)	—		—	—	—
Fiscal year ended 6-30-2008	10.34	(0.11	)(2)	0.63	(2)	0.52	—		—	—	—
Fiscal year ended 6-30-2007	8.85	(0.11	)(2)	1.60	(2)	1.49	—		—	—	—
Fiscal year ended 6-30-2006	8.37	(0.16)		0.64		0.48	—		—	—	—
Class C Shares
Fiscal year ended 6-30-2010	8.58	(0.08	)(2)	0.49	(2)	0.41	—		—	—	—
Fiscal year ended 6-30-2009	10.83	(0.08	)(2)	(2.17	)(2)	(2.25)	—		—	—	—
Fiscal year ended 6-30-2008	10.30	(0.11	)(2)	0.64	(2)	0.53	—		—	—	—
Fiscal year ended 6-30-2007	8.83	(0.12	)(2)	1.59	(2)	1.47	—		—	—	—
Fiscal year ended 6-30-2006	8.35	(0.14)		0.62		0.48	—		—	—	—

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

110	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$9.85	5.78	%(3)	$133	1.18%	0.06%	1.19%	0.05%	33%
Fiscal year ended 6-30-2009	9.32	-20.00	(3)	111	1.32	0.00	1.33	-0.01	44
Fiscal year ended 6-30-2008	11.65	6.01	(3)	106	1.24	-0.09	—	—	27
Fiscal year ended 6-30-2007	10.99	17.92	(3)	75	1.31	-0.29	—	—	55
Fiscal year ended 6-30-2006	9.32	6.64	(3)	65	1.32	-0.44	—	—	100
Class B Shares
Fiscal year ended 6-30-2010	9.01	4.65		2	2.11	-0.87	—	—	33
Fiscal year ended 6-30-2009	8.61	-20.72		2	2.31	-1.02	—	—	44
Fiscal year ended 6-30-2008	10.86	5.03		3	2.13	-1.01	—	—	27
Fiscal year ended 6-30-2007	10.34	16.84		4	2.22	-1.20	—	—	55
Fiscal year ended 6-30-2006	8.85	5.73		4	2.24	-1.37	—	—	100
Class C Shares
Fiscal year ended 6-30-2010	8.99	4.78		3	2.08	-0.83	—	—	33
Fiscal year ended 6-30-2009	8.58	-20.78		3	2.25	-0.95	—	—	44
Fiscal year ended 6-30-2008	10.83	5.15		4	2.14	-1.00	—	—	27
Fiscal year ended 6-30-2007	10.30	16.65		3	2.27	-1.26	—	—	55
Fiscal year ended 6-30-2006	8.83	5.75		3	2.28	-1.41	—	—	100

Prospectus	111

WADDELL & REED ADVISORS VALUE FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital		Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$8.27	$0.04	(2)	$1.59	(2)	$1.63	$(0.07)	$—	$(0.01)		$(0.08)
Fiscal year ended 6-30-2009	11.09	0.12	(2)	(2.82	)(2)	(2.70)	(0.12)	—	—		(0.12)
Fiscal year ended 6-30-2008	14.64	0.12		(2.51)		(2.39)	(0.13)	(1.03)	—		(1.16)
Fiscal year ended 6-30-2007	12.80	0.13		2.71		2.84	(0.10)	(0.90)	—		(1.00)
Fiscal year ended 6-30-2006	12.94	0.11		0.58		0.69	(0.15)	(0.68)	—		(0.83)
Class B Shares
Fiscal year ended 6-30-2010	8.02	(0.07	)(2)	1.54	(2)	1.47	— *	—	—	*	— *
Fiscal year ended 6-30-2009	10.74	0.03	(2)	(2.72	)(2)	(2.69)	(0.03)	—	—		(0.03)
Fiscal year ended 6-30-2008	14.21	(0.04)		(2.39)		(2.43)	(0.01)	(1.03)	—		(1.04)
Fiscal year ended 6-30-2007	12.47	(0.01)		2.65		2.64	—	(0.90)	—		(0.90)
Fiscal year ended 6-30-2006	12.62	(0.03)		0.58		0.55	(0.02)	(0.68)	—		(0.70)
Class C Shares
Fiscal year ended 6-30-2010	8.08	(0.05	)(2)	1.55	(2)	1.50	(0.01)	—	—	*	(0.01)
Fiscal year ended 6-30-2009	10.81	0.04	(2)	(2.74	)(2)	(2.70)	(0.03)	—	—		(0.03)
Fiscal year ended 6-30-2008	14.30	(0.04)		(2.41)		(2.45)	(0.01)	(1.03)	—		(1.04)
Fiscal year ended 6-30-2007	12.55	0.00		2.65		2.65	—	(0.90)	—		(0.90)
Fiscal year ended 6-30-2006	12.69	(0.03)		0.60		0.57	(0.03)	(0.68)	—		(0.71)
Class Y Shares
Fiscal year ended 6-30-2010	8.28	0.09	(2)	1.59	(2)	1.68	(0.12)	—	(0.01)		(0.13)
Fiscal year ended 6-30-2009	11.11	0.16	(2)	(2.81	)(2)	(2.65)	(0.18)	—	—		(0.18)
Fiscal year ended 6-30-2008	14.67	0.18		(2.52)		(2.34)	(0.19)	(1.03)	—		(1.22)
Fiscal year ended 6-30-2007	12.83	0.18		2.71		2.89	(0.15)	(0.90)	—		(1.05)
Fiscal year ended 6-30-2006	12.97	0.15		0.59		0.74	(0.20)	(0.68)	—		(0.88)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

112	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$9.82	19.70	%(3)	$324	1.43%	0.36%	1.44%	0.35%	58%
Fiscal year ended 6-30-2009	8.27	-24.23	(3)	248	1.52	1.41	1.53	1.40	72
Fiscal year ended 6-30-2008	11.09	-17.35	(3)	364	1.33	0.83	1.34	0.82	52
Fiscal year ended 6-30-2007	14.64	22.82	(3)	514	1.31	0.91	1.32	0.90	38
Fiscal year ended 6-30-2006	12.80	5.40	(3)	435	1.34	0.78	—	—	67
Class B Shares
Fiscal year ended 6-30-2010	9.49	18.38		13	2.50	-0.68	2.51	-0.69	58
Fiscal year ended 6-30-2009	8.02	-25.03		16	2.55	0.37	2.56	0.36	72
Fiscal year ended 6-30-2008	10.74	-18.10		32	2.24	-0.09	2.25	-0.10	52
Fiscal year ended 6-30-2007	14.21	21.75		51	2.23	0.00	2.24	-0.01	38
Fiscal year ended 6-30-2006	12.47	4.41		47	2.28	-0.15	—	—	67
Class C Shares
Fiscal year ended 6-30-2010	9.57	18.55		9	2.35	-0.55	2.36	-0.56	58
Fiscal year ended 6-30-2009	8.08	-24.94		7	2.48	0.44	2.49	0.43	72
Fiscal year ended 6-30-2008	10.81	-18.11		13	2.22	-0.07	2.23	-0.08	52
Fiscal year ended 6-30-2007	14.30	21.69		22	2.20	0.02	2.21	0.01	38
Fiscal year ended 6-30-2006	12.55	4.53		20	2.24	-0.11	—	—	67
Class Y Shares
Fiscal year ended 6-30-2010	9.83	20.28		26	0.93	0.87	0.94	0.86	58
Fiscal year ended 6-30-2009	8.28	-23.78		23	0.94	2.03	0.95	2.02	72
Fiscal year ended 6-30-2008	11.11	-17.04		25	0.92	1.23	0.93	1.22	52
Fiscal year ended 6-30-2007	14.67	23.28		38	0.91	1.31	0.92	1.30	38
Fiscal year ended 6-30-2006	12.83	5.83		31	0.92	1.19	—	—	67

Prospectus	113

WADDELL & REED ADVISORS VANGUARD FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital	Total Distributions
Class A Shares
Fiscal year ended 6-30-2010	$6.03	$0.00	(2)	$0.48	(2)	$0.48	$(0.01)	$—	$(0.01)	$(0.02)
Fiscal year ended 6-30-2009	9.07	0.02	(2)	(2.51	)(2)	(2.49)	— *	(0.55)	—	(0.55)
Fiscal year ended 6-30-2008	9.58	(0.02)		0.51		0.49	—	(1.00)	—	(1.00)
Fiscal year ended 6-30-2007	9.54	(0.02)		0.89		0.87	—	(0.83)	—	(0.83)
Fiscal year ended 6-30-2006	8.83	(0.04)		1.19		1.15	—	(0.44)	—	(0.44)
Class B Shares
Fiscal year ended 6-30-2010	5.23	(0.07	)(2)	0.42	(2)	0.35	—	—	—	—
Fiscal year ended 6-30-2009	8.04	(0.05	)(2)	(2.23	)(2)	(2.28)	—	(0.53)	—	(0.53)
Fiscal year ended 6-30-2008	8.63	(0.21)		0.58		0.37	—	(0.96)	—	(0.96)
Fiscal year ended 6-30-2007	8.77	(0.20)		0.89		0.69	—	(0.83)	—	(0.83)
Fiscal year ended 6-30-2006	8.23	(0.15)		1.13		0.98	—	(0.44)	—	(0.44)
Class C Shares
Fiscal year ended 6-30-2010	5.27	(0.06	)(2)	0.42	(2)	0.36	—	—	—	—
Fiscal year ended 6-30-2009	8.08	(0.05	)(2)	(2.23	)(2)	(2.28)	—	(0.53)	—	(0.53)
Fiscal year ended 6-30-2008	8.67	(0.17)		0.54		0.37	—	(0.96)	—	(0.96)
Fiscal year ended 6-30-2007	8.80	(0.16)		0.86		0.70	—	(0.83)	—	(0.83)
Fiscal year ended 6-30-2006	8.26	(0.11)		1.09		0.98	—	(0.44)	—	(0.44)
Class Y Shares
Fiscal year ended 6-30-2010	6.23	0.02	(2)	0.51	(2)	0.53	(0.04)	—	(0.01)	(0.05)
Fiscal year ended 6-30-2009	9.36	0.06	(2)	(2.61	)(2)	(2.55)	(0.04)	(0.54)	—	(0.58)
Fiscal year ended 6-30-2008	9.86	0.02		0.52		0.54	—	(1.04)	—	(1.04)
Fiscal year ended 6-30-2007	9.76	0.00		0.93		0.93	—	(0.83)	—	(0.83)
Fiscal year ended 6-30-2006	9.00	(0.02)		1.22		1.20	—	(0.44)	—	(0.44)

*	Not shown due to rounding.

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(2)	Based on average weekly shares outstanding.

(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.

114	Prospectus

	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Class A Shares
Fiscal year ended 6-30-2010	$6.49	8.00	%(3)	$1,015	1.26%	0.07%	1.29%	0.04%	68%
Fiscal year ended 6-30-2009	6.03	-26.72	(3)	997	1.29	0.34	1.32	0.31	69
Fiscal year ended 6-30-2008	9.07	3.78	(3)	1,530	1.16	-0.22	1.18	-0.24	65
Fiscal year ended 6-30-2007	9.58	9.64	(3)	1,600	1.19	-0.26	1.20	-0.27	81
Fiscal year ended 6-30-2006	9.54	12.96	(3)	1,719	1.19	-0.43	—	—	74
Class B Shares
Fiscal year ended 6-30-2010	5.58	6.69		15	2.46	-1.12	2.49	-1.15	68
Fiscal year ended 6-30-2009	5.23	-27.65		19	2.50	-0.88	2.53	-0.91	69
Fiscal year ended 6-30-2008	8.04	2.74		39	2.21	-1.28	2.23	-1.30	65
Fiscal year ended 6-30-2007	8.63	8.38		48	2.28	-1.35	2.29	-1.36	81
Fiscal year ended 6-30-2006	8.77	11.81		57	2.28	-1.52	—	—	74
Class C Shares
Fiscal year ended 6-30-2010	5.63	6.83		7	2.37	-1.03	2.40	-1.06	68
Fiscal year ended 6-30-2009	5.27	-27.52		8	2.42	-0.80	2.45	-0.83	69
Fiscal year ended 6-30-2008	8.08	2.73		14	2.16	-1.23	2.18	-1.25	65
Fiscal year ended 6-30-2007	8.67	8.46		17	2.22	-1.29	2.23	-1.30	81
Fiscal year ended 6-30-2006	8.80	11.77		19	2.22	-1.45	—	—	74
Class Y Shares
Fiscal year ended 6-30-2010	6.71	8.48		49	0.87	0.49	0.90	0.46	68
Fiscal year ended 6-30-2009	6.23	-26.47		50	0.88	0.77	0.91	0.74	69
Fiscal year ended 6-30-2008	9.36	4.08		49	0.85	0.09	0.87	0.07	65
Fiscal year ended 6-30-2007	9.86	10.06		54	0.86	0.07	0.87	0.06	81
Fiscal year ended 6-30-2006	9.76	13.28		49	0.87	-0.10	—	—	74

Prospectus	115

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table in this Prospectus regarding the Fund (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (for example, CDSC, redemption fees). If redemption charges, if any, were reflected, the amounts shown in the “Hypothetical Expenses” column would be higher, and the amounts shown in the “Hypothetical Ending Investment” column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Waddell & Reed Advisors Accumulative Fund — Class A

Annual expense ratio			1.23%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 693.11	$ 9,780.32
2	9,780.32	489.01	10,269.33	122.56	10,149.04
3	10,149.04	507.45	10,656.49	127.18	10,531.65
4	10,531.65	526.58	11,058.24	131.98	10,928.70
5	10,928.70	546.43	11,475.13	136.95	11,340.71
6	11,340.71	567.03	11,907.75	142.12	11,768.26
7	11,768.26	588.41	12,356.67	147.47	12,211.92
8	12,211.92	610.59	12,822.51	153.03	12,672.31
9	12,672.31	633.61	13,305.92	158.80	13,150.05
10	13,150.05	657.50	13,807.56	164.79	13,645.81
Cumulative Total				$1,977.99

Waddell & Reed Advisors Accumulative Fund — Class B

Annual expense ratio			2.39%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 242.11	$10,261.00
2	10,261.00	513.05	10,774.05	248.43	10,528.81
3	10,528.81	526.44	11,055.25	254.92	10,803.61
4	10,803.61	540.18	11,343.79	261.57	11,085.58
5	11,085.58	554.27	11,639.86	268.40	11,374.92
6	11,374.92	568.74	11,943.66	275.40	11,671.80
7	11,671.80	583.59	12,255.39	282.59	11,976.44
8	11,976.44	598.82	12,575.26	289.97	12,289.02
Converts from Class B to Class A			Annual Expense Ratio: 1.23%
9	12,289.02	614.45	12,903.47	154.00	12,752.32
10	12,752.32	637.61	13,389.93	159.81	13,233.08
Cumulative Total				$2,437.20

116	Prospectus

Waddell & Reed Advisors Accumulative Fund — Class C

Annual expense ratio			2.26%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 229.09	$10,274.00
2	10,274.00	513.70	10,787.70	235.37	10,555.50
3	10,555.50	527.77	11,083.28	241.82	10,844.72
4	10,844.72	542.23	11,386.96	248.44	11,141.87
5	11,141.87	557.09	11,698.96	255.25	11,447.16
6	11,447.16	572.35	12,019.51	262.25	11,760.81
7	11,760.81	588.04	12,348.85	269.43	12,083.06
8	12,083.06	604.15	12,687.21	276.81	12,414.13
9	12,414.13	620.70	13,034.84	284.40	12,754.28
10	12,754.28	637.71	13,391.99	292.19	13,103.75
Cumulative Total				$2,595.05

Waddell & Reed Advisors Accumulative Fund — Class Y

Annual expense ratio			0.90%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 91.84	$10,410.00
2	10,410.00	520.50	10,930.50	95.61	10,836.81
3	10,836.81	541.84	11,378.65	99.53	11,281.11
4	11,281.11	564.05	11,845.17	103.61	11,743.64
5	11,743.64	587.18	12,330.82	107.85	12,225.13
6	12,225.13	611.25	12,836.39	112.28	12,726.36
7	12,726.36	636.31	13,362.68	116.88	13,248.14
8	13,248.14	662.40	13,910.55	121.67	13,791.32
9	13,791.32	689.56	14,480.88	126.66	14,356.76
10	14,356.76	717.83	15,074.60	131.85	14,945.39
Cumulative Total				$1,107.78

Waddell & Reed Advisors Asset Strategy Fund — Class A

Annual expense ratio			1.17%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 687.38	$ 9,785.97
2	9,785.97	489.29	10,275.27	116.68	10,160.78
3	10,160.78	508.03	10,668.81	121.15	10,549.93
4	10,549.93	527.49	11,077.43	125.79	10,954.00
5	10,954.00	547.70	11,501.70	130.61	11,373.53
6	11,373.53	568.67	11,942.21	135.61	11,809.14
7	11,809.14	590.45	12,399.60	140.81	12,261.43
8	12,261.43	613.07	12,874.50	146.20	12,731.04
9	12,731.04	636.55	13,367.60	151.80	13,218.64
10	13,218.64	660.93	13,879.58	157.61	13,724.92
Cumulative Total				$1,913.64

Prospectus	117

Waddell & Reed Advisors Asset Strategy Fund — Class B

Annual expense ratio			2.06%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 209.02	$10,294.00
2	10,294.00	514.70	10,808.70	215.17	10,596.64
3	10,596.64	529.83	11,126.47	221.49	10,908.18
4	10,908.18	545.40	11,453.59	228.01	11,228.88
5	11,228.88	561.44	11,790.32	234.71	11,559.01
6	11,559.01	577.95	12,136.96	241.61	11,898.84
7	11,898.84	594.94	12,493.79	248.71	12,248.67
8	12,248.67	612.43	12,861.10	256.03	12,608.78
Converts from Class B to Class A			Annual Expense Ratio: 1.17%
9	12,608.78	630.43	13,239.22	150.34	13,091.70
10	13,091.70	654.58	13,746.28	156.10	13,593.11
Cumulative Total				$2,161.19

Waddell & Reed Advisors Asset Strategy Fund — Class C

Annual expense ratio			1.98%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 200.98	$10,302.00
2	10,302.00	515.10	10,817.10	207.05	10,613.12
3	10,613.12	530.65	11,143.77	213.31	10,933.63
4	10,933.63	546.68	11,480.31	219.75	11,263.83
5	11,263.83	563.19	11,827.02	226.39	11,604.00
6	11,604.00	580.20	12,184.20	233.22	11,954.44
7	11,954.44	597.72	12,552.16	240.27	12,315.46
8	12,315.46	615.77	12,931.23	247.52	12,687.39
9	12,687.39	634.36	13,321.76	255.00	13,070.55
10	13,070.55	653.52	13,724.07	262.70	13,465.28
Cumulative Total				$2,306.19

Waddell & Reed Advisors Asset Strategy Fund — Class Y

Annual expense ratio			0.87%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 88.79	$10,413.00
2	10,413.00	520.65	10,933.65	92.46	10,843.05
3	10,843.05	542.15	11,385.20	96.28	11,290.87
4	11,290.87	564.54	11,855.41	100.25	11,757.18
5	11,757.18	587.85	12,345.04	104.39	12,242.76
6	12,242.76	612.13	12,854.89	108.71	12,748.38
7	12,748.38	637.41	13,385.80	113.20	13,274.89
8	13,274.89	663.74	13,938.63	117.87	13,823.14
9	13,823.14	691.15	14,514.30	122.74	14,394.04
10	14,394.04	719.70	15,113.74	127.81	14,988.51
Cumulative Total				$1,072.50

118	Prospectus

Waddell & Reed Advisors Continental Income Fund — Class A

Annual expense ratio			1.27%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 696.92	$ 9,776.55
2	9,776.55	488.82	10,265.38	126.47	10,141.21
3	10,141.21	507.06	10,648.27	131.19	10,519.48
4	10,519.48	525.97	11,045.45	136.08	10,911.86
5	10,911.86	545.59	11,457.45	141.16	11,318.87
6	11,318.87	565.94	11,884.81	146.43	11,741.06
7	11,741.06	587.05	12,328.12	151.89	12,179.01
8	12,179.01	608.95	12,787.96	157.55	12,633.28
9	12,633.28	631.66	13,264.95	163.43	13,104.50
10	13,104.50	655.22	13,759.73	169.53	13,593.30
Cumulative Total				$2,020.65

Waddell & Reed Advisors Continental Income Fund — Class B

Annual expense ratio			2.38%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 241.11	$10,262.00
2	10,262.00	513.10	10,775.10	247.43	10,530.86
3	10,530.86	526.54	11,057.40	253.91	10,806.77
4	10,806.77	540.33	11,347.11	260.57	11,089.91
5	11,089.91	554.49	11,644.40	267.39	11,380.46
6	11,380.46	569.02	11,949.48	274.40	11,678.63
7	11,678.63	583.93	12,262.56	281.59	11,984.61
8	11,984.61	599.23	12,583.84	288.97	12,298.61
Converts from Class B to Class A			Annual Expense Ratio: 1.27%
9	12,298.61	614.93	12,913.54	159.10	12,757.34
10	12,757.34	637.86	13,395.21	165.04	13,233.19
Cumulative Total				$2,439.51

Waddell & Reed Advisors Continental Income Fund — Class C

Annual expense ratio			2.22%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 225.08	$10,278.00
2	10,278.00	513.90	10,791.90	231.34	10,563.72
3	10,563.72	528.18	11,091.91	237.77	10,857.40
4	10,857.40	542.87	11,400.27	244.38	11,159.23
5	11,159.23	557.96	11,717.19	251.17	11,469.46
6	11,469.46	573.47	12,042.93	258.16	11,788.31
7	11,788.31	589.41	12,377.72	265.33	12,116.02
8	12,116.02	605.80	12,721.83	272.71	12,452.85
9	12,452.85	622.64	13,075.49	280.29	12,799.04
10	12,799.04	639.95	13,438.99	288.08	13,154.85
Cumulative Total				$2,554.31

Prospectus	119

Waddell & Reed Advisors Continental Income Fund — Class Y

Annual expense ratio			0.94%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 95.90	$10,406.00
2	10,406.00	520.30	10,926.30	99.80	10,828.48
3	10,828.48	541.42	11,369.90	103.85	11,268.12
4	11,268.12	563.40	11,831.52	108.07	11,725.60
5	11,725.60	586.28	12,311.88	112.45	12,201.66
6	12,201.66	610.08	12,811.74	117.02	12,697.05
7	12,697.05	634.85	13,331.90	121.77	13,212.55
8	13,212.55	660.62	13,873.18	126.71	13,748.98
9	13,748.98	687.44	14,436.43	131.86	14,307.19
10	14,307.19	715.35	15,022.55	137.21	14,888.06
Cumulative Total				$1,154.64

Waddell & Reed Advisors Core Investment Fund — Class A

Annual expense ratio			1.18%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 688.33	$ 9,785.03
2	9,785.03	489.25	10,274.28	117.66	10,158.82
3	10,158.82	507.94	10,666.76	122.16	10,546.89
4	10,546.89	527.34	11,074.23	126.83	10,949.78
5	10,949.78	547.48	11,497.27	131.67	11,368.06
6	11,368.06	568.40	11,936.46	136.70	11,802.32
7	11,802.32	590.11	12,392.43	141.92	12,253.17
8	12,253.17	612.65	12,865.83	147.34	12,721.24
9	12,721.24	636.06	13,357.30	152.97	13,207.19
10	13,207.19	660.35	13,867.55	158.82	13,711.70
Cumulative Total				$1,924.40

Waddell & Reed Advisors Core Investment Fund — Class B

Annual expense ratio			2.39%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 242.11	$10,261.00
2	10,261.00	513.05	10,774.05	248.43	10,528.81
3	10,528.81	526.44	11,055.25	254.92	10,803.61
4	10,803.61	540.18	11,343.79	261.57	11,085.58
5	11,085.58	554.27	11,639.86	268.40	11,374.92
6	11,374.92	568.74	11,943.66	275.40	11,671.80
7	11,671.80	583.59	12,255.39	282.59	11,976.44
8	11,976.44	598.82	12,575.26	289.97	12,289.02
Converts from Class B to Class A			Annual Expense Ratio: 1.18%
9	12,289.02	614.45	12,903.47	147.78	12,758.46
10	12,758.46	637.92	13,396.39	153.42	13,245.84
Cumulative Total				$2,424.59

120	Prospectus

Waddell & Reed Advisors Core Investment Fund — Class C

Annual expense ratio			2.20%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 223.08	$10,280.00
2	10,280.00	514.00	10,794.00	229.32	10,567.84
3	10,567.84	528.39	11,096.23	235.74	10,863.73
4	10,863.73	543.18	11,406.92	242.34	11,167.92
5	11,167.92	558.39	11,726.32	249.13	11,480.62
6	11,480.62	574.03	12,054.65	256.10	11,802.08
7	11,802.08	590.10	12,392.18	263.28	12,132.54
8	12,132.54	606.62	12,739.16	270.65	12,472.25
9	12,472.25	623.61	13,095.86	278.23	12,821.47
10	12,821.47	641.07	13,462.55	286.02	13,180.47
Cumulative Total				$2,533.89

Waddell & Reed Advisors Core Investment Fund — Class Y

Annual expense ratio			0.85%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 86.76	$10,415.00
2	10,415.00	520.75	10,935.75	90.36	10,847.22
3	10,847.22	542.36	11,389.58	94.11	11,297.38
4	11,297.38	564.86	11,862.25	98.02	11,766.22
5	11,766.22	588.31	12,354.53	102.08	12,254.52
6	12,254.52	612.72	12,867.24	106.32	12,763.08
7	12,763.08	638.15	13,401.23	110.73	13,292.75
8	13,292.75	664.63	13,957.39	115.33	13,844.40
9	13,844.40	692.22	14,536.62	120.11	14,418.94
10	14,418.94	720.94	15,139.89	125.10	15,017.33
Cumulative Total				$1,048.92

Waddell & Reed Advisors Dividend Opportunities Fund — Class A

Annual expense ratio			1.33%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 702.65	$ 9,770.89
2	9,770.89	488.54	10,259.44	132.33	10,129.48
3	10,129.48	506.47	10,635.96	137.19	10,501.24
4	10,501.24	525.06	11,026.30	142.22	10,886.63
5	10,886.63	544.33	11,430.96	147.44	11,286.17
6	11,286.17	564.30	11,850.48	152.86	11,700.37
7	11,700.37	585.01	12,285.39	158.47	12,129.78
8	12,129.78	606.48	12,736.27	164.28	12,574.94
9	12,574.94	628.74	13,203.69	170.31	13,036.44
10	13,036.44	651.82	13,688.26	176.56	13,514.88
Cumulative Total				$2,084.31

Prospectus	121

Waddell & Reed Advisors Dividend Opportunities Fund — Class B

Annual expense ratio			2.40%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 243.12	$10,260.00
2	10,260.00	513.00	10,773.00	249.44	10,526.76
3	10,526.76	526.33	11,053.09	255.92	10,800.45
4	10,800.45	540.02	11,340.47	262.58	11,081.26
5	11,081.26	554.06	11,635.33	269.40	11,369.38
6	11,369.38	568.46	11,937.84	276.41	11,664.98
7	11,664.98	583.24	12,248.23	283.59	11,968.27
8	11,968.27	598.41	12,566.68	290.97	12,279.44
Converts from Class B to Class A			Annual Expense Ratio: 1.33%
9	12,279.44	613.97	12,893.42	166.31	12,730.10
10	12,730.10	636.50	13,366.61	172.41	13,197.30
Cumulative Total				$2,470.15

Waddell & Reed Advisors Dividend Opportunities Fund — Class C

Annual expense ratio			2.24%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 227.09	$10,276.00
2	10,276.00	513.80	10,789.80	233.35	10,559.61
3	10,559.61	527.98	11,087.59	239.79	10,851.06
4	10,851.06	542.55	11,393.61	246.41	11,150.55
5	11,150.55	557.52	11,708.07	253.21	11,458.30
6	11,458.30	572.91	12,031.22	260.20	11,774.55
7	11,774.55	588.72	12,363.28	267.38	12,099.53
8	12,099.53	604.97	12,704.51	274.76	12,433.48
9	12,433.48	621.67	13,055.15	282.35	12,776.64
10	12,776.64	638.83	13,415.47	290.14	13,129.28
Cumulative Total				$2,574.68

Waddell & Reed Advisors Dividend Opportunities Fund — Class Y

Annual expense ratio			0.92%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 93.87	$10,408.00
2	10,408.00	520.40	10,928.40	97.70	10,832.64
3	10,832.64	541.63	11,374.27	101.69	11,274.61
4	11,274.61	563.73	11,838.34	105.84	11,734.62
5	11,734.62	586.73	12,321.35	110.16	12,213.39
6	12,213.39	610.66	12,824.06	114.65	12,711.70
7	12,711.70	635.58	13,347.28	119.33	13,230.33
8	13,230.33	661.51	13,891.85	124.20	13,770.13
9	13,770.13	688.50	14,458.64	129.26	14,331.95
10	14,331.95	716.59	15,048.55	134.54	14,916.70
Cumulative Total				$1,131.24

122	Prospectus

Waddell & Reed Advisors Energy Fund — Class A

Annual expense ratio			1.71%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 738.81	$ 9,735.08
2	9,735.08	486.75	10,221.83	169.20	10,055.36
3	10,055.36	502.76	10,558.13	174.77	10,386.18
4	10,386.18	519.30	10,905.49	180.52	10,727.89
5	10,727.89	536.39	11,264.28	186.46	11,080.84
6	11,080.84	554.04	11,634.88	192.59	11,445.40
7	11,445.40	572.27	12,017.67	198.93	11,821.95
8	11,821.95	591.09	12,413.05	205.48	12,210.89
9	12,210.89	610.54	12,821.44	212.24	12,612.63
10	12,612.63	630.63	13,243.26	219.22	13,027.59
Cumulative Total				$2,478.22

Waddell & Reed Advisors Energy Fund — Class B

Annual expense ratio			2.79%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 282.08	$10,221.00
2	10,221.00	511.05	10,732.05	288.31	10,446.88
3	10,446.88	522.34	10,969.22	294.68	10,677.76
4	10,677.76	533.88	11,211.64	301.20	10,913.73
5	10,913.73	545.68	11,459.42	307.85	11,154.93
6	11,154.93	557.74	11,712.67	314.66	11,401.45
7	11,401.45	570.07	11,971.52	321.61	11,653.42
8	11,653.42	582.67	12,236.09	328.72	11,910.96
Converts from Class B to Class A			Annual Expense Ratio: 1.71%
9	11,910.96	595.54	12,506.51	207.02	12,302.84
10	12,302.84	615.14	12,917.98	213.83	12,707.60
Cumulative Total				$2,859.96

Waddell & Reed Advisors Energy Fund — Class C

Annual expense ratio			2.51%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 254.12	$10,249.00
2	10,249.00	512.45	10,761.45	260.45	10,504.20
3	10,504.20	525.21	11,029.41	266.93	10,765.75
4	10,765.75	538.28	11,304.04	273.58	11,033.82
5	11,033.82	551.69	11,585.51	280.39	11,308.56
6	11,308.56	565.42	11,873.99	287.37	11,590.14
7	11,590.14	579.50	12,169.65	294.53	11,878.74
8	11,878.74	593.93	12,472.67	301.86	12,174.52
9	12,174.52	608.72	12,783.24	309.38	12,477.66
10	12,477.66	623.88	13,101.55	317.08	12,788.36
Cumulative Total				$2,845.69

Prospectus	123

Waddell & Reed Advisors Energy Fund — Class Y

Annual expense ratio			1.12%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 114.17	$10,388.00
2	10,388.00	519.40	10,907.40	118.60	10,791.05
3	10,791.05	539.55	11,330.60	123.20	11,209.74
4	11,209.74	560.48	11,770.23	127.98	11,644.68
5	11,644.68	582.23	12,226.91	132.95	12,096.49
6	12,096.49	604.82	12,701.32	138.10	12,565.84
7	12,565.84	628.29	13,194.13	143.46	13,053.39
8	13,053.39	652.66	13,706.06	149.03	13,559.87
9	13,559.87	677.99	14,237.86	154.81	14,085.99
10	14,085.99	704.29	14,790.29	160.82	14,632.52
Cumulative Total				$1,363.12

Waddell & Reed Advisors International Growth Fund — Class A

Annual expense ratio			1.55%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 723.60	$ 9,750.16
2	9,750.16	487.50	10,237.67	153.73	10,086.54
3	10,086.54	504.32	10,590.87	159.03	10,434.52
4	10,434.52	521.72	10,956.25	164.52	10,794.52
5	10,794.52	539.72	11,334.24	170.20	11,166.93
6	11,166.93	558.34	11,725.27	176.07	11,552.19
7	11,552.19	577.60	12,129.79	182.14	11,950.74
8	11,950.74	597.53	12,548.27	188.43	12,363.04
9	12,363.04	618.15	12,981.19	194.93	12,789.56
10	12,789.56	639.47	13,429.04	201.65	13,230.80
Cumulative Total				$2,314.30

Waddell & Reed Advisors International Growth Fund — Class B

Annual expense ratio			2.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 278.09	$10,225.00
2	10,225.00	511.25	10,736.25	284.35	10,455.06
3	10,455.06	522.75	10,977.81	290.74	10,690.30
4	10,690.30	534.51	11,224.81	297.29	10,930.83
5	10,930.83	546.54	11,477.37	303.97	11,176.77
6	11,176.77	558.83	11,735.61	310.81	11,428.25
7	11,428.25	571.41	11,999.66	317.81	11,685.39
8	11,685.39	584.26	12,269.65	324.96	11,948.31
Converts from Class B to Class A			Annual Expense Ratio: 1.55%
9	11,948.31	597.41	12,545.72	188.39	12,360.52
10	12,360.52	618.02	12,978.55	194.89	12,786.96
Cumulative Total				$2,791.30

124	Prospectus

Waddell & Reed Advisors International Growth Fund — Class C

Annual expense ratio			2.52%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 255.12	$10,248.00
2	10,248.00	512.40	10,760.40	261.45	10,502.15
3	10,502.15	525.10	11,027.25	267.93	10,762.60
4	10,762.60	538.13	11,300.73	274.58	11,029.51
5	11,029.51	551.47	11,580.99	281.39	11,303.04
6	11,303.04	565.15	11,868.20	288.36	11,583.36
7	11,583.36	579.16	12,162.53	295.52	11,870.63
8	11,870.63	593.53	12,464.16	302.84	12,165.02
9	12,165.02	608.25	12,773.27	310.35	12,466.71
10	12,466.71	623.33	13,090.05	318.05	12,775.89
Cumulative Total				$2,855.59

Waddell & Reed Advisors International Growth Fund — Class Y

Annual expense ratio			1.09%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 111.13	$10,391.00
2	10,391.00	519.55	10,910.55	115.47	10,797.28
3	10,797.28	539.86	11,337.15	119.99	11,219.46
4	11,219.46	560.97	11,780.43	124.68	11,658.14
5	11,658.14	582.90	12,241.05	129.55	12,113.97
6	12,113.97	605.69	12,719.67	134.62	12,587.63
7	12,587.63	629.38	13,217.01	139.88	13,079.80
8	13,079.80	653.99	13,733.80	145.35	13,591.23
9	13,591.23	679.56	14,270.79	151.04	14,122.64
10	14,122.64	706.13	14,828.77	156.94	14,674.84
Cumulative Total				$1,328.65

Waddell & Reed Advisors New Concepts Fund — Class A

Annual expense ratio			1.50%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 718.84	$ 9,754.87
2	9,754.87	487.74	10,242.61	148.88	10,096.29
3	10,096.29	504.81	10,601.11	154.09	10,449.66
4	10,449.66	522.48	10,972.14	159.48	10,815.40
5	10,815.40	540.77	11,356.17	165.07	11,193.94
6	11,193.94	559.69	11,753.64	170.84	11,585.73
7	11,585.73	579.28	12,165.01	176.82	11,991.23
8	11,991.23	599.56	12,590.79	183.01	12,410.92
9	12,410.92	620.54	13,031.47	189.42	12,845.30
10	12,845.30	642.26	13,487.57	196.05	13,294.89
Cumulative Total				$2,262.50

Prospectus	125

Waddell & Reed Advisors New Concepts Fund — Class B

Annual expense ratio			2.60%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 263.12	$10,240.00
2	10,240.00	512.00	10,752.00	269.43	10,485.76
3	10,485.76	524.28	11,010.04	275.90	10,737.41
4	10,737.41	536.87	11,274.28	282.52	10,995.11
5	10,995.11	549.75	11,544.87	289.30	11,258.99
6	11,258.99	562.95	11,821.94	296.24	11,529.21
7	11,529.21	576.46	12,105.67	303.35	11,805.91
8	11,805.91	590.29	12,396.21	310.63	12,089.25
Converts from Class B to Class A			Annual Expense Ratio: 1.50%
9	12,089.25	604.46	12,693.72	184.51	12,512.38
10	12,512.38	625.61	13,138.00	190.97	12,950.31
Cumulative Total				$2,665.97

Waddell & Reed Advisors New Concepts Fund — Class C

Annual expense ratio			2.46%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 249.12	$10,254.00
2	10,254.00	512.70	10,766.70	255.45	10,514.45
3	10,514.45	525.72	11,040.17	261.94	10,781.51
4	10,781.51	539.07	11,320.59	268.59	11,055.36
5	11,055.36	552.76	11,608.13	275.41	11,336.17
6	11,336.17	566.80	11,902.98	282.41	11,624.11
7	11,624.11	581.20	12,205.32	289.58	11,919.36
8	11,919.36	595.96	12,515.33	296.94	12,222.11
9	12,222.11	611.10	12,833.22	304.48	12,532.56
10	12,532.56	626.62	13,159.18	312.21	12,850.88
Cumulative Total				$2,796.13

Waddell & Reed Advisors New Concepts Fund — Class Y

Annual expense ratio			1.06%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 108.08	$10,394.00
2	10,394.00	519.70	10,913.70	112.34	10,803.52
3	10,803.52	540.17	11,343.69	116.77	11,229.18
4	11,229.18	561.45	11,790.64	121.37	11,671.61
5	11,671.61	583.58	12,255.19	126.15	12,131.47
6	12,131.47	606.57	12,738.04	131.12	12,609.45
7	12,609.45	630.47	13,239.92	136.29	13,106.26
8	13,106.26	655.31	13,761.57	141.66	13,622.65
9	13,622.65	681.13	14,303.78	147.24	14,159.38
10	14,159.38	707.96	14,867.35	153.04	14,717.26
Cumulative Total				$1,294.06

126	Prospectus

Waddell & Reed Advisors Science and Technology Fund — Class A

Annual expense ratio			1.40%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 709.32	$ 9,764.30
2	9,764.30	488.21	10,252.51	139.16	10,115.81
3	10,115.81	505.79	10,621.60	144.17	10,479.98
4	10,479.98	523.99	11,003.98	149.36	10,857.26
5	10,857.26	542.86	11,400.12	154.73	11,248.12
6	11,248.12	562.40	11,810.53	160.30	11,653.05
7	11,653.05	582.65	12,235.71	166.07	12,072.56
8	12,072.56	603.62	12,676.19	172.05	12,507.18
9	12,507.18	625.35	13,132.53	178.25	12,957.43
10	12,957.43	647.87	13,605.31	184.66	13,423.90
Cumulative Total				$2,158.07

Waddell & Reed Advisors Science and Technology Fund — Class B

Annual expense ratio			2.53%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 256.12	$10,247.00
2	10,247.00	512.35	10,759.35	262.45	10,500.10
3	10,500.10	525.00	11,025.10	268.93	10,759.45
4	10,759.45	537.97	11,297.42	275.57	11,025.21
5	11,025.21	551.26	11,576.47	282.38	11,297.53
6	11,297.53	564.87	11,862.41	289.35	11,576.58
7	11,576.58	578.82	12,155.41	296.50	11,862.52
8	11,862.52	593.12	12,455.65	303.82	12,155.52
Converts from Class B to Class A			Annual Expense Ratio: 1.40%
9	12,155.52	607.77	12,763.30	173.24	12,593.12
10	12,593.12	629.65	13,222.78	179.47	13,046.48
Cumulative Total				$2,587.83

Waddell & Reed Advisors Science and Technology Fund — Class C

Annual expense ratio			2.41%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 244.12	$10,259.00
2	10,259.00	512.95	10,771.95	250.44	10,524.70
3	10,524.70	526.23	11,050.94	256.93	10,797.29
4	10,797.29	539.86	11,337.16	263.58	11,076.94
5	11,076.94	553.84	11,630.79	270.41	11,363.84
6	11,363.84	568.19	11,932.03	277.41	11,658.16
7	11,658.16	582.90	12,241.07	284.60	11,960.11
8	11,960.11	598.00	12,558.11	291.97	12,269.87
9	12,269.87	613.49	12,883.37	299.53	12,587.66
10	12,587.66	629.38	13,217.05	307.29	12,913.68
Cumulative Total				$2,746.28

Prospectus	127

Waddell & Reed Advisors Science and Technology Fund — Class Y

Annual expense ratio			1.05%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 107.07	$10,395.00
2	10,395.00	519.75	10,914.75	111.30	10,805.60
3	10,805.60	540.28	11,345.88	115.69	11,232.42
4	11,232.42	561.62	11,794.04	120.26	11,676.10
5	11,676.10	583.80	12,259.90	125.02	12,137.31
6	12,137.31	606.86	12,744.17	129.95	12,616.73
7	12,616.73	630.83	13,247.57	135.09	13,115.09
8	13,115.09	655.75	13,770.85	140.42	13,633.14
9	13,633.14	681.65	14,314.79	145.97	14,171.65
10	14,171.65	708.58	14,880.23	151.74	14,731.43
Cumulative Total				$1,282.51

Waddell & Reed Advisors Small Cap Fund — Class A

Annual expense ratio			1.64%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 732.16	$ 9,741.68
2	9,741.68	487.08	10,228.76	162.44	10,069.00
3	10,069.00	503.45	10,572.45	167.90	10,407.31
4	10,407.31	520.36	10,927.68	173.54	10,757.00
5	10,757.00	537.85	11,294.85	179.37	11,118.44
6	11,118.44	555.92	11,674.36	185.40	11,492.01
7	11,492.01	574.60	12,066.62	191.63	11,878.15
8	11,878.15	593.90	12,472.05	198.07	12,277.25
9	12,277.25	613.86	12,891.12	204.72	12,689.77
10	12,689.77	634.48	13,324.26	211.60	13,116.14
Cumulative Total				$2,406.83

Waddell & Reed Advisors Small Cap Fund — Class B

Annual expense ratio			2.70%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 273.10	$10,230.00
2	10,230.00	511.50	10,741.50	279.38	10,465.29
3	10,465.29	523.26	10,988.55	285.81	10,705.99
4	10,705.99	535.29	11,241.29	292.38	10,952.22
5	10,952.22	547.61	11,499.84	299.11	11,204.13
6	11,204.13	560.20	11,764.33	305.99	11,461.82
7	11,461.82	573.09	12,034.91	313.02	11,725.44
8	11,725.44	586.27	12,311.72	320.22	11,995.13
Converts from Class B to Class A			Annual Expense Ratio: 1.64%
9	11,995.13	599.75	12,594.88	200.02	12,398.16
10	12,398.16	619.90	13,018.07	206.74	12,814.74
Cumulative Total				$2,775.77

128	Prospectus

Waddell & Reed Advisors Small Cap Fund — Class C

Annual expense ratio			2.47%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 250.12	$10,253.00
2	10,253.00	512.65	10,765.65	256.45	10,512.40
3	10,512.40	525.62	11,038.02	262.94	10,778.36
4	10,778.36	538.91	11,317.28	269.59	11,051.05
5	11,051.05	552.55	11,603.61	276.41	11,330.64
6	11,330.64	566.53	11,897.18	283.40	11,617.31
7	11,617.31	580.86	12,198.18	290.57	11,911.23
8	11,911.23	595.56	12,506.79	297.92	12,212.58
9	12,212.58	610.62	12,823.21	305.46	12,521.56
10	12,521.56	626.07	13,147.64	313.19	12,838.36
Cumulative Total				$2,806.05

Waddell & Reed Advisors Small Cap Fund — Class Y

Annual expense ratio			1.07%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 109.10	$10,393.00
2	10,393.00	519.65	10,912.65	113.39	10,801.44
3	10,801.44	540.07	11,341.51	117.84	11,225.94
4	11,225.94	561.29	11,787.23	122.47	11,667.12
5	11,667.12	583.35	12,250.47	127.29	12,125.63
6	12,125.63	606.28	12,731.92	132.29	12,602.17
7	12,602.17	630.10	13,232.28	137.49	13,097.44
8	13,097.44	654.87	13,752.31	142.89	13,612.17
9	13,612.17	680.60	14,292.78	148.51	14,147.13
10	14,147.13	707.35	14,854.48	154.34	14,703.11
Cumulative Total				$1,305.61

Waddell & Reed Advisors Tax-Managed Equity Fund — Class A

Annual expense ratio			1.19%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 689.29	$ 9,784.09
2	9,784.09	489.20	10,273.29	118.64	10,156.86
3	10,156.86	507.84	10,664.70	123.16	10,543.84
4	10,543.84	527.19	11,071.03	127.86	10,945.56
5	10,945.56	547.27	11,492.84	132.73	11,362.58
6	11,362.58	568.12	11,930.71	137.79	11,795.50
7	11,795.50	589.77	12,385.27	143.04	12,244.91
8	12,244.91	612.24	12,857.15	148.49	12,711.44
9	12,711.44	635.57	13,347.01	154.14	13,195.75
10	13,195.75	659.78	13,855.53	160.02	13,698.50
Cumulative Total				$1,935.16

Prospectus	129

Waddell & Reed Advisors Tax-Managed Equity Fund — Class B

Annual expense ratio			2.11%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 214.04	$10,289.00
2	10,289.00	514.45	10,803.45	220.23	10,586.35
3	10,586.35	529.31	11,115.66	226.59	10,892.29
4	10,892.29	544.61	11,436.91	233.14	11,207.08
5	11,207.08	560.35	11,767.43	239.88	11,530.96
6	11,530.96	576.54	12,107.51	246.81	11,864.21
7	11,864.21	593.21	12,457.42	253.95	12,207.09
8	12,207.09	610.35	12,817.44	261.29	12,559.87
Converts from Class B to Class A			Annual Expense Ratio: 1.19%
9	12,559.87	627.99	13,187.86	152.30	13,038.40
10	13,038.40	651.92	13,690.32	158.11	13,535.17
Cumulative Total				$2,206.34

Waddell & Reed Advisors Tax-Managed Equity Fund — Class C

Annual expense ratio			2.08%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 211.03	$10,292.00
2	10,292.00	514.60	10,806.60	217.19	10,592.52
3	10,592.52	529.62	11,122.15	223.54	10,901.82
4	10,901.82	545.09	11,446.91	230.06	11,220.16
5	11,220.16	561.00	11,781.16	236.78	11,547.79
6	11,547.79	577.38	12,125.17	243.70	11,884.98
7	11,884.98	594.24	12,479.23	250.81	12,232.02
8	12,232.02	611.60	12,843.62	258.14	12,589.20
9	12,589.20	629.46	13,218.66	265.67	12,956.80
10	12,956.80	647.84	13,604.64	273.43	13,335.14
Cumulative Total				$2,410.35

Waddell & Reed Advisors Value Fund — Class A

Annual expense ratio			1.44%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 713.13	$ 9,760.53
2	9,760.53	488.02	10,248.55	143.05	10,108.00
3	10,108.00	505.40	10,613.40	148.14	10,467.84
4	10,467.84	523.39	10,991.24	153.42	10,840.50
5	10,840.50	542.02	11,382.53	158.88	11,226.42
6	11,226.42	561.32	11,787.74	164.53	11,626.08
7	11,626.08	581.30	12,207.39	170.39	12,039.97
8	12,039.97	601.99	12,641.97	176.46	12,468.60
9	12,468.60	623.43	13,092.03	182.74	12,912.48
10	12,912.48	645.62	13,558.10	189.24	13,372.16
Cumulative Total				$2,199.98

130	Prospectus

Waddell & Reed Advisors Value Fund — Class B

Annual expense ratio			2.51%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 254.12	$10,249.00
2	10,249.00	512.45	10,761.45	260.45	10,504.20
3	10,504.20	525.21	11,029.41	266.93	10,765.75
4	10,765.75	538.28	11,304.04	273.58	11,033.82
5	11,033.82	551.69	11,585.51	280.39	11,308.56
6	11,308.56	565.42	11,873.99	287.37	11,590.14
7	11,590.14	579.50	12,169.65	294.53	11,878.74
8	11,878.74	593.93	12,472.67	301.86	12,174.52
Converts from Class B to Class A			Annual Expense Ratio: 1.44%
9	12,174.52	608.72	12,783.24	178.43	12,607.93
10	12,607.93	630.39	13,238.33	184.78	13,056.77
Cumulative Total				$2,582.44

Waddell & Reed Advisors Value Fund — Class C

Annual expense ratio			2.36%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 239.11	$10,264.00
2	10,264.00	513.20	10,777.20	245.42	10,534.96
3	10,534.96	526.74	11,061.71	251.90	10,813.09
4	10,813.09	540.65	11,353.74	258.55	11,098.55
5	11,098.55	554.92	11,653.48	265.38	11,391.56
6	11,391.56	569.57	11,961.13	272.38	11,692.29
7	11,692.29	584.61	12,276.91	279.58	12,000.97
8	12,000.97	600.04	12,601.02	286.96	12,317.79
9	12,317.79	615.89	12,933.68	294.53	12,642.98
10	12,642.98	632.14	13,275.13	302.31	12,976.76
Cumulative Total				$2,696.12

Waddell & Reed Advisors Value Fund — Class Y

Annual expense ratio			0.94%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 95.90	$10,406.00
2	10,406.00	520.30	10,926.30	99.80	10,828.48
3	10,828.48	541.42	11,369.90	103.85	11,268.12
4	11,268.12	563.40	11,831.52	108.07	11,725.60
5	11,725.60	586.28	12,311.88	112.45	12,201.66
6	12,201.66	610.08	12,811.74	117.02	12,697.05
7	12,697.05	634.85	13,331.90	121.77	13,212.55
8	13,212.55	660.62	13,873.18	126.71	13,748.98
9	13,748.98	687.44	14,436.43	131.86	14,307.19
10	14,307.19	715.35	15,022.55	137.21	14,888.06
Cumulative Total				$1,154.64

Prospectus	131

Waddell & Reed Advisors Vanguard Fund — Class A

Annual expense ratio			1.29%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$ 9,896.25	$ 698.83	$ 9,774.66
2	9,774.66	488.73	10,263.40	128.43	10,137.30
3	10,137.30	506.86	10,644.17	133.19	10,513.40
4	10,513.40	525.67	11,039.07	138.13	10,903.44
5	10,903.44	545.17	11,448.62	143.26	11,307.96
6	11,307.96	565.39	11,873.36	148.57	11,727.49
7	11,727.49	586.37	12,313.86	154.09	12,162.58
8	12,162.58	608.12	12,770.71	159.80	12,613.81
9	12,613.81	630.69	13,244.50	165.73	13,081.78
10	13,081.78	654.08	13,735.87	171.88	13,567.12
Cumulative Total				$2,041.91

Waddell & Reed Advisors Vanguard Fund — Class B

Annual expense ratio			2.49%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 252.12	$10,251.00
2	10,251.00	512.55	10,763.55	258.45	10,508.30
3	10,508.30	525.41	11,033.71	264.94	10,772.05
4	10,772.05	538.60	11,310.66	271.59	11,042.43
5	11,042.43	552.12	11,594.55	278.40	11,319.60
6	11,319.60	565.98	11,885.58	285.39	11,603.72
7	11,603.72	580.18	12,183.91	292.55	11,894.97
8	11,894.97	594.74	12,489.72	299.90	12,193.54
Converts from Class B to Class A			Annual Expense Ratio: 1.29%
9	12,193.54	609.67	12,803.21	160.21	12,645.92
10	12,645.92	632.29	13,278.21	166.15	13,115.08
Cumulative Total				$2,529.70

Waddell & Reed Advisors Vanguard Fund — Class C

Annual expense ratio			2.40%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 243.12	$10,260.00
2	10,260.00	513.00	10,773.00	249.44	10,526.76
3	10,526.76	526.33	11,053.09	255.92	10,800.45
4	10,800.45	540.02	11,340.47	262.58	11,081.26
5	11,081.26	554.06	11,635.33	269.40	11,369.38
6	11,369.38	568.46	11,937.84	276.41	11,664.98
7	11,664.98	583.24	12,248.23	283.59	11,968.27
8	11,968.27	598.41	12,566.68	290.97	12,279.44
9	12,279.44	613.97	12,893.42	298.53	12,598.71
10	12,598.71	629.93	13,228.65	306.30	12,926.28
Cumulative Total				$2,736.26

132	Prospectus

Waddell & Reed Advisors Vanguard Fund — Class Y

Annual expense ratio			0.90%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 91.84	$10,410.00
2	10,410.00	520.50	10,930.50	95.61	10,836.81
3	10,836.81	541.84	11,378.65	99.53	11,281.11
4	11,281.11	564.05	11,845.17	103.61	11,743.64
5	11,743.64	587.18	12,330.82	107.85	12,225.13
6	12,225.13	611.25	12,836.39	112.28	12,726.36
7	12,726.36	636.31	13,362.68	116.88	13,248.14
8	13,248.14	662.40	13,910.55	121.67	13,791.32
9	13,791.32	689.56	14,480.88	126.66	14,356.76
10	14,356.76	717.83	15,074.60	131.85	14,945.39
Cumulative Total				$1,107.78

Prospectus	133

WADDELL & REED ADVISORS FUNDS

Custodian

UMB Bank, n.a.

928 Grand Boulevard

Kansas City, Missouri 64106

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D. C. 20006-1600

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment

Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

888.WADDELL

Shareholder Servicing Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

888.WADDELL

134	Prospectus

WADDELL & REED ADVISORS FUNDS

You can get more information about each Fund in the —

■

Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Fund’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during the year covered by the report.

To request a copy of the current SAI or copies of a Fund’s most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via email at request@waddell.com and are available, without charge, at waddell.com.

Information about the Funds (including each Fund’s current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

WRPROEQ (10-10)

The SEC file number for Waddell & Reed Advisors Funds is: 811-09435

Prospectus	135

WADDELL & REED ADVISORS FUNDS

Ticker
	Class A	Class B	Class C	Class Y
WADDELL & REED ADVISORS EQUITY FUNDS

Waddell & Reed Advisors Accumulative Fund	UNACX	WAABX	WAACX	WAAYX

Waddell & Reed Advisors Asset Strategy Fund	UNASX	WBASX	WCASX	WYASX

Waddell & Reed Advisors Continental Income Fund	UNCIX	WACBX	WACCX	WACYX

Waddell & Reed Advisors Core Investment Fund	UNCMX	UNIBX	WCCIX	UNIYX

Waddell & Reed Advisors Dividend Opportunities Fund	WDVAX	WDVBX	WDVCX	WDVYX

Waddell & Reed Advisors Energy Fund	WEGAX	WEGBX	WEGCX	WEGYX

Waddell & Reed Advisors International Growth Fund	UNCGX	WAIBX	WAICX	WAIYX

Waddell & Reed Advisors New Concepts Fund	UNECX	UNEBX	WNCCX	UNEYX

Waddell & Reed Advisors Science and Technology Fund	UNSCX	USTBX	WCSTX	USTFX

Waddell & Reed Advisors Small Cap Fund	UNSAX	WRSBX	WSCCX	WRSYX

Waddell & Reed Advisors Tax-Managed Equity Fund	WTEAX	WBTMX	WCTMX

Waddell & Reed Advisors Value Fund	WVAAX	WVABX	WVACX	WVAYX

Waddell & Reed Advisors Vanguard Fund	UNVGX	WRVBX	WAVCX	WAVYX

Ticker
	Class A	Class B	Class C	Class Y
WADDELL & REED ADVISORS FIXED INCOME AND MONEY MARKET FUNDS

Waddell & Reed Advisors Bond Fund	UNBDX	WBABX	WCABX	WYABX

Waddell & Reed Advisors Cash Management	UNCXX	WCBXX	WCCXX

Waddell & Reed Advisors Global Bond Fund	UNHHX	WGBBX	WGBCX	WGBYX

Waddell & Reed Advisors Government Securities Fund	UNGVX	WGVBX	WGVCX	WGVYX

Waddell & Reed Advisors High Income Fund	UNHIX	WBHIX	WCHIX	WYHIX

Waddell & Reed Advisors Municipal Bond Fund	UNMBX	WBMBX	WCMBX

Waddell & Reed Advisors Municipal High Income Fund	UMUHX	WBMHX	WCMHX

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

888-WADDELL

October 29, 2010

STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Funds (Trust) currently consists of 20 separate series (each, a Fund and collectively, the Funds), which are listed above. This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus dated October 29, 2010 for the Waddell & Reed Advisors Equity Funds or the prospectus dated January 29, 2010 for the Waddell & Reed Advisors Fixed Income and Money Market Funds (collectively, the Prospectus), which may be obtained, without charge, upon request, from the Trust or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

This SAI incorporates by reference information that appears in the Funds’ Annual Reports, which are delivered to all current shareholders. To obtain a copy of the Funds’ most recent Annual and/or Semiannual Reports, without charge, contact the Trust or

Waddell & Reed at the address and telephone number above. Copies of the Annual and/or Semiannual Reports may also be requested via email at request@waddell.com and are available at www.waddell.com.

FUND HISTORY

Waddell & Reed Advisors Funds was organized as a Delaware statutory trust on October 14, 2008. On January 30, 2009, each of the then-existing 21 series of the Trust became the successor to one of the 16 Maryland corporations, or to one of the series of one of these Maryland corporations, that comprised the Waddell & Reed Advisors Family of Funds, as set forth below:

Series	Formerly	Organized as a Maryland Corporation on
Waddell & Reed Advisors Accumulative Fund (Accumulative Fund)	a series of Waddell & Reed Advisors Funds, Inc.	February 21, 1974

Waddell & Reed Advisors Asset Strategy Fund (Asset Strategy Fund)	Waddell & Reed Advisors Asset Strategy Fund, Inc.	August 25, 1994

Waddell & Reed Advisors Bond Fund (Bond Fund)	a series of Waddell & Reed Advisors Funds, Inc.	February 21, 1974

Waddell & Reed Advisors Cash Management (Cash Management)	Waddell & Reed Advisors Cash Management, Inc.	February 13, 1979

Waddell & Reed Advisors Continental Income Fund (Continental Income Fund)	Waddell & Reed Advisors Continental Income Fund, Inc.	November 6, 1974

Waddell & Reed Advisors Core Investment Fund (Core Investment Fund)	a series of Waddell & Reed Advisors Funds, Inc.	February 21, 1974

Waddell & Reed Advisors Dividend Opportunities Fund (Dividend Opportunities Fund)	a series of Waddell & Reed Advisors Select Funds, Inc.	September 7, 2000 (fund added as a series June 27, 2003)

Waddell & Reed Advisors Energy Fund (Energy Fund)	a series of Waddell & Reed Advisors Select Funds, Inc.	September 7, 2000 (fund added as a series August 24, 2005)

Waddell & Reed Advisors Global Bond Fund (Global Bond Fund)	Waddell & Reed Advisors Global Bond Fund, Inc.	May 8, 1986

Waddell & Reed Advisors Government Securities Fund (Government Securities Fund)	a series of Waddell & Reed Advisors Fixed Income Funds, Inc.	March 26, 1982

Waddell & Reed Advisors High Income Fund (High Income Fund)	Waddell & Reed Advisors High Income Fund, Inc.	January 11, 1979

Waddell & Reed Advisors International Growth Fund (International Growth Fund)	Waddell & Reed Advisors International Growth Fund, Inc.	November 6, 1974

Waddell & Reed Advisors Municipal Bond Fund (Municipal Bond Fund)	Waddell & Reed Advisors Municipal Bond Fund, Inc.	September 29, 1976

Waddell & Reed Advisors Municipal High Income Fund (Municipal High Income Fund)	Waddell & Reed Advisors Municipal High Income Fund, Inc.	September 9, 1985

Waddell & Reed Advisors New Concepts Fund (New Concepts Fund)	Waddell & Reed Advisors New Concepts Fund, Inc.	March 3, 1983

Waddell & Reed Advisors Retirement Shares (Retirement Shares)*	Waddell & Reed Advisors Retirement Shares, Inc.	May 8, 1989

Waddell & Reed Advisors Science and Technology Fund (Science and Technology Fund)	a series of Waddell & Reed Advisors Funds, Inc.	February 21, 1974

Waddell & Reed Advisors Small Cap Fund (Small Cap Fund)	Waddell & Reed Advisors Small Cap Fund, Inc.	June 3, 1999

Waddell & Reed Advisors Tax-Managed Equity Fund (Tax-Managed Equity Fund)	Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.	November 30, 1999

Waddell & Reed Advisors Value Fund (Value Fund)	a series of Waddell & Reed Advisors Select Funds, Inc.	September 7, 2000

Series	Formerly	Organized as a Maryland Corporation on

Waddell & Reed Advisors Vanguard Fund (Vanguard Fund)	Waddell & Reed Advisors Vanguard Fund, Inc.	February 15, 1974

*	Effective June 26, 2009, Retirement Shares merged into Continental Income Fund and no longer exists as a separate series of the Trust.

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND RESTRICTIONS

Each Fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. Each Fund is an open-end, diversified management investment company and a series of the Trust.

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Funds’ investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which a Fund may invest, in pursuit of the Fund’s objective(s). A summary of the risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund’s investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its objective(s). See Investment Restrictions for a listing of the fundamental and non-fundamental, or operating, policies.

Recent Market Events

Events in the financial sector during the past few years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign. Both U.S. and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue. The U.S. government has taken numerous steps to alleviate certain of these market conditions. However, there is no assurance that such actions will be successful in the near or long term.

In addition to the turbulence in financial markets, reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

Asset Strategy Fund

Asset Strategy Fund allocates its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments seeking exposure to various foreign currencies. The Fund may invest its assets in any market that WRIMCO believes can offer a high probability of return or, alternatively, can provide a high degree of safety in uncertain times. Dependent on its outlook for the U.S. and global economies, WRIMCO identifies growth themes and then focuses its strategy on allocating the Fund’s assets among stocks, bonds, cash, precious metals, currency and derivatives instruments. After determining these allocations, WRIMCO seeks attractive opportunities within each market by focusing on issuers in countries, sectors and companies with strong cash flow and low balance sheet leverage.

•

“Stocks” include equity securities of all types, although WRIMCO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit WRIMCO’s criteria for sustainable competitive advantage and that WRIMCO believes are positioned to benefit from continued global rebalancing and the emerging middle class. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in securities of any size company, but primarily focuses on large cap issuers.

•

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Fund’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality.

•	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

•	Within each of these investment

types, the Fund may invest in U.S. and foreign securities; the Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets.

WRIMCO may allocate the Fund’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to liquidity requirements, the Fund also may invest up to 25% of its total assets in precious metals.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO also may sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Fund’s investment objective, seek to hedge market risk on various securities, increase exposure to various markets, manage exposure to various foreign currencies, precious metals and various markets, and seek to hedge certain event risks on positions held by the Fund. In an effort to achieve the objective of hedging market risk and increasing exposure to equity markets, WRIMCO may utilize various instruments including, but not limited to, the following: futures contracts, both long and short positions, total return swaps, credit default swaps and options contracts, both written and purchased, on foreign and U.S. equity indices. In seeking to manage foreign currency exposure, WRIMCO may utilize forward contracts and option contracts either to increase or decrease exposure to a given currency. In seeking to manage exposure to precious metals, WRIMCO may utilize options, both written and purchased, on precious metals. In seeking to manage event risks, WRIMCO may utilize futures contracts, both long and short positions, or individual securities.

Cash Management

Cash Management may only invest in the money market obligations and instruments listed below. In addition, as a money market fund that uses the amortized cost method of valuing its portfolio securities, the Fund must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Under Rule 2a-7, investments are limited to those that are U.S. dollar-denominated and that are rated in one of the two highest rating categories by the required number of requisite nationally recognized statistical rating organizations (NRSROs) (an NRSRO is a “requisite NRSRO” if designated as such by the Trust’s Board of Trustees (Board)) or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Fund’s total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 3% of the Fund’s total assets, with investment in such securities of any one issuer (except U.S. government securities) being limited to 0.5% of the Fund’s total assets. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSRO(s) (or, if unrated, determined by WRIMCO to be of comparable quality to such securities), not more than 45 calendar days.

(1)	U.S. Government Securities: See the section entitled U.S. Government Securities.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers’ acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation.

A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Floating Rate Securities and Variable Rate Master Demand Notes: Commercial paper rated in one of the two highest categories by the required number of requisite NRSRO(s), or if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see 4 below). See Appendix A for a description of some of these ratings. A floating rate security has an interest rate that changes whenever there is a change in a designated base rate. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or comparably rated by another NRSRO. See Appendix A for a description of some of these debt ratings.

(5) Foreign Obligations and Instruments: Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest in foreign bank obligations, obligations of foreign branches of domestic banks, obligations guaranteed by a bank or a corporation in whose obligations the Fund may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar-denominated. Investments in obligations of domestic branches of foreign banks will be considered to be domestic securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal and state chartered or domestic banks doing business in the same jurisdiction.

(6) Municipal Securities

(7) Certain Other Obligations: Obligations other than those listed in (1) through (6) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see (2) above) or a corporation in whose commercial paper the Fund may invest (see (3) above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Municipal Bond Fund and Municipal High Income Fund

Municipal Bonds. Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

A special class of municipal bonds issued by state and local government authorities and agencies are private activity bonds (PABs). Each Fund may purchase PABs only if the interest on them is free from Federal income taxation, although such interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT). In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. PABs are also used to finance public facilities such as airports and mass transit systems. The credit quality of PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are PABs.

Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include the following: (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

Neither Fund has held, or intends to hold, municipal lease obligations directly as a lessor of the property, but each Fund may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance restrictions. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-purchase agreement as its base. See Asset-Backed Securities. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

The Funds may also invest in municipal notes, which include tax anticipation notes (TANs), revenue anticipation notes (RANs), and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities. Generally, TANs are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. RANs are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. BANs are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the BANs.

WRIMCO and the Funds rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by either Fund is not a municipal bond (with the result that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by a Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in each Fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of its shareholders.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. See Appendix A for a description of bond ratings.

Now or in the future, S&P may use different rating designations for municipal obligations depending on their maturities on issuance or other characteristics. Municipal bonds purchased by Municipal Bond Fund comply with the 80% requirement as discussed in the Prospectus if they are within the top four rating designations of S&P or comparably rated by another NRSRO for the type of municipal bond in question or are of comparable ratings as determined by WRIMCO. Credit ratings for individual securities may change from time to time, and the Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which the Fund may buy.

Defensive Strategies and Temporary Investments. To shorten the average maturity of its portfolio, the Funds may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase. Another reason for buying either these short-term municipal bonds or taxable obligations (up to the 20% limitation on taxable obligations described below) during normal circumstances is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as WRIMCO believes a temporary defensive posture should be maintained. When bought during normal market conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

Risks of Certain Types of Municipal Bonds. At any one time each Fund may invest significantly in revenue bonds the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. Each Fund could also have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the low-quality municipal bonds in which a Fund seeks to invest may be PABs. As discussed above under Municipal Bonds, the entity responsible for payment of the principal and interest on PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent a Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry.

For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (MSA). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to a Fund than stand-alone MSA bonds.

Limited Investment in Other Debt Securities. All of Municipal Bond Fund’s and Municipal High Income Fund’s invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreements and certain derivative instruments (see discussion below). Municipal Bond Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its total assets would consist of taxable obligations. Under normal conditions, Municipal High Income Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its total assets would consist of taxable obligations including options, futures contracts and other taxable derivative instruments. However, as a temporary defensive measure, Municipal Bond Fund and/or Municipal High Income Fund may invest up to all of its assets in taxable obligations.

The only taxable obligations that each of these Funds may purchase are (1) U.S. government securities, (2) obligations of domestic banks and certain savings and loan associations, (3) U.S. dollar-denominated commercial paper and other cash equivalent securities issued by U.S. and foreign issuers, (4) any of the foregoing obligations subject to repurchase agreements and (5) credit default swaps on the debt of financial entities that insure municipal bonds. The taxable commercial paper a Fund may buy must, at the time of purchase, be rated at least A by S&P or a comparable rating as assigned by a NRSRO or, if unrated, a comparable rating as determined by WRIMCO. See Appendix A for a description of these ratings.

Securities - General

The main types of securities in which the Funds may invest, subject to their respective investment policies and restrictions, may include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund may invest in preferred stocks rated in any rating category of the NRSROs or, if unrated, determined by WRIMCO to be of comparable quality, subject to the Fund’s investment restrictions. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (for example, BBB by S&P or comparably rated by another NRSRO), it is each Fund’s general policy to classify such security at the higher rating level where, in the judgment of WRIMCO, such classification reasonably reflects the security’s quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB or comparably rated by another NRSRO may have speculative characteristics. In addition, a Fund will treat unrated securities determined by WRIMCO to be of comparable quality to a rated security as having that rating.

Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO’s research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in each Fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Trust may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of each affected Fund.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptance are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of WRIMCO, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Foreign Securities and Currencies

Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U. S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S.

depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they do not generally include voting rights. Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

WRIMCO believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. As a general rule, the country designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (for example, Bloomberg). However, pursuant to its procedures, WRIMCO may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed to: (i) the country in which the security is principally traded (determined based on a percentage of the total volume traded); (ii) the country from which the issuer, during the issuer’s most recent fiscal year, derived at least 50% of its revenues or profits (from goods produced or sold, investments made, or services performed); (iii) the country where the issuer has at least 50% of its assets; or (iv) the country under whose laws the guarantor of the security is organized. The request to change a security’s country designation must be delivered to the Funds’ Treasurer and to the Funds’ Chief Compliance Officer (CCO) for approval.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if WRIMCO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered domestic banks doing business in the same jurisdiction.

Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund (other than Cash Management) may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because a Fund may invest in both U.S. and foreign securities markets, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. Each Fund’s share price will reflect the movements of the different stock and bond markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing country is a nation that, in WRIMCO’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

WRIMCO considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, it is generally agreed that the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Switzerland, Greece, Luxembourg, Portugal and South Korea. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country.

Some of the risks to which a Fund may be exposed by investing in securities of emerging markets are: restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing country’s currency against the U.S. dollar; unusual price volatility in a developing country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing market; high levels of tax levied by developing countries on dividends, interest and capital gains; the greater likelihood that developing markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing countries; the fact that companies in developing countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of Russian and other Eastern European securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) repurchase agreements not terminable within seven days;

(2) restricted securities not determined to be liquid pursuant to guidelines established by the Trust’s Board of Trustees (Board);

(3) non-government stripped fixed-rate mortgage-backed securities;

(4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(5) over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;

(6) securities for which market quotations are not readily available;

(7) securities involved in swap, cap, floor or collar transactions; and

(8) direct debt instruments.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% (5% for Cash Management) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

WRIMCO believes that, in general, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum allowable under the Fund’s investment restriction on illiquid investments. WRIMCO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they are often deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Credit derivatives, such as credit default swaps, have also grown in both popularity and availability over the past few years. See “Swaps, Caps, Collars and Floors” in the section entitled Options, Futures and Other Strategies for more information about credit default swaps.

As well, it has become easier for institutional investors to structure their own investments. For example, if WRIMCO desired Korean exposure for a Fund, instead of following difficult procedures for direct investment, WRIMCO could, instead, invest in a specialized OTC bond or other instrument with an investment banker which would pay the same as the return on the Korean bond market without having to physically invest in the Korean market.

Income Trusts

Energy Fund may invest in shares of income trusts, typically Canadian royalty trusts. An income trust generally is a Canadian investment trust that typically holds real estate or assets used in the oil or gas industry, that are income producing, the income from which is passed on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. Under current law, an income trust generally pays no Canadian tax on earnings distributed directly to its security holders and, if properly structured, should not be subject to U.S. Federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification, as such trusts are primarily invested in real estate, oil and gas, pipelines, and other infrastructure; potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change. For example, on October 31, 2006, the Canadian

Finance Minister announced plans to introduce a tax on Canadian income trusts, which plans were implemented in the Canadian federal budget for the 2007-2008 fiscal year introduced on March 19, 2007; that announcement resulted in a massive sell-off on Toronto markets of shares of income trusts (especially oil and gas trusts).

Indexed Securities

Each Fund may purchase indexed securities, subject to its operating policy regarding derivative instruments and other applicable restrictions. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Subject to the requirements of Rule 2a-7, Cash Management may purchase securities the value of which varies in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are U.S. dollar-denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific index, instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund’s investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

Each Fund (other than Cash Management) may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values (NAVs). Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Funds otherwise permitted to invest in foreign securities may have to invest indirectly in certain developing markets.

Exchange-traded Funds. Subject to its investment policies and restrictions, a Fund may invest in exchange-traded funds (ETFs) for various purposes. For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in other ETFs which track indexes; provided that such investments are consistent with the Fund’s investment objective(s) as determined by WRIMCO. Each of these securities represents shares of ownership of a long-term unit investment trust that typically holds a proportionate amount of shares of all of the stock included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which is designed to track the designated index or the NAV of the underlying basket of commodities or commodities futures, as applicable. ETF shares are exchange-traded. As with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is in addition to the investment management fee paid by a Fund).

Trading costs for ETFs are somewhat higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Fund’s assets to track the return of a particular stock index.

Investments in an ETF generally present the same primary risks as investments in a conventional fund, which is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETFs shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may (but currently does not intend to) make secured loans of portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation. Under a Fund’s securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by WRIMCO throughout the term of the loan.

Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian bank) must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

Loans and Other Direct Debt Instruments

Loan Participations. Subject to their respective investment policies and restrictions, the Funds may purchase loan participations (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest may also limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant. Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing as assignment in a loan. In selecting the loans in which a Fund will invest, however, WRIMCO will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers. WRIMCO’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that WRIMCO believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, WRIMCO may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite WRIMCO’s efforts to avoid such possession, but in other instances, WRIMCO may choose to receive such information (for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, WRIMCO’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on WRIMCO’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value.

In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by WRIMCO may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, WRIMCO may owe conflicting fiduciary duties to the Fund and other client accounts. WRIMCO will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if WRIMCO’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London Interbank Offered Rate (“LIBOR”), the Certificate of Deposit (“CD”) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the Fund’s investment restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB by S&P, for example) are not considered investment grade obligations and are commonly called junk bonds. These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below the fourth highest category are also regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business recession.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund may invest in distressed companies and/or non-investment grade debt (collectively referred to as Distressed Debt). A Fund generally makes such investments to achieve capital appreciation, rather than to seek income. Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund’s investments in Distressed Debt typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities are typically unrated, lower-rated, in default or close to default. Also, Distressed Debt is generally more likely to become worthless than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Fund’s return.

Debt securities rated below investment grade, sometimes called junk bonds, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers or participations in indebtedness, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to their respective investment policies and restrictions, the Funds may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity), the interests in which are publicly traded. MLP units are generally registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs often are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its security holders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. (For example, owners of common units in an MLP may have limited voting rights and no ability to elect directors.) Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP), which many MLPs are treated as for Federal tax purposes, is qualifying income for an entity such as a Fund that is a regulated investment company for Federal tax purposes (RIC). Please see the section entitled Taxation of the Funds for additional information regarding the tax consequences of investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if WRIMCO determines that such investments are consistent with the Fund’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

Natural Resources and Physical Commodities

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, WRIMCO will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply. Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U. S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, WRIMCO considers the integration of derivatives and physical trades for risk management in a real-time environment in order to meet the demands of the marketplace. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand.

As well, an investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (Btu units). When assessing an investment opportunity – in coal, natural gas or crude oil – this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	Cross-commodity arbitrage can negatively impact the Fund’s investments;

•

Fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•

Fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	Environmental restrictions can increase costs of production;

•	Restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country;

•	War can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of the Fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Fund purchases a precious metal or other physical commodity, WRIMCO currently intends that it will only be in a form that is readily marketable. To qualify as a RIC, a Fund may not earn more than 10% of its yearly gross income from gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Funds. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some securities at a gain, when for investment reasons it would not otherwise do so.

The ability of a Fund, to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund’s direct investment in precious metals is limited by tax considerations. See Taxation of the Funds.

Options, Futures and Other Strategies

General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge a Fund’s investments. The strategies described below may be used in an attempt to manage the risks of a Fund’s investments that can affect fluctuation in its NAV.

Generally, each Fund (other than Cash Management) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Fund (other than Cash Management) is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not subject to registration or regulation as a commodity pool operator under such Act. In addition, a Fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Funds.

In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a Fund’s objective(s) and permitted by a Fund’s investment policies and restrictions and applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of most Financial Instruments depends upon WRIMCO’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (that is, Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take our place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund’s fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.

If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund’s holdings, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund’s total assets that are at risk in futures contracts, options on futures contracts and currency options.

Foreign Currency Hedging Strategies - Special Considerations. Subject to its respective restrictions, each Fund (other than Cash Management) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its respective restrictions, each Fund (other than Cash Management) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on WRIMCO’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO’s use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund (other than Cash Management) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; as a duration management technique; to enhance income or capital gains; or to gain exposure to certain markets in an economical way.

A swap agreement is a derivative in the form of a bilateral financial contract under which the Fund and another party, normally a bank, broker-dealer or one of their affiliates, agree to make or receive payments at specified dates based on a specified “notional” amount. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, foreign currency swaps, and equity, commodity, index or other total return swaps.

Swap agreements are individually negotiated and can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a commodity swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for payments equivalent to a floating rate of interest, or if the commodity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as LIBOR, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer if there is an event of a default or other credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Each Fund typically treats the net unrealized gain on each swap as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If WRIMCO attempts to use a swap as a hedge against, or as a substitute for, a Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that WRIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market has been an evolving market and largely unregulated. It is possible that developments in the swaps market, including new regulatory requirements, could affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements or otherwise affect how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted on July 21, 2010 (Dodd-Frank Act), will result in new clearing and exchange-trading requirements for swaps and other OTC derivatives. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the next year. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions.

Real Estate Investment Trusts

Subject to its respective restrictions, each Fund (other than Cash Management) may invest in securities issued by real estate investment trusts (REITs). A REIT is a corporation, trust or association that meets certain requirements of the Internal Revenue Code of 1986, as amended (Code). The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income and net capital gain and making the REIT a pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real property, mortgage interest, and gains from sales of real estate assets), and must distribute to shareholders annually 90% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.

Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

Restricted Securities

Each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Trustees. See Illiquid Investments.

Short Sales Against the Box

A Fund may sell securities “short against the box.” Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

U.S. Government Securities

U.S. government securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Fund (other than Cash Management) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, a Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIMCO to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIMCO anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If WRIMCO anticipates a decline in interest rates and a rise in prices and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIMCO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. A Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes a Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on municipal securities) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities that will be includable in the dividends it pays to its shareholders. See Taxation of the Funds. A Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. A Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

Defensive Purposes

For temporary or defensive purposes, each Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which each Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar high-quality short-term U.S. dollar-denominated obligations. Subject to each Fund’s investment policies and restrictions, a Fund may utilize certain derivative instruments, including futures contracts and options, for defensive purposes.

Investment Restrictions

Certain of the Funds’ investment restrictions are described in this SAI. Each of the Funds is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. A Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s shares present at the meeting, if more than 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1.	The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	For each Fund except Energy Fund, Science and Technology Fund and Cash Management:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

For Energy Fund:

Under normal circumstances, Energy Fund will concentrate its investments in the energy industry.

For Science and Technology Fund:

Under normal circumstances, Science and Technology Fund will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology.

For Municipal Bond Fund:

Under normal circumstances, Municipal Bond Fund will invest at least 80% of its net assets in tax-exempt municipal bonds.

For Municipal High Income Fund:

Under normal circumstances, Municipal High Income Fund will invest at least 80% of its net assets in tax-exempt municipal bonds.

For Cash Management:

Under normal circumstances, Cash Management will not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

5.

The Fund may not purchase or sell real estate, except that, to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.	The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

7.	The Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Non-fundamental Investment Restrictions

The following investment restrictions are not fundamental (sometimes referred to as operating policies) and may be changed by the Board of Trustees without shareholder approval:

1. “Name Rule” investments:

Under normal circumstances, at least 80% of:

•	Bond Fund’s net assets will be invested in bonds

•	Dividend Opportunities Fund’s net assets will be invested in dividend-paying equity securities

•

Energy Fund’s net assets will be invested in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources

•	Global Bond Fund’s net assets will be invested in bonds

•	High Income Fund’s net assets will be invested in bonds that are below investment grade

•	International Growth Fund’s net assets will be invested in foreign securities

•	Science and Technology Fund’s net assets will be invested in the securities of science and technology companies or companies that benefit from the application of science and/or technology

•	Small Cap Fund’s net assets will be invested in small cap companies, and

•	Tax-Managed Equity Fund’s net assets will be invested in equity securities.

The Fund will notify its shareholders at least 60 days prior to a change in its 80% investment policy.

2. Investment in other investment companies:

Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. However, each Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

3. Investment in illiquid securities:

Each Fund except Cash Management may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

Cash Management may not acquire (i) an illiquid security if, immediately after such acquisition, the Money Market Fund would have invested more than five percent of its total assets in illiquid securities; (ii) any security other than a Daily Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, the Money Market Fund would have invested less than ten percent of its total assets in Daily Liquid Assets; or (iii) any security other than a Weekly Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, the Money Market Fund would have invested less than thirty percent of its total assets in Weekly Liquid Assets.

4. Investment in debt securities:

Each of Accumulative Fund, Continental Income Fund, Core Investment Fund, International Growth Fund, New Concepts Fund, Small Cap Fund, Tax-Managed Equity Fund, Value Fund, and Vanguard Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments.

Each of Dividend Opportunities Fund and Energy Fund does not currently intend to invest in non-investment grade debt securities if, as a result, more than 10% of its total assets would consist of such investments.

Each of Asset Strategy Fund and Global Bond Fund may not invest more than 35% of its total assets in non-investment grade debt securities.

Each of Bond Fund and Science and Technology Fund may not invest in non-investment grade debt securities if, as a result of such investment, more than 20% of its total assets would consist of such investments. Municipal Bond Fund does not intend to purchase PABs that finance facilities (other than utilities) of nongovernmental users if, as a result, more than 25% of its total assets would be invested in issuers in any one industry.

Municipal High Income Fund may invest 25% or more of its total assets in PABs and may have 25% or more of its total assets invested in securities the payment of principal and interest on which is derived from revenue of similar projects or in municipal bonds of issuers located in the same geographic area.

Under normal circumstances, at least 75% of Municipal High Income Fund’s total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB through D by S&P or comparably rated by another NRSRO. The Fund may invest in higher-quality municipal bonds, and have less than 75% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and/or when, in WRIMCO’s opinion, there is a lack of medium- and lower-quality issues in which to invest.

5. Investment in foreign securities:

Bond Fund may not invest more than 20% of its net assets in foreign securities.

Each of Accumulative Fund, Core Investment Fund, Dividend Opportunities Fund, New Concepts Fund, Small Cap Fund, Tax-Managed Equity Fund, Value Fund and Vanguard Fund may invest up to 25% of its total assets in foreign securities.

Each of Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund may not invest in foreign securities.

Each of Asset Strategy Fund, Energy Fund, High Income Fund and Science and Technology Fund may invest an unlimited amount of its total assets in foreign securities; however, at this time High Income Fund does not intend to invest a significant amount of its assets in foreign securities.

Continental Income Fund will normally have less than 10% of its total assets invested in foreign securities.

Global Bond Fund may invest up to 100% of its total assets in non-U.S. dollar-denominated securities.

At least 65% of each of Global Bond Fund’s and International Growth Fund’s total assets normally will be invested in issuers located in at least three different countries.

6. Investment in Financial Instruments:

Each Fund except Cash Management may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument is measured.

Cash Management will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

7. Diversification:

For each Fund, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The method of determining who is an issuer for purposes of the 5% limitation above for Municipal Bond Fund and Municipal High Income Fund is non-fundamental. In particular, in applying this limitation:

(a)	For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

(b)	For PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

(c)	A guarantee of a municipal bond is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

Cash Management may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Fund may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after the purchase. The Fund may rely on this exception only as to one issuer at a time. The Fund may not invest more than 3% of its total assets in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. government securities) limited to 0.5% of the Fund’s total assets.

An investment policy or restriction that states a maximum percentage of a Fund’s assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and restrictions.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for the Waddell & Reed Advisors Equity Funds for the fiscal years ended on the dates shown were:

	June 30, 2010	June 30, 2009
Accumulative Fund	51%	64%
Asset Strategy Fund	108%	304%
Continental Income Fund	68%	31%
Core Investment Fund	102%	129%
Dividend Opportunities Fund	50%	25%
Energy Fund	25%	10%
International Growth Fund	88%	85%
New Concepts Fund	55%	35%
Science and Technology Fund	46%	51%
Small Cap Fund	58%	87%
Tax-Managed Equity Fund	33%	44%
Value Fund	58%	72%
Vanguard Fund	68%	69%

The relatively high portfolio turnover rate for Asset Strategy Fund for the year ending June 30, 2009 was due to the volatility of all markets and due to the nature of this as an asset allocation fund. In particular, the portfolio managers increased the Fund’s exposure to long-term debt in the fourth calendar quarter of 2008 and dramatically reduced this exposure by June 30, 2009. Such activity consequently increased trading activity in the other asset classes as well. The turnover rate for the period ending June 30, 2010 is more in line with the management style of the portfolio managers.

The relatively high turnover rate for Core Investment Fund is primarily due to the management style of the portfolio managers.

It is anticipated that the annual turnover rate for Tax-Managed Equity Fund will generally be lower than that of most other equity mutual funds, except to the extent the Fund sells securities in order to generate capital losses to offset realized capital gains. Selling securities to generate capital losses will increase the Fund’s turnover rate and result in more transaction costs incurred by the Fund.

The portfolio turnover rates for the Waddell & Reed Advisors Fixed Income Funds for the fiscal years ended on the dates shown were:

	September 30, 2009	September 30, 2008
Bond Fund	30%	37%
Global Bond Fund	45%	41%
Government Securities Fund	48%	36%
High Income Fund	67%	30%
Municipal Bond Fund	24%	20%
Municipal High Income Fund	34%	26%

In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be borne by a Fund and could increase taxable gain or loss.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures intended to prevent unauthorized disclosure of Fund portfolio holdings information (collectively, Disclosure Policy). The Disclosure Policy permits divulging non-public portfolio holdings to selected parties only when the Trust has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information, or other requirement of confidentiality. The Disclosure Policy should be followed when disclosing Fund holdings to any party, other than to service providers or other third parties that perform account maintenance and record keeping services, where such disclosure of Fund holdings would provide information more current than the most recently available quarterly public disclosure.

Publicly Available Portfolio Holdings

A Fund’s portfolio holdings are publicly available: at the time such information is filed with the SEC in a publicly available filing; the day next following the day such information is posted on the Waddell & Reed website; or when such information has been published by the general media. This policy governs the distribution of a Fund’s complete portfolio holdings or the distribution of the Fund’s top ten portfolio holdings that are not otherwise publicly available.

Exceptions

Attribution reports containing only sector and/or industry breakdown for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

Non-Public Portfolio Holdings

This Policy allows the disclosure of a Fund’s non-public holdings if there exists a legitimate business purpose, to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients, subject to certain conditions, listed below.

A Fund’s portfolio holdings may be disclosed upon the specific request of certain persons (recipients), including broker/dealers, service providers, current and prospective shareholders/clients of WRIMCO (or its affiliate), or any agent of the recipient per the recipient’s direction, on the 15th day after month-end or quarter-end provided that:

1.	The individual receiving the request, in conjunction with the Legal Department or the Fund’s Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;

2.	The recipient signs a confidentiality agreement or appropriate notice is provided to the recipient that provides that the non-public portfolio holdings: (a) will be kept confidential; (b) may not be used to trade in any such portfolio holding that has not been made publicly available nor to purchase or redeem shares of the Fund or any other fund managed by WRIMCO or its affiliate holding such security; and (c) may not be disseminated or used for any purpose other than the purpose referenced in the confidentiality agreement or notice; and

3.	No compensation is received by the Trust, WRIMCO or any other party in connection with the disclosure of information about portfolio securities.

In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, Waddell & Reed’s Legal Department or the Fund’s CCO will typically consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or Waddell & Reed or its affiliates. As part of the annual review of the Trust’s compliance policies and procedures, the Fund’s CCO will report to the Board of Trustees regarding the operation and effectiveness of the Disclosure Policy, including as to any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Fund’s portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

UMB Bank, n.a.

Citigroup Global Transaction Services

Deloitte & Touche LLP

K&L Gates LLP

Waddell & Reed Investment Management Company

WI Services Company

Waddell & Reed, Inc.

Interactive Data Corporation

Pursuant to a custodian contract, the Trust has selected UMB Bank, n.a. as custodian for each Fund’s securities and cash. As custodian, UMB Bank, n.a. maintains all records relating to each Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by the custodian. Each Fund’s subcustodian, Citibank, N.A., serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg

Ibbotson

Informa Investment Solutions

Institutional Shareholder Services

Lipper

Morningstar

Standard & Poor’s

Thompson Financial

Vestek

Vickers

Wiesenberger

Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and/or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities

Advest, Inc.

American Technology Research

Bank of America Securities, LLC

Barclays

BB & T Capital Markets

Belle Haven Investments, L.P.

BMO Capital Markets

BOSC, Inc.

Broadpoint Securities

Buckingham Research Group

Canaccord Adams

Caris and Company

Citigroup Global Markets, Inc.

Commerce Bank

Cowen & Company

Crews & Associates, Inc.

CRT Capital Group, LLC

Credit Suisse Securities, LLC

D.A. Davidson

Deutsche Bank Securities, Inc.

Duncan Williams, Inc.

Empirical Research Partners, LLC

Fidelity Capital Markets

Fifth Third Securities, Inc.

First Albany Capital, Inc.

First Analysis Securities Corp.

First Empire Securities, Inc.

Friedman, Billings, Ramsey & Co.

FTN Financial Capital Markets

George K. Baum & Company

Grigsby & Associates

GMS Group, LLC

Goldman Sachs & Co.

Hanifen, Imhoff, Inc.

Herbert J. Sims & Co.

Hibernia Southcoast Capital, Inc.

HSBC Securities USA

ING Life Insurance and Annuity Company

Jefferies & Company

JMP Securities

JP Morgan Securities, Inc.

Key Banc Capital Markets

LaSalle Financial Services

Lazard Capital Markets

Loop Capital Markets

Macquarie Group

Merrill Lynch Pierce Fenner & Smith

Mesirow Financial, Inc.

Morgan Keegan & Co., Inc.

Morgan Stanley & Co., Inc.

M.R. Beal and Co.

Off The Record Research

Olympia Asset Management Group

Oppenheimer

Pacific Crest

Piper Jaffray & Co.

Prudential Equity Group

Raymond James & Associates, Inc.

RBC Dain Rauscher, Inc.

Robert W. Baird & Co., Inc.

Roth Capital Partners

Sanford C. Bernstein

Seattle Northwest Securities

Selector Management

Shepherd Kaplan, LLC

Sidoti & Company, LLC

SMA Capital

Soliel Securities

Southwest Securities, Inc.

Spartan Securities

Sterne Agee and Leach

Stifel, Nicolaus & Co.

SunTrust Robinson Humphrey

Think Equity Partners

Thomas Weisel Partners

UBS Investment Bank

W.H. Mell Associates, Inc.

Wachovia Securities, LLC

Wedbush Morgan Securities

Wells Fargo

William Blair & Co.

Wunderlich Securities

(B.C.) Ziegler & Company

Consultants

Barra Rogers Casey

Bidart & Ross

Callan Associates

Calvin Associates

Hammond Associates

Informa Investment Solutions

FIS Group

Lowery Asset Consulting

Marco Consulting

PFM Advisors

Rust Consulting

RV Kuhns & Associates

Watson Wyatt Consulting

Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund and/or, to one or more of the consultants listed above for the purpose of reviewing and recommending the Fund as possible investments for their clientele. No compensation is received from these entities by the Fund, WRIMCO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

The Trust may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust is governed by its Board. The Board is responsible for the overall management of the Trust and the Funds, which includes general oversight and review of the Funds’ investment activities, in accordance with Federal law and the law of the State of Delaware as well as the stated policies of the Funds. The Board appoints officers of the Trust and delegates to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board. David P. Gardner, a Disinterested Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Disinterested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Portfolios. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Disinterested Trustees also hold four regularly scheduled in-person meetings each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes two standing committees, the Audit Committee and the Nominating Committee, and two non-standing committees, the Special Compliance & Governance Committee and the Special Dilution & Distribution Committee, each of which is comprised solely of Disinterested Trustees. The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the Advisors Fund Complex, which is comprised of the 20 portfolios within the Trust, 26 portfolios within Ivy Funds Variable Insurance Portfolios and 3 portfolios within Waddell & Reed InvestEd Portfolios. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and Ivy Funds. The same persons who constitute the Board also constitute, and Mr. Gardner also serves as the Independent Chair of, the respective boards of trustees of Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios. Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of Ivy Funds.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Disinterested Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, WRIMCO, each Fund’s investment manager, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of WRIMCO, Waddell & Reed and Waddell & Reed Services Company, doing business as WI Services Company (WISC), each Fund’s shareholder servicing and accounting services agent (collectively, “W&R”), and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from WRIMCO with respect to the investments and securities trading of the Funds, reports from management personnel regarding valuation procedures and reports from management’s Valuation Committee (described below) regarding the valuation of particular securities. In addition to regular reports from W&R, the Board also receives reports regarding other service providers to the Trust, either directly or through W&R or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from W&R in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with W&R and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of W&R also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. W&R compliance personnel report regularly to the Audit Committee, and the W&R Internal Audit Manager also reports regularly on Trust-related matters. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Disinterested Trustees meet with the Funds’ CCO to discuss matters relating to the Trust’s compliance program.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2008 Fund Complex: 2003	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present)	82	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to present); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care; Trustee, Ivy Funds (33 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2008 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present)	49	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2008 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	49	Advisory Director, UMB Northland Board (financial services); former President, Liberty Memorial Association (WW1 National Museum) (2005-2007);

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
					Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee	Trust: 2008 Fund Complex: 1998	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (until 2005)	49	Director, Fluor Corporation (construction/ engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)
	Independent Chairman	Trust: 2008 Fund Complex: 2006

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2008 Fund Complex: 1998	Dean of the College of Law, University Vice President, University of Oklahoma (July 2010 to present), President of Graymark HealthCare (a NASDAQ listed company) (2008 to June 2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2009); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	82	Director, Graymark HealthCare; Director and Shareholder, Valliance Bank; Independent Director, LSQ Manager, Inc. (2007 to present); Independent Chairman and Trustee, Ivy Funds (33 portfolios overseen)

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2008 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	49	None

Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2008 Fund Complex: 2008	Business Consultant, Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	49	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Trustee	Trust: 2008 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	49	Chairman Emeritus, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Boy Scouts of America

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2008 Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	49	Director, American Red Cross (social services); Director, Rockhurst University (education)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2008 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Bloch School of Business (1980-1986), Vice Chancellor (1988-1991), Chancellor (1992-1999) and Professor of Business Administration, University of Missouri at Kansas City (until 2003); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	82	Trustee, Ivy Funds (33 portfolios overseen)

*	Each Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex (each, a Predecessor Fund).

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Fund’s investment manager, WRIMCO, each Fund’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and each Fund’s shareholder servicing and accounting services agent, WISC, as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Michael L. Avery 1953	Trustee	Trust: 2008 Fund Complex: 2007	President of WDR (January 2010 to present); Chief Investment Officer (CIO) of WDR (2005 to present), formerly, CIO of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to August 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO and IICO (2005 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)	49	Director of WDR, WRIMCO and IICO

Henry J. Herrmann 1942	President	Trust: 2008 Fund Complex: 2001	Chairman of WDR (January 2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); formerly, CIO of WDR (1998 to 2005); formerly, CIO of WRIMCO (1991 to 2005) and IICO (2002 to 2005); President and Trustee of each of the funds in the Fund Complex	82	Director of WDR, IICO, WRIMCO, WISC and Waddell & Reed, Inc.; Trustee, Ivy Funds (33 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City; Director, United Way of Greater Kansas City
	Trustee	Trust: 2008 Fund Complex: 1998

*	Each Trustee became a Trustee (and, as applicable, an officer) in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Michael L. Avery: Mr. Avery has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management. He has multiple years of service as a Trustee and an officer of the Trust.

Jarold W. Boettcher: Mr. Boettcher has a background in the financial services industry, including as a portfolio manager and as a director of financial services firms. He also has experience overseeing and managing privately held businesses and service as a senior officer of a state university system. He has multiple years of service as a Trustee and as a member of the boards of other mutual funds.

James M. Concannon: Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee.

John A. Dillingham: Mr. Dillingham has experience overseeing and managing privately held businesses. He has served on the boards and as chairman of municipal financing agencies and on the boards of numerous non-profit organizations. He has multiple years of service as a Trustee.

David P. Gardner: Mr. Gardner has organizational management experience in senior officer positions, including as president, of state university systems and experience as a director of publicly held companies. He has served as an advisor to and on the boards of private companies and as the senior officer and on the boards of numerous non-profit organizations. He has multiple years of service as a Trustee and as Independent Chair.

Joseph Harroz, Jr.: Mr. Harroz has experience as a senior officer and director of a publicly traded company. He has served in senior legal and administrative positions with a state university system and on the boards of non-profit organizations. He has multiple years of service as a Trustee and as a member of the boards of other mutual funds.

Robert L. Hechler: Mr. Hechler has extensive prior experience in the financial services industry. He has served as a director of a publicly held company and in senior management positions in several financial services firms. He has multiple years of service as a Trustee.

Albert W. Herman: Mr. Herman has extensive financial services experience as a partner with a large public accounting firm where he served national and international clients, had responsibility for services to healthcare clients worldwide and served on the firm’s executive committee. He has served as a business consultant and as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee.

Henry J. Herrmann: Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds.

Glendon E. Johnson, Sr.: Mr. Johnson has a background in the financial services industry. He has experience managing life insurance companies, service as an officer and on the boards of non-profit organizations and experience overseeing and managing a privately held business. He has multiple years of service as a Trustee.

Frank J. Ross, Jr.: Mr. Ross has experience as a business attorney and is the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee.

Eleanor B. Schwartz: Ms. Schwartz has organizational management experience in senior officer positions in a state university. She has multiple years of service as a Trustee and as a member of the boards of other mutual funds.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mara D. Herrington 1964	Vice President	2008	2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)
	Secretary	2008	2006

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Joseph W. Kauten 1969	Vice President	2008	2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)
	Treasurer	2008	2006
	Principal Financial Officer	2008	2007
	Principal Accounting Officer	2008	2006

Kristen A. Richards 1967	Vice President	2008	2000

Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)

	Assistant Secretary	2008	2006
	Associate General Counsel	2008	2000

Scott J. Schneider 1968	Vice President	2008	2006	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex

	Chief Compliance Officer	2008	2004

Daniel C. Schulte 1965	Vice President	2008	2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)
	General Counsel	2008	2000
	Assistant Secretary	2008	2000

*	This is the date when the officer first became an officer of one or more Predecessor Funds.

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee and Nominating Committee. In addition, the Board has established a Special Compliance & Governance Committee and a Special Dilution & Distribution Committee. Mr. Garner is an ex officio member of each committee of the Board. The respective duties and current memberships of the committees are:

Audit Committee. The Audit Committee meets with the Funds’ independent registered public accounting firm, internal auditors and corporate officers to discuss the scope and results of the annual audits of the Funds, to review financial statements, reports, compliance matters, and to discuss such other matters as the Committee deems appropriate or desirable. The Audit Committee acts as a liaison between the Funds’ independent registered public accounting firm and the Board. James M. Concannon (Chair), Jarold W. Boettcher, Albert W. Herman, Glendon E. Johnson, Sr. and Eleanor B. Schwartz are the members of the Audit Committee. During the fiscal year ended June 30, 2010, the Audit Committee met four times.

Executive Committee. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Funds except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. Henry J. Herrmann (Chair), John A. Dillingham and Frank J. Ross, Jr. are the members of the Executive Committee. During the fiscal year ended June 30, 2010, the Executive Committee met one time.

Nominating Committee. Among its responsibilities, the Nominating Committee evaluates, selects and recommends to the Board candidates for Disinterested Trustees. The Nominating Committee will consider candidates recommended by shareholders of the Trust. Shareholders should direct the names of candidates they wish to be considered to the attention of the Trust’s Nominating Committee, in care of the Trust’s Secretary, at the address of the Trust listed on the front page of this SAI. Such candidates will be considered with any other Trustee candidates. Glendon E. Johnson, Sr. (Chair), John A. Dillingham, Joseph Harroz, Jr. and Eleanor B. Schwartz are the members of the Nominating Committee. During the fiscal year ended June 30, 2010, the Nominating Committee met one time.

Special Compliance & Governance Committee. The Special Compliance & Governance Committee was established to assist and advise the Disinterested Trustees with respect to certain prior regulatory matters involving W&R. Among its responsibilities, the Special Compliance & Governance Committee assists the Board in overseeing the Trust’s compliance program, the Funds’ CCO and the Trust’s governance policies. Frank J. Ross, Jr. (Chair), John Dillingham, Albert W. Herman and Eleanor B. Schwartz are members of this committee. During the fiscal year ended June 30, 2010, the Special Compliance & Governance Committee met three times.

Special Dilution & Distribution Committee. The Special Dilution & Distribution Committee was established to assist and advise the Disinterested Trustees with respect to dilution and distribution matters relating to a prior regulatory settlement involving W&R. Joseph Harroz, Jr. (Chair), James M. Concannon and Glendon E. Johnson, Sr. are members of this committee. During the fiscal year ended June 30, 2010, the Special Dilution & Distribution Committee did not meet.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or an as-needed) basis for its review and approval.

Ownership of Fund Shares

(as of December 31, 2009)

The following tables provide information regarding shares of the Funds beneficially owned by each Trustee, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Trustee, of funds within the Advisors Fund Complex. A Trustee may elect to defer all or a portion of his or her annual compensation, which amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as “beneficially owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested.

DISINTERESTED TRUSTEES

	Dollar Range of Fund Shares Owned:
Trustee	Accumulative Fund	Asset Strategy Fund	Bond Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	over $100,000	$0
John A. Dillingham	$0	over $100,000	$10,001 to $50,000
David P. Gardner	$0	$50,001 to $100,000	$0
Joseph Harroz, Jr.	$0	over $100,000	$0
Robert L. Hechler[1]	$0	over $100,000	$0
Albert W. Herman	$0	$10,001 to $50,000	$0
Glendon E. Johnson, Sr.	$0	$0	$0
Frank J. Ross, Jr.	$10,001 to $50,000	over $100,000	$1 to $10,000
Eleanor B. Schwartz	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Cash Management	Continental Income Fund	Core Investment Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	$50,001 to $100,000
John A. Dillingham	$0	$0	$0
David P. Gardner	$0	$0	$0
Joseph Harroz, Jr.	$0	$1 to $10,000	$10,001 to $50,000
Robert L. Hechler[1]	over $100,000	$10,001 to $50,000	over $100,000
Albert W. Herman	$0	$0	$0
Glendon E. Johnson, Sr.	$10,001 to $50,000	$0	$0
Frank J. Ross, Jr.	$1 to $10,000	$0	$10,001 to $50,000
Eleanor B. Schwartz	over $100,000	$0	$10,001 to $50,000

	Dollar Range of Fund Shares Owned:
Trustee	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$10,001 to $50,000	$0
John A. Dillingham	$10,001 to $50,000	$0	$10,001 to $50,000
David P. Gardner	$0	$50,001 to $100,000	$0
Joseph Harroz, Jr.	$1 to $10,000	$1 to $10,000	$50,001 to $100,000
Robert L. Hechler[1]	$50,001 to $100,000	over $100,000	over $100,000
Albert W. Herman	$0	$0	$0
Glendon E. Johnson, Sr.	$1 to $10,000	$0	$0
Frank J. Ross, Jr.	$0	$10,001 to $50,000	$0
Eleanor B. Schwartz	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Government Securities Fund	High Income Fund	International Growth Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	$10,001 to $50,000
John A. Dillingham	$0	$10,001 to $50,000	$0
David P. Gardner	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Robert L. Hechler[1]	over $100,000	over $100,000	over $100,000
Albert W. Herman	$0	$0	$0
Glendon E. Johnson, Sr.	$0	$10,001 to $50,000	$0
Frank J. Ross, Jr.	$1 to $10,000	$1 to $10,000	$10,001 to $50,000
Eleanor B. Schwartz	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	$0
John A. Dillingham	over $100,000	over $100,000	$10,001 to $50,000

David P. Gardner	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Robert L. Hechler[1]	over $100,000	$0	over $100,000
Albert W. Herman	$0	$0	$0
Glendon E. Johnson, Sr.	$0	$0	$0
Frank J. Ross, Jr.	$0	$0	$1 to $10,000
Eleanor B. Schwartz	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Science and Technology Fund	Small Cap Fund	Tax- Managed Equity Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$50,001 to $100,000	$10,001 to $50,000	$0
John A. Dillingham	$50,001 to $100,000	$1 to $10,000	over $100,000
David P. Gardner	$50,001 to $100,000	$10,001 to $50,000	$0
Joseph Harroz, Jr.	$10,001 to $50,000	$0	$0
Robert L. Hechler[1]	over $100,000	over $100,000	$0
Albert W. Herman	$0	$0	$0
Glendon E. Johnson, Sr.	$0	$0	$0
Frank J. Ross, Jr.	$10,001 to $50,000	$1 to $10,000	$0
Eleanor B. Schwartz	$0	$0	$0

		Dollar Range of Fund Shares Owned:
Trustee		Value Fund	Vanguard Fund
Jarold W. Boettcher		$0	$0
James M. Concannon		$10,001 to $50,000	$10,001 to $50,000
John A. Dillingham		$0	$10,001 to $50,000
David P. Gardner		$0	$0
Joseph Harroz, Jr.		$0	$0
Robert L. Hechler[1]		$0	over $100,000
Albert W. Herman		$0	$0
Glendon E. Johnson, Sr.		$50,001 to $100,000	$0
Frank J. Ross, Jr.		$10,001 to $50,000	$10,001 to $50,000
Eleanor B. Schwartz		$0	$10,001 to $50,000

Trustee	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Jarold W. Boettcher	over $100,000
James M. Concannon	over $100,000
John A. Dillingham	over $100,000
David P. Gardner	over $100,000
Joseph Harroz, Jr.	over $100,000
Robert L. Hechler[1]	over $100,000
Albert W. Herman	$10,001 to $50,000
Glendon E. Johnson, Sr.	over $100,000
Frank J. Ross, Jr.	over $100,000
Eleanor B. Schwartz	over $100,000

[1]

Effective October 1, 2010, Mr. Hechler began to serve as a Disinterested Trustee of the fixed-income Funds within the Trust and, effective July 1, 2010, of the equity Funds within the Trust. He began to serve as a Disinterested Trustee of Waddell & Reed InvestEd Portfolios and Ivy Funds Variable Insurance Portfolios effective January 1, 2010.

INTERESTED TRUSTEES

	Dollar Range of Fund Shares Owned:
Trustee	Accumulative Fund	Asset Strategy Fund	Bond Fund
Michael L. Avery	$0	over $100,000	$0
Henry J. Herrmann	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Cash Management	Continental Income Fund	Core Investment Fund
Michael L. Avery	over $100,000	$0	$0
Henry J. Herrmann	over $100,000	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Government Securities Fund	High Income Fund	International Growth Fund
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	over $100,000	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund
Michael L. Avery	$0	$0	$0
Henry J. Herrmann	$0	over $100,000	$0

		Dollar Range of Fund Shares Owned:
Trustee		Value Fund	Vanguard Fund
Michael L. Avery		$0	$0
Henry J. Herrmann		$0	$10,001 to $50,000

Trustee	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Michael L. Avery	over $100,000
Henry J. Herrmann	over $100,000

Compensation

The fees paid to the Trustees are divided among the funds within the Advisors Fund Complex based on each fund’s net assets. During the fiscal year ended June 30, 2010, the Trustees received (or were entitled to receive) the following fees for service as a Trustee:

COMPENSATION TABLE

Disinterested Trustees	Aggregate Compensation from Trust	Total Compensation from the Trust and Advisors Fund Complex[1]
Jarold W. Boettcher	$106,315	$142,000
James M. Concannon	109,282	146,000
John A. Dillingham	114,520	153,000
David P. Gardner[2]	148,543	198,500
Joseph Harroz, Jr.	109,854	146,750
Robert L. Hechler	101,783	136,000
Albert W. Herman	110,768	148,000
Glendon E. Johnson, Sr.	111,356	148,750
Frank J. Ross, Jr.	114,294	152,750
Eleanor B. Schwartz	110,756	148,000

Interested Trustees	Aggregate Compensation from Trust	Total Compensation from the Trust and Advisors Fund Complex[1]
Michael L. Avery	$0	$0
Henry J. Herrmann	0	0

[1]	No pension or retirement benefits have been accrued as a part of the Trust’s expenses.
[2]

Mr. Gardner receives an additional fee for his services as Independent Chair of the Board of the Trust and of the board of trustees of each of the other funds within the Advisors Fund Complex. For 2009, this fee was $55,000. For 2010 the fee is $70,000.

The aggregate compensation from the Trust, as indicated above for each Trustee, was allocated to each Fund as follows:

	Accumulative Fund	Asset Strategy Fund	Bond Fund
Jarold W. Boettcher	$6,904	$16,119	$5,417
James M. Concannon	7,100	16,576	5,567
John A. Dillingham	7,441	17,372	5,834
David P. Gardner	9,654	22,534	7,567
Joseph Harroz, Jr.	7,137	16,659	5,598
Robert L. Hechler	6,615	15,442	5,185
Albert W. Herman	7,197	16,805	5,641
Glendon E. Johnson, Sr.	7,234	16,888	5,673
Frank J. Ross, Jr.	7,430	17,350	5,818
Eleanor B. Schwartz	7,198	16,806	5,641

	Cash Management	Continental Income Fund	Core Investment Fund
Jarold W. Boettcher	$6,765	$3,178	$13,523
James M. Concannon	6,917	3,264	13,907
John A. Dillingham	7,252	3,420	14,569
David P. Gardner	9,363	4,434	18,911
Joseph Harroz, Jr.	6,977	3,282	13,971
Robert L. Hechler	6,428	3,039	12,953
Albert W. Herman	6,989	3,307	14,103
Glendon E. Johnson, Sr.	7,071	3,327	14,165
Frank J. Ross, Jr.	7,174	3,410	14,556
Eleanor B. Schwartz	6,983	3,306	14,098

	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
Jarold W. Boettcher	$3,236	$1,065	$3,514
James M. Concannon	3,327	1,095	3,615
John A. Dillingham	3,486	1,148	3,788
David P. Gardner	4,523	1,490	4,917
Joseph Harroz, Jr.	3,344	1,101	3,633
Robert L. Hechler	3,099	1,021	3,368
Albert W. Herman	3,372	1,111	3,665
Glendon E. Johnson, Sr.	3,389	1,116	3,682
Frank J. Ross, Jr.	3,480	1,148	3,784
Eleanor B. Schwartz	3,372	1,111	3,666

	Government Securities Fund	High Income Fund	International Growth Fund
Jarold W. Boettcher	$2,288	$6,285	$2,889
James M. Concannon	2,345	6,463	2,970
John A. Dillingham	2,457	6,772	3,113
David P. Gardner	3,179	8,789	4,036
Joseph Harroz, Jr.	2,360	6,495	2,984
Robert L. Hechler	2,180	6,021	2,766
Albert W. Herman	2,373	6,553	3,012
Glendon E. Johnson, Sr.	2,393	6,584	3,026
Frank J. Ross, Jr.	2,441	6,763	3,110
Eleanor B. Schwartz	2,370	6,552	3,011

	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
Jarold W. Boettcher	$3,292	$2,755	$5,485
James M. Concannon	3,383	2,834	5,647
John A. Dillingham	3,545	2,967	5,917
David P. Gardner	4,599	3,853	7,686
Joseph Harroz, Jr.	3,401	2,846	5,671
Robert L. Hechler	3,150	2,639	5,263
Albert W. Herman	3,429	2,873	5,729
Glendon E. Johnson, Sr.	3,448	2,885	5,749
Frank J. Ross, Jr.	3,537	2,965	5,921
Eleanor B. Schwartz	3,428	2,872	5,730

	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund
Jarold W. Boettcher	$11,344	$3,498	$715
James M. Concannon	11,664	3,603	736
John A. Dillingham	12,228	3,774	771
David P. Gardner	15,855	4,907	1,002
Joseph Harroz, Jr.	11,727	3,617	740
Robert L. Hechler	10,867	3,358	686
Albert W. Herman	11,824	3,656	746
Glendon E. Johnson, Sr.	11,886	3,666	749
Frank J. Ross, Jr.	12,207	3,778	771
Eleanor B. Schwartz	11,827	3,656	747

		Value Fund	Vanguard Fund
Jarold W. Boettcher		$1,850	$6,193
James M. Concannon		1,904	6,365
John A. Dillingham		1,995	6,671
David P. Gardner		2,593	8,651
Joseph Harroz, Jr.		1,912	6,399
Robert L. Hechler		1,775	5,928
Albert W. Herman		1,932	6,451
Glendon E. Johnson, Sr.		1,938	6,487
Frank J. Ross, Jr.		1,996	6,655
Eleanor B. Schwartz		1,932	6,450

Of the Total Compensation listed above, the following amounts have been deferred:

Jarold W. Boettcher	$55,000
James M. Concannon	10,000
John A. Dillingham	10,000
David P. Gardner	87,500
Joseph Harroz, Jr.	73,375
Robert L. Hechler	10,000
Albert W. Herman	10,000
Glendon E. Johnson, Sr.	10,000
Frank J. Ross, Jr.	10,000
Eleanor B. Schwartz	13,900

The officers, including Mr. Herrmann, are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 70 may, or if initially elected on or after May 31, 1993, to the Board or to the board of trustees of another trust in the Advisors Fund Complex (Other Trust), or as a director of a fund to which the Trust or an Other Trust is the successor (Director), and has attained the age of 78 must, resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee or Director for at least five years which need not have been consecutive.

A Trustee or Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee or Director. For a Trustee or Director initially elected before May 31, 1993, such annual fee is payable as long as the Trustee or Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Trustee or Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her Emeritus service, or in an equivalent lump sum. A Trustee or Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust. Currently, each of Messrs. William T. Morgan, Frederick Vogel III and Paul S. Wise serves as Director Emeritus, having retired as Director of each of the funds to which the Trust or an Other Trust is the successor and, as applicable, Ivy Funds, Inc. that were overseen by the Director at the time of his retirement. Each of the current Directors Emeritus was initially elected to a Board of Directors of a fund in the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime.

The fees paid to each current Director Emeritus are allocated among the funds that were overseen by the Director at the time he elected Emeritus status, based on each fund’s net assets at that time. The following table shows the fees paid, and the portion of that fee paid by the Trust to the current Director Emeritus, for the fiscal year ended June 30, 2010.

Director Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Trust and Advisors Fund Complex
William T. Morgan	$53,364	$65,500
Frederick Vogel III	60,440	78,500
Paul S. Wise	41,260	48,000

The aggregate compensation from the Trust, as indicated above for each current Director Emeritus, was allocated to each Fund as follows:

	Accumulative Fund	Asset Strategy Fund	Bond Fund
William T. Morgan	$5,546	$707	$1,842
Frederick Vogel III	5,408	5,636	2,140
Paul S. Wise	3,668	72	1,164

	Cash Management	Continental Income Fund	Core Investment Fund
William T. Morgan	$2,749	$1,333	$15,895
Frederick Vogel III	2,412	2,780	11,216
Paul S. Wise	1,344	2,936	15,640

	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
William T. Morgan	$0	$0	$650
Frederick Vogel III	1,528	344	808
Paul S. Wise	0	0	848

	Government Securities Fund	High Income Fund	International Growth Fund
William T. Morgan	$676	$2,093	$2,564
Frederick Vogel III	612	2,728	2,280
Paul S. Wise	296	2,096	2,444
	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
William T. Morgan	$1,997	$1,150	$3,013
Frederick Vogel III	1,432	1,408	3,752
Paul S. Wise	2,056	1,112	1,648

	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund
William T. Morgan	$5,666	$1,765	$113
Frederick Vogel III	7,008	2,528	208
Paul S. Wise	2,764	0	0

	Value Fund	Vanguard Fund
William T. Morgan	$973	$4,632
Frederick Vogel III	1,596	4,616
Paul S. Wise	0	3,172

Class A shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares—Net Asset Value Purchases of Class A Shares for more information.

Code of Ethics

The Funds, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective Trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERS ONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Funds, as of September 30, 2010, regarding the beneficial ownership of 5% or more of any class of Fund shares.

Name and Address of Beneficial Owner	Class	Shares owned Beneficially or of Record	Percent
BAC Local Untion 15 Welfare c/o Michael Gauthier Overland Park KS	Core Investment Fund Class Y	122,424	6.98%

JP Morgan Chase Bank Cust Savings Plan FBO Brown and Caldwell Walnut Creek CA	Science and Technology Fund Class Y	577,116	8.55%

T Rowe Price Retirement Plan Services FBO Intersil Corp Plan Owings Mills MD	Science and Technology Fund Class Y	1,032,943	15.31%

William L Madison Trustee CPSP Johnson Madison Lmb Co FBO Unallocated Assets Qualified 401(k) Plan Great Falls MT	Accumulative Fund Class Y	36,918	6.45%

	Bond Fund Class Y	200,691	36.13%
	Core Investment Fund Class Y	90,816	5.18%
	Value Fund Class Y	27,415	11.48%

Lannan Foundation Santa Fe NM	Asset Strategy Fund Class Y	563,063	8.72%

Marshall & Ilsley Trust Co NA ATTN: Mut Funds NFS LLC FEBO Milwaukee WI	Small Cap Fund Class Y	89,602	6.45%

Nationwide Insurance Company DVCA c/o IPO Portfolio Accounting Columbus OH	High Income Fund Class Y	6,197,031	39.19%

Nationwide Insurance Company GPVA c/o IPO Portfolio Accounting Columbus OH	High Income Fund Class Y	1,030,649	6.52%

Nationwide Insurance Company NACO c/o IPO Portfolio Accounting Columbus OH	High Income Fund Class Y	7,167,885	45.33%

Name and Address of Beneficial Owner	Class	Shares owned Beneficially or of Record	Percent
Pershing LLC As Agent for its Customers ATTN: Cash Management Services Jersey City NJ	Cash Management Class A	80,391,152	6.63%

Saxon & Co Philadelphia PA	Continental Income Fund Class Y	145,759	21.24%

Charles Schwab & Co Inc Special Custody A/C for the Benefit of Customers ATTN: Mutual Funds San Francisco CA	Asset Strategy Fund Class Y	3,400,810	52.66%
	Science and Technology Fund Class Y	383,836	5.69%

SEI Private Trustco c/o Suntrust ATTN: Mutual Funds Administrator Oaks PA	Continental Income Fund Class Y	332,636	48.48%

SEI Private Trustco FBO 4736180 ATTN: Mutual Fund Admin c/o State Street Bank Oaks PA	Vanguard Fund Class Y	2,021,326	24.28%

Tommie Vick Siria & Judie Rae Siria Jtn Ros (TOD) Mustang OK 73064-6820	Tax-Managed Equity Fund Class B	8,495	5.04%

T Rowe Price Retirement Plan Services FBO Retirement Plan Clients Owings Mills MD	Science and Technology Fund Class Y	3,904,934	57.88%

UMB Bank as Custodian for W&R InvestEd Balanced Portfolio Master Account c/o Carrie Kelly Overland Park KS	International Growth Fund Class Y	1,695,261	26.64%

	New Concepts Fund Class Y	952,866	33.19%
	Vanguard Fund Class Y	2,010,911	24.16%

UMB Bank as Custodian for W&R InvestEd Conservative Portfolio Master Account c/o Carrie Kelly Overland Park KS	Cash Management Class A	62,421,745	5.14%

UMB Bank as Custodian for W&R InvestEd Growth Portfolio Master Account c/o Carrie Kelly Overland Park KS	International Growth Fund Class Y	4,175,496	65.62%

Name and Address of Beneficial Owner	Class	Shares owned Beneficially or of Record	Percent

	New Concepts Fund Class Y	1,173,704	40.88%

	Small Cap Fund Class Y	893,362	64.28%

	Vanguard Fund Class Y	2,476,797	29.75%

UMBSCO & Co FBO VFW Life Membership Kansas City MO	Asset Strategy Fund Class Y	393,884	6.10%

Board of Trustees Uniformed Fire Officers Association FBO: The Annuity Fund c/o GWFS Equities, Inc. Englewood CO	Core Investment Fund Class Y	200,143	11.42%

Waddell & Reed Inc DCA Acct ATTN: Bernita Moorshead Overland Park KS	Energy Fund Class Y	28,457	16.97%

Waddell & Reed Financial, Inc 401(k) and Thrift Plan 6300 Lamar Avenue Overland Park KS	Accumulative Fund Class Y	510,768	89.25%
	Asset Strategy Fund Class Y	1,403,832	21.74%

	Bond Fund Class Y	329,440	59.30%

	Continental Income Fund Class Y	174,323	25.41%

	Core Investment Fund Class Y	1,276,965	72.85%

	Dividend Opportunities Fund Class Y	107,344	100.00%

Name and Address of Beneficial Owner	Class	Shares owned Beneficially or of Record	Percent

	Energy Fund Class Y	137,647	82.08%

	Global Bond Fund Class Y	646,355	93.82%

	Government Securities Fund Class Y	431,832	97.87%

	International Growth Fund Class Y	475,895	7.48%

	New Concepts Fund Class Y	709,932	24.73%

	Science and Technology Fund Class Y	755,306	11.20%

	Small Cap Fund Class Y	305,540	21.99%

	Value Fund Class Y	209,607	87.79%

	Vanguard Fund Class Y	591,244	7.10%

As of September 30, 2010, all of the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement (Management Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The Management Agreement obligates WRIMCO to make investments for the account of each Fund in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code, relating to RICs, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by each Fund and places the orders.

WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each Fund since the Fund’s inception and to each Predecessor Fund. Waddell & Reed serves as principal underwriter and distributor for each of the Funds, Waddell & Reed InvestEd Portfolios, and Ivy Funds Variable Insurance Portfolios and acts as distributor for certain variable life insurance and variable annuity policies for which Ivy Funds Variable Insurance Portfolios is the underlying investment vehicle. Waddell & Reed served as principal underwriter and distributor to each Predecessor Fund.

The Management Agreement provides that it may be renewed year to year as to each Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Fund or WRIMCO (the Disinterested Trustees). The Management Agreement also provides that either party has the right to terminate it as to a Fund, without penalty, upon 60 days’ written notice by the Fund to WRIMCO and 120 days’ written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Trust. The Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Payments by the Funds for Management Services

Under the Management Agreement, for WRIMCO’s management services, each Fund pays WRIMCO a fee as described in the Prospectus. The Funds accrue and pay this fee daily.

The management fees paid by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2010	June 30, 2009	June 30, 2008
Accumulative Fund	$9,028,121	$8,905,575	$13,371,717
Asset Strategy Fund	20,093,512	17,818,677	19,432,894
Continental Income Fund	4,268,290	2,599,279	3,419,334
Core Investment Fund	17,269,407	16,921,515	25,375,252
Dividend Opportunities Fund	4,398,522	3,973,638	4,893,657
Energy Fund	1,763,856	1,557,502	1,770,298
International Growth Fund	4,675,823	4,315,261	7,133,008
New Concepts Fund	9,151,446	7,496,685	11,607,196
Science and Technology Fund	18,214,388	15,775,573	22,580,509
Small Cap Fund	5,902,630	4,627,599	7,348,197
Tax-Managed Equity Fund	907,339	670,199	663,770
Value Fund	2,559,509	2,240,336	3,723,200
Vanguard Fund	8,225,814	8,051,141	12,145,555

The management fees paid by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2009	September 30, 2008	September 30, 2007
Bond Fund	$4,726,012	$4,175,660	$3,474,493
Cash Management	5,887,955	4,737,370	3,570,381
Global Bond Fund	3,482,609	3,000,048	1,897,494
Government Securities Fund	2,443,328	1,420,069	1,124,209
High Income Fund	5,685,319	5,952,753	6,024,945
Municipal Bond Fund	2,895,621	2,694,692	2,742,833
Municipal High Income Fund	2,302,796	2,623,170	2,667,482

For purposes of calculating the daily fee, a Fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid the Fund.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, a subsidiary of Waddell & Reed, WISC performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

Under the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares of a Fund, the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Funds to $6.00 per account, with the Funds bearing the remainder of the costs charged by the financial services companies (which currently average about $8.00 per account but could be $20.00, or higher, per account). However, if the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceed $18.00 per account for a Fund, the amount in excess of $18.00 will be reimbursed to the Fund by WISC.

Cash Management pays an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month. In addition, for Class A shares of Cash Management, the Fund also pays WISC a fee of $0.75 for each shareholder check it processes.

For Class Y shares of a Fund, the Fund pays WISC a monthly fee equal to one-twelfth of 0.15 of 1% of its average daily net Class Y assets for the preceding month.

A Fund or WRIMCO (including an affiliate of WRIMCO), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests are generally held in an omnibus account. These payments range from an annual fee of $12.00 to $20.00 for each account or up to 1/2 of 0.35 of 1% of the average daily net assets for the preceding month. If the annual rate of the third-party per account charges for a Fund exceeds $18.00 or the annual fee that is based on average net assets exceeds 0.30% of 1% of the average daily net assets of the Fund, the amount in excess of these caps will be reimbursed to the Fund by WISC.

Fees paid to WISC under the Shareholder Servicing Agreement by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2010	June 30, 2009	June 30, 2008
Accumulative Fund	$2,178,425	$2,340,212	$2,503,083
Asset Strategy Fund	4,845,542	4,490,374	3,840,614
Continental Income Fund	1,123,179	605,998	669,790
Core Investment Fund	4,700,126	4,995,598	5,456,515
Dividend Opportunities Fund	1,512,204	1,470,417	1,263,883
Energy Fund	781,607	787,088	537,008
International Growth Fund	1,446,488	1,534,136	1,647,792
New Concepts Fund	2,827,416	2,905,506	3,042,511
Science and Technology Fund	4,105,049	4,131,351	4,329,821
Small Cap Fund	2,147,204	2,075,036	2,338,456
Tax-Managed Equity Fund	166,770	141,969	108,041
Value Fund	1,104,735	1,130,853	1,265,802
Vanguard Fund	2,571,425	2,667,834	2,833,411

Fees paid to WISC under the Shareholder Servicing Agreement by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2009	September 30, 2008	September 30, 2007
Bond Fund	$1,708,561	$1,625,259	$1,317,703
Cash Management	2,478,073	2,299,321	2,005,143
Global Bond Fund	1,294,267	992,149	730,417
Government Securities Fund	781,156	551,501	482,545
High Income Fund	1,817,540	1,680,462	1,640,045
Municipal Bond Fund	362,879	332,300	338,480
Municipal High Income Fund	333,296	329,119	320,472

A Fund or WRIMCO (including any affiliate of WRIMCO), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests are generally held in an omnibus account. These payments range from an annual fee of $12.00 to $20.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. If the annual rate of the third-party per account charges for a Fund exceeds $18.00 or the annual fee that is based on average net assets exceeds 0.30% of 1% of the average daily net assets of the Fund the amount in excess of these caps will be reimbursed to the Fund by WISC.

The Funds also pay certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or WISC.

Out-of-pocket expenses of WISC paid by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2010	June 30, 2009	June 30, 2008
Accumulative Fund	$1,003,567	$1,027,097	$935,449
Asset Strategy Fund	1,573,617	1,690,082	1,271,762
Continental Income Fund	333,672	292,824	215,893
Core Investment Fund	1,465,397	1,793,749	1,719,487
Dividend Opportunities Fund	475,602	535,077	391,174
Energy Fund	250,106	290,620	175,116
International Growth Fund	426,797	547,886	519,096
New Concepts Fund	886,068	1,066,244	994,440
Science and Technology Fund	1,373,728	1,530,307	1,542,029
Small Cap Fund	598,231	692,730	661,436
Tax-Managed Equity Fund	57,325	62,259	36,434
Value Fund	340,270	410,199	402,727
Vanguard Fund	817,559	1,002,477	992,593

Out-of-pocket expenses of WISC paid by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2009	September 30, 2008	September 30, 2007
Bond Fund	$613,679	$524,812	$432,550
Cash Management	964,214	777,134	680,598
Global Bond Fund	443,901	297,980	223,999
Government Securities Fund	270,594	168,761	149,566
High Income Fund	628,915	526,602	527,804
Municipal Bond Fund	157,303	120,437	123,521
Municipal High Income Fund	146,609	117,553	117,711

Accounting Services

Under the Accounting Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC provides the Trust with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting Services Agreement, each Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$ 0 – $ 10 million	$0
$ 10 – $ 25 million	$958
$ 25 – $ 50 million	$1,925
$ 50 – $100 million	$2,958
$100 – $200 million	$4,033
$200 – $350 million	$5,267
$350 – $550 million	$6,875
$550 – $750 million	$8,025
$750 – $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.

Fees paid to WISC for accounting services by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2010	June 30, 2009	June 30, 2008
Accumulative Fund	$259,637	$257,139	$259,911
Asset Strategy Fund	259,637	259,637	259,911
Continental Income Fund	166,545	117,034	137,561
Core Investment Fund	259,637	259,637	259,911
Dividend Opportunities Fund	167,841	146,769	178,063
Energy Fund	84,846	74,131	81,364
International Growth Fund	152,468	143,151	214,625
New Concepts Fund	255,159	214,639	259,911
Science and Technology Fund	259,637	259,637	259,911
Small Cap Fund	183,521	146,746	214,723
Tax-Managed Equity Fund	64,820	57,501	57,642
Value Fund	120,216	105,122	146,843
Vanguard Fund	259,637	251,064	259,911

Fees paid to WISC for accounting services by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2009	September 30, 2008	September 30, 2007
Bond Fund	$222,824	$218,488	$170,552
Cash Management	253,616	258,277	219,388
Global Bond Fund	151,342	140,061	98,391
Government Securities Fund	140,078	96,501	90,443

	September 30, 2009	September 30, 2008	September 30, 2007
High Income Fund	$229,176	$232,348	$238,452
Municipal Bond Fund	154,153	139,970	141,119
Municipal High Income Fund	131,907	138,582	139,587

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Trustees and Trust officers who are affiliated with WRIMCO and its affiliates. The Funds pay the fees and expenses of the Funds’ other Trustees.

Each Fund pays all of its other expenses. These include, for each Fund, the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price Fund securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Trust, Waddell & Reed offers each Fund’s shares through its financial advisors and sales managers (the sales force) and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund’s shares.

Under the Distribution and Service Plan (the Plan) for Class A shares of each Fund (other than Cash Management) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Funds, a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund’s average annual net assets attributable to its Class A shares, paid daily, to compensate Waddell & Reed for its services, either directly or through others, in connection with the distribution of shares of that class. For each of Accumulative Fund, Bond Fund, Core Investment Fund, Government Securities Fund, Municipal Bond Fund, Municipal High Income Fund and Tax-Managed Equity Fund, the Board has limited payments under the Fund’s Plan to 0.234%, 0.237%, 0.249%, 0.232%, 0.237%, 0.247% and 0.236%, respectively, of the Fund’s average net Class A assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments under any of these Funds’ Plans up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

The Class A Plan permits Waddell & Reed to receive compensation for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed to be compensated for such activities as: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of each Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of each Fund and/or maintenance of Class A shareholder accounts; and in its arrangements with broker-dealers who may regularly sell Class A shares of the Funds, and other third parties, for providing shareholder services and/or maintain shareholder accounts with respect to Class A shares.

Under the Plans adopted by each Fund for its Class B shares and Class C shares, respectively, the Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund’s average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund’s average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan for a Fund is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that Waddell & Reed’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from its Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

Each Plan was approved by the Board, including the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Trustees).

Among other things, each Plan for a Fund provides that (1) Waddell & Reed will provide to the Trustees of the Trust at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Trustees including the Plan Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Plan Trustees will be committed to the discretion of the Plan Trustees.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or WISC, as well as other parties may also provide services to shareholders through telephonic means and written communications. Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

Distribution and service fees paid (or accrued) for the fiscal year ended June 30, 2010 under the respective Plans for each of the Waddell & Reed Advisors Equity Funds were:

Class A

Fund	Distribution and Service Fees
Accumulative Fund	$3,195,257
Asset Strategy Fund	7,124,573
Continental Income Fund	1,471,550
Core Investment Fund	6,314,200
Dividend Opportunities Fund	1,466,391
Energy Fund	487,048
International Growth Fund	1,226,175
New Concepts Fund	2,586,739
Science and Technology Fund	5,135,028
Small Cap Fund	1,204,012
Tax-Managed Equity Fund	335,420
Value Fund	782,916
Vanguard Fund	2,763,720

Class B

Fund	Distribution and Service Fees
Accumulative Fund	$226,780
Asset Strategy Fund	1,188,464
Continental Income Fund	108,027
Core Investment Fund	291,550
Dividend Opportunities Fund	164,896
Energy Fund	54,554
International Growth Fund	73,790
New Concepts Fund	220,853
Science and Technology Fund	415,558
Small Cap Fund	243,202
Tax-Managed Equity Fund	18,850
Value Fund	164,275
Vanguard Fund	184,215

Class C

Fund	Distribution and Service Fees
Accumulative Fund	$80,309
Asset Strategy Fund	952,471
Continental Income Fund	57,247
Core Investment Fund	131,181
Dividend Opportunities Fund	139,844
Energy Fund	53,980
International Growth Fund	38,775
New Concepts Fund	100,274
Science and Technology Fund	140,195
Small Cap Fund	106,083
Tax-Managed Equity Fund	36,204
Value Fund	86,378
Vanguard Fund	79,603

Distribution and service fees paid (or accrued) for the fiscal year ended September 30, 2009 under the respective Plans for each of the Waddell & Reed Advisors Fixed Income and Money Market Funds were:

Class A

Fund	Distribution and Service Fees
Bond Fund	$2,171,235
Cash Management	N/A
Global Bond Fund	1,279,553
Government Securities Fund	1,098,179
High Income Fund	2,091,612
Municipal Bond Fund	1,369,938
Municipal High Income Fund	1,067,662

Class B

Fund	Distribution and Service Fees
Bond Fund	$271,676
Cash Management	207,677
Global Bond Fund	134,047

Fund	Distribution and Service Fees
Government Securities Fund	$170,789
High Income Fund	211,423
Municipal Bond Fund	27,937
Municipal High Income Fund	40,199

Class C

Fund	Distribution and Service Fees
Bond Fund	$161,987
Cash Management	184,787
Global Bond Fund	137,908
Government Securities Fund	170,032
High Income Fund	181,007
Municipal Bond Fund	67,652
Municipal High Income Fund	118,412

Compensation to Broker-Dealers and Other Financial Intermediaries

All classes of a Fund are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases as described below and in the Prospectus, Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by Waddell & Reed (or an affiliate) may pay up to 1.00% of net assets invested; 2) for the purchase of Class B shares, Waddell & Reed (or an affiliate) may pay 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or an affiliate) may pay 1.00% of net assets invested; and 4) for the purchase of Class Y shares, Waddell & Reed (or an affiliate) may pay financial advisors associated with Waddell & Reed up to 0.50% of net assets invested.

As well, Waddell & Reed may have agreements with financial intermediaries which provide for Waddell & Reed to pay fees to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account. Waddell & Reed makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to Waddell & Reed are funded out of WRIMCO and IICO’s net income, respectively.

Sales Charges for Class A Shares

Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described in the section entitled Compensation to Broker-Dealers and Other Financial Intermediaries and in the Prospectus. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed and its affiliate, Legend Equities Corporation (Legend), and third-party selling broker-dealers. Waddell & Reed may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

For each Fund except Cash Management, Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Government Securities Fund

Municipal Bond Fund

Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	4.25%	4.44%	3.60%
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher of lower than the percentage stated.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more in a Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed may pay Legend and unaffiliated broker-dealers up to 1.00% on investments made in Class A shares of a Fund with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

Waddell & Reed may pay financial advisors associated with Waddell & Reed up to 0.50% of net assets invested in Class A shares of a Fund with no initial sales charge due to an investment of $1 million or more.

Custodial and Auditing Services

The Funds’ custodian is UMB Bank, n.a., and its address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Funds’ cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Funds’ Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of each Fund.

PORTFOLIO MANAGERS

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Equity Funds as of June 30, 2010:

Barry M. Ogden—Accumulative Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,570	$0	$29.76
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Michael L. Avery—Asset Strategy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$26,387	$44.75	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Ryan F. Caldwell—Asset Strategy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	2	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$25,266	$44.75	$0.71
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Cynthia Prince-Fox—Continental Income Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,071	$0	$62.45
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Erik R. Becker—Core Investment Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	17
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,975	$137.7	$251.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Gustaf C. Zinn—Core Investment Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	15
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,975	$137.7	$251.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David P. Ginther—Dividend Opportunities Fund and Energy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$1,322	$136.4	$0.26
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$87.62	$0

F. Chace Brundige—International Growth Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$886.1	$0	$0.41
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Kimberly A. Scott—New Concepts Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,441	$0	$1.36
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Zachary H. Shafran—Science and Technology Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,326	$1.99	$4.45
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Timothy J. Miller—Small Cap Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,172	$0	$1.33
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Miller assumed portfolio management responsibility for Small Cap Fund effective April 1, 2010.

Sarah C. Ross—Tax-Managed Equity Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	11	34
Number of Accounts Managed with Performance-Based Advisory Fees	0	4	1
Assets Managed (in millions)	$143.2	$2,373	$1,397
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$265.9	$22.50

Matthew T. Norris—Value Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,096	$0	$43.40
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel P. Becker—Vanguard Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	11	36
Number of Accounts Managed with Performance-Based Advisory Fees	0	4	2
Assets Managed (in millions)	$2,902	$2,373	$1,632
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$265.9	$133.6

Philip J. Sanders—Vanguard Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	11	36
Number of Accounts Managed with Performance-Based Advisory Fees	0	4	2
Assets Managed (in millions)	$2,902	$2,373	$1,635
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$265.9	$133.6

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Fixed Income and Money Market Funds as of September 30, 2009:

Mark Otterstrom—Bond Fund and Government Securities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	1	17
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,650	$43	$575
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Mira Stevovich—Cash Management

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,698	$0	$0.03
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Mark G. Beischel—Global Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	2	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$800	$83	$0.26
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Daniel J. Vrabac—Global Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$800	$0	$0.16
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

William M. Nelson—High Income Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	1	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,426	$47	$0.90
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Bryan J. Bailey—Municipal Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$690	$0	$0.41
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Michael J. Walls—Municipal High Income Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$548	$0	$0.09
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO’s Allocation Procedures.

WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

WRIMCO believes that, integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and d) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Ownership of Securities

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Equity Funds. As of June 30, 2010, the dollar range of shares of the Fund beneficially owned by each portfolio manager is:

Manager	Fund Managed	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in the Fund Complex
Barry M. Ogden	Accumulative Fund	$10,001 to $50,000	$100,001 to $500,000
Michael L. Avery	Asset Strategy Fund	$100,001 to $500,000	over $1,000,000
Ryan F. Caldwell	Asset Strategy Fund	$10,001 to $50,000	$10,001 to $50,000
Cynthia P. Prince-Fox	Continental Income Fund	$500,001 to $1,000,000	over $1,000,000
Erik R. Becker	Core Investment Fund	$100,001 to $500,000	$100,001 to $500,000
Gustaf C. Zinn	Core Investment Fund	$0 to $10,000	$100,001 to $500,000
David Ginther	Dividend Opportunities Fund Energy Fund	$10,001 to $50,000 $100,001 to $500,000	over $1,000,000
F. Chace Brundige	International Growth Fund	$0	$100,001 to $500,000
Kimberly A. Scott	New Concepts Fund	$0	$100,001 to $500,000
Zachary H. Shafran	Science and Technology Fund	$0	$500,001 to $1,000,000
Timothy J. Miller	Small Cap Fund*	$0	$0
Sarah C. Ross	Tax-Managed Equity Fund	$10,001 to $50,000	$500,001 to $1,000,000
Matthew Norris	Value Fund	$100,001 to $500,000	$500,001 to $1,000,000
Daniel P. Becker	Vanguard Fund	$50,001 to $100,000	$100,001 to $500,000
Philip J. Sanders	Vanguard Fund	$0	$100,001 to $500,000

*	Mr. Miller assumed portfolio management responsibility for Small Cap Fund effective April 1, 2010.

A portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2010, the dollar range of shares deemed owned by each portfolio manager is:

Manager	Fund Managed	Dollar Range of Fund Shares Deemed Owned in Fund or Style Managed[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Barry M. Ogden	Accumulative Fund	$100,001 to $500,000	$100,001 to $500,000
Michael L. Avery	Asset Strategy Fund	$10,001 to $50,000	$10,001 to $50,000
Ryan F. Caldwell	Asset Strategy Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
Cynthia P. Prince-Fox	Continental Income Fund	$100,001 to $500,000	$100,001 to $500,000
Erik R. Becker	Core Investment Fund	$100,001 to $500,000	$100,001 to $500,000
Gustaf C. Zinn	Core Investment Fund	$100,001 to $500,000	$100,001 to $500,000
David Ginther	Dividend Opportunities Fund	$100,001 to $500,000
	Energy Fund	$100,001 to $500,000	$100,001 to $500,000
F. Chace Brundige	International Growth Fund	$100,001 to $500,000	$100,001 to $500,000
Kimberly A. Scott	New Concepts Fund	$100,001 to $500,000	$100,001 to $500,000

Zachary H. Shafran	Science and Technology Fund	$500,001 to $1,000.000	$500,001 to $1,000,000
Timothy J. Miller	Small Cap Fund*	$100,001 to $500,000	$100,001 to $500,000
Sarah C. Ross	Tax-Managed Equity Fund	$0	$0
Matthew Norris	Value Fund	$100,001 to $500,000	$100,001 to $500,000
Daniel P. Becker	Vanguard Fund	$100,001 to $500,000	$100,001 to $500,000
Philip J. Sanders	Vanguard Fund	$100,001 to $500,000	$100,001 to $500,000

[1]	Shares deemed to be owned in any fund within the Fund Complex which is managed by the portfolio manager.
*	Mr. Miller assumed portfolio management responsibility for Small Cap Fund effective April 1, 2010.

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Fixed Income and Money Market Funds. As of September 30, 2009, the dollar range of shares of the Fund beneficially owned by each portfolio manager is:

Manager	Fund Managed	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in the Fund Complex
Mark Otterstrom	Bond Fund	$0
	Government Securities Fund	$0	$500,001 to $1,000,000
Mira Stevovich	Cash Management	$100,001 to $500,000	$500,001 to $1,000,000
Mark G. Beischel	Global Bond Fund	$0	$100,001 to $500,000
Daniel J. Vrabac	Global Bond Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
William M. Nelson	High Income Fund	$100,001 to $500,000	$500,001 to $1,000,000
Bryan J. Bailey	Municipal Bond Fund	$0	$500,001 to $1,000,000
Michael J. Walls	Municipal High Income Fund	$0	$100,001 to $500,000

A portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of September 30, 2009, the dollar range of shares deemed owned by each portfolio manager is:

Manager	Fund Managed	Dollar Range of Fund Shares Deemed Owned in Fund or Style Managed[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Mark Otterstrom	Bond Fund	$100,001 to $500,000
	Government Securities Fund	$0	$100,001 to $500,000
Mira Stevovich	Cash Management	$10,001 to $50,000	$10,001 to $50,000
Mark G. Beischel	Global Bond Fund	$100,001 to $500,000	$100,001 to $500,000
Daniel J. Vrabac	Global Bond Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
William M. Nelson	High Income Fund	$100,001 to $500,000	$100,001 to $500,000
Bryan J. Bailey	Municipal Bond Fund	$10,001 to $50,000	$10,001 to $50,000

Manager	Fund Managed	Dollar Range of Fund Shares Deemed Owned in Fund or Style Managed[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Michael J. Walls	Municipal High Income Fund	$10,001 to $50,000	$10,001 to $50,000

[1]	Shares deemed to be owned in any fund within the Fund Complex which is managed by the portfolio manager.

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by WRIMCO pursuant to each Fund’s Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO and/or IICO, an affiliate of WRIMCO, may otherwise combine orders for a Fund with those of other Funds or funds within Ivy Funds Variable Insurance Portfolios and the Ivy Family of Funds or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO and/or IICO. WRIMCO and/or IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, WRIMCO and/or IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO and/or IICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, mid-cap investment objective or an international investment objective, shares are allocated on a flexible rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio managers’ review of various factors, including but not limited to such factors as the fund’s or advisory account’s investment strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act of as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates. WRIMCO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits WRIMCO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund’s portfolio or being considered for purchase.

Brokerage commissions paid by each of the Waddell & Reed Advisors Equity Funds for the past three fiscal years were:

	June 30, 2010	June 30, 2009	June 30, 2008
Accumulative Fund	$1,216,308	$1,928,891	$2,253,608
Asset Strategy Fund	9,420,461	11,252,679	10,221,556
Continental Income Fund	821,057	169,230	140,221
Core Investment Fund	5,502,127	7,112,529	6,863,187
Dividend Opportunities Fund	625,427	376,335	475,769
Energy Fund	102,799	70,656	90,033
International Growth Fund	1,672,350	1,520,876	2,454,197
New Concepts Fund	1,842,256	912,830	1,497,700
Science and Technology Fund	3,112,705	2,231,556	6,248,702
Small Cap Fund	1,112,178	975,882	2,133,584
Tax-Managed Equity Fund	79,585	68,357	48,744
Value Fund	652,809	715,790	724,929
Vanguard Fund	1,237,733	1,279,596	1,768,582
Total	$27,397,795	$28,615,207	$34,920,812

These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which the Fund sells securities to a broker or buys from a broker securities owned by the broker.

Brokerage commissions paid by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2009	September 30, 2008	September 30, 2007
Bond Fund	$0	$0	$0
Cash Management	0	0	0
Global Bond Fund	0	4,594	3,923
Government Securities Fund	0	0	0
High Income Fund	0	6,678	54,499
Municipal Bond Fund	733	0	4,600
Municipal High Income Fund	639	0	0

	September 30, 2009	September 30, 2008	September 30, 2007
Total	$1,372	$11,272	$63,022

These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which the Fund sells securities to a broker or buys from a broker securities owned by the broker.

During the fiscal year ended June 30, 2010, the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution, and also the brokerage commissions paid on those transactions, for each of the Waddell & Reed Advisors Equity Funds were as follows:

	Amount of Transactions	Brokerage Commissions
Accumulative Fund	$1,089,264,769	$884,066
Asset Strategy Fund	4,899,178,648	7,448,830
Continental Income Fund	674,061,224	762,810
Core Investment Fund	4,838,789,175	5,001,740
Dividend Opportunities Fund	562,767,197	585,869
Energy Fund	74,023,285	93,998
International Growth Fund	908,697,981	1,613,652
New Concepts Fund	943,153,524	1,447,737
Science and Technology Fund	1,283,169,041	2,271,214
Small Cap Fund	648,156,277	893,520
Tax-Managed Equity Fund	107,362,562	79,306
Value Fund	357,991,364	483,896
Vanguard Fund	1,603,453,109	1,207,175
Total	$17,976,135,997	$22,773,813

During the fiscal year ended September 30, 2009, there were no transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution, and also the brokerage commissions paid on those transactions, for each of the Waddell & Reed Advisors Fixed Income and Money Market Funds.

These transactions were allocated to these brokers by the internal allocation procedures described above.

As of June 30, 2010, each of the Waddell & Reed Advisors Equity Funds held securities issued by their respective regular broker-dealers, as follows: (all amounts in thousands)

Accumulative Fund owned JPMorgan Chase & Co., Goldman Sachs Group, Inc. (The) and Morgan Stanley securities in the aggregate amounts of $19,586, $18,115 and $4,410, respectively. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

Continental Income Fund owned Bank of America Corporation, JPMorgan Chase & Co., Morgan Stanley and Deutsche Bank AG securities in the aggregate amounts of $9,238, $19,204, $2,925 and $756, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund. Deutsche Bank AG is the parent of Deutsche Banc Alex. Brown Inc., a regular broker of the Fund.

Core Investment Fund owned Bank of America Corporation and JPMorgan Chase & Co. securities in the aggregate amounts of $53,603 and $53,366, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Dividend Opportunities Fund owned Bank of America Corporation, Barclays PLC and JPMorgan Chase & Co. securities in the aggregate amounts of $9,501, $3,679 and $16,176, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Barclays PLC is the parent of Barclays Capital Inc., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

International Growth Fund owned a Credit Suisse Group security in the aggregate amount of $2,069. Credit Suisse Group is the parent of Credit Suisse, a regular broker of the Fund.

Tax-Managed Equity Fund owned Goldman Sachs Group, Inc. (The) and JPMorgan Chase & Co. securities in the aggregate amounts of $2,272 and $2,376, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Value Fund owned Bank of America Corporation and Morgan Stanley securities in the aggregate amounts of $21,191 and $8,175, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

Vanguard Fund owned a JPMorgan Chase & Co. security in the aggregate amount of $44,283. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

As of September 30, 2009, the Waddell & Reed Advisors Fixed Income and Money Market Funds held securities issued by their respective regular broker-dealers, as follows: (all amounts in thousands)

Bond Fund owned a J.P. Morgan Chase & Co. security in the aggregate amount of $18,038. J.P. Morgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Cash Management owned Bank of America Corporation, J.P. Morgan Chase & Co. and Citigroup Inc. securities in the aggregate amounts of $87,443, $41,414 and $11,470, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. J.P. Morgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc, a regular broker of the fund.

Global Bond Fund owned a Morgan Stanley security in the aggregate amount of $907. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

Government Securities Fund owned Bank of America Corporation and Goldman Sachs Group, Inc. (The) securities in the aggregate amounts of $4,161 and $6,262, respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs, & Co., a regular broker of the Fund. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund.

High Income Fund owned a J.P. Morgan Chase & Co. security in the aggregate amount of $8,161. J.P. Morgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that

WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•

Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Client directed – If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

•

Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

Each Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Fund were voted during the most recent 12-month period ended June 30, 2010, is available at www.waddell.com, and on the SEC’s website at http://www.sec.gov.

TRUST SHARES

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each Fund (except Cash Management, Municipal Bond Fund, Municipal High Income Fund and Tax-Managed Equity Fund) offers four classes of its shares: Class A, Class B, Class C and Class Y. Cash Management, Municipal Bond Fund, Municipal High Income Fund and Tax-Managed Equity Fund do not offer Class Y shares. Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Trust instrument and By-laws of the Trust. There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at time which the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Trust instrument and By-laws of the Trust.

On certain matters such as the election of Trustees, all shares of the Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of the Fund, except that as to matters for which a separate vote of a class of Fund shares is required by the 1940 Act or which affects the interests of one or more particular classes of Fund shares, the affected shareholders vote as a separate class. In voting on a Management Agreement for a Fund, approval by the shareholders of that Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other Funds to approve the Management Agreements for the other Funds.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

For Class A, Class B and Class C shares, initial investments must be at least $500 (per Fund) with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from one Fund to another Fund (or, for clients of Waddell & Reed and Legend, a fund within Ivy Funds). A $50 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds or Shares of Funds within Waddell & Reed InvestEd Portfolios or Ivy Funds.

For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

Reduced Sales Charges (Applicable to Class A shares only)

Lower sales charges on the purchase of Class A shares are available by:

•

Rights of Accumulation: combining the value of additional purchases of shares of any of the Funds and/or Waddell & Reed InvestEd Portfolios with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see “Account Grouping” below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

•

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

•

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or taxpayer identification number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (Qualified Plan) that is maintained by an employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by Waddell & Reed, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for (a) your respective individual retirement accounts (IRAs), salary reduction plan accounts under Section 457 of the Code, or 403(b) custodial or trust accounts may be grouped, provided that such purchases are subject to a sales charge (see “Sales Charge Waivers for Certain Transactions” below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase), or (b) your respective Keogh plan accounts may be grouped, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Cash Management are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you will be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds within Ivy Funds.

Other Funds and Waddell & Reed InvestEd Portfolios

Reduced sales charges for larger purchases of Class A shares apply to purchases of the Class A shares of any of the Funds and the shares of Waddell & Reed InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A shares in any of the Funds and/or a purchase or holding of shares of Waddell & Reed InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Cash Management that were acquired by exchange of another Fund Class A shares or Waddell & Reed InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares are taken into account.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of the funds within Ivy Funds, except shares of Ivy Money Market Fund (unless acquired by exchange of Class A shares of another fund within Ivy Funds on which a sales charge was paid or acquired as a dividend or other distribution on such acquired shares).

Net Asset Value Purchases of Class A Shares

Class A shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or a Fund is the successor), directors of any affiliated companies of the Trust, or any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed or its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any employee benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include certain retired financial advisors. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records.

Purchases of Class A shares may be made at NAV in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records and are segregated from any other retirement plan assets.

Shareholders investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees may purchase Class A shares at NAV.

Shareholders investing through direct transfers from the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company, may purchase Class A shares at NAV.

Shareholders reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Plan, a required minimum distribution from an IRA, a Keogh or a trust or custodial account under Section 457(b) or 403(b)(7) of the Code may purchase Class A shares at NAV.

Purchases of Class A shares by shareholders/participants reinvesting into any other account, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, may be made at NAV, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

Clients investing through a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed may purchase Class A shares at NAV.

For purposes of determining sales at NAV, an individual’s domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

•	Exchange of Class A shares of another Fund or shares of Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed and Legend, Class A shares of any fund within Ivy Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

•

Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request

•

Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund’s Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Cash Management are subject to any sales charge applicable to the Fund being exchanged into, unless the Cash Management shares were previously acquired by an exchange from Class A shares of another Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any of the funds within Ivy Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed and Legend, any of the funds within Ivy Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1.	a monthly, quarterly, semiannual or annual payment of $50 or more;

2.	a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3.	a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in a gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds or Shares of Funds within Waddell & Reed InvestEd Portfolios or Ivy Funds

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of a Fund or on shares of Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed or Legend, on Class A shares of any fund within Ivy Funds (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another Fund or shares of Waddell & Reed InvestEd Portfolios, and, for clients of Waddell & Reed or Legend, Class A shares of any fund within Ivy Funds. The shares you exchange must be worth at least $100 or you must already own shares of the fund into which you want to exchange.

You may exchange Class A shares you own in another Fund or shares of Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed and Legend, Class A shares of any fund within Ivy Funds for Class A shares of a Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid.

Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Cash Management automatically exchanged each month into Class A shares of a Fund (or into Class B or Class C shares of a Fund in certain situations, as noted below), provided you already own Class A (or Class B or Class C, as applicable) shares of that Fund. The shares of Cash Management which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Exchanges of shares from Cash Management (“money market fund shares”) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

Class B Share Exchanges

You may exchange Class B shares of a Fund for Class B shares of other Funds and, for clients of Waddell & Reed or Legend, any fund within Ivy Funds without charge.

The redemption of a Fund’s Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Cash Management automatically exchanged each month into Class B shares of a fund, provided you already own Class B shares of that fund and meet other criteria. The shares of Cash Management which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class C Share Exchanges

You may exchange Class C shares of a Fund for Class C shares of another Fund and, for clients of Waddell & Reed or Legend, any fund within Ivy Funds without charge.

The redemption of a Fund’s Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Cash Management automatically exchanged each month into Class C shares of a Fund, provided you already own Class C shares of that fund. The shares of Cash Management which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class Y Share Exchanges

Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund that offers Class Y shares and, for clients of Waddell & Reed or Legend, for Class I shares of any fund within Ivy Funds that offers Class I shares, or for Class A shares of Cash Management.

General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each Fund and fund within Waddell & Reed InvestEd Portfolios and Ivy Funds may be sold only within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.

An exchange is considered a taxable event, and may result in a capital gain or a capital loss, for Federal income tax purposes.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Converting Shares

If you hold Class A or Class C shares and are eligible to purchase Class Y shares, as described above in the section entitled “Class Y shares,” you may be eligible to convert your Class A or Class C shares to Class Y shares of the same Fund. Please contact Client Services directly to request a conversion.

A conversion between share classes of the same Fund is not considered a taxable event for Federal income tax purposes.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Redemption Fee/Exchange Fee

Subject to the exceptions described below, to discourage the use of the Funds as a vehicle for excessive short-term trading, each of the Funds except Cash Management will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange any class of shares of that Fund after holding the shares fewer than 5 calendar days (30 calendar days for Global Bond Fund and International Growth Fund). This fee also applies to Class A shares purchased without a sales charge. If you bought your shares on different days, the “first-in, first out” (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund’s redemption fee will not be assessed against:

1.	omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers’ accounts; and intermediaries that do not have sufficient information to impose a redemption fee on their customers’ accounts

2.	(i)premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions during the initial 90 calendar days of a retirement plan participant’s defaulted investment in a Fund that constitutes a qualified default investment alternative (QDIA) under the Department of Labor regulations; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains).

3.	shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the advisory service.

4.	shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund’s behalf.

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through the Service

7.	redemptions of shares purchased through the Funds Plus Service.

Additionally, a Fund’s redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

Each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund’s redemption fee on their customers’ accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund’s criteria. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers Custodial Account Agreements or prototype documents for the following retirement plans and other accounts. All of these plans and accounts involve investment in shares of the Funds (other than Municipal Bond Fund, Municipal High Income Fund and Tax-Managed Equity Fund) or, for clients of Waddell & Reed and Legend, shares of certain funds within Ivy Funds. The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit), provided the investor has not reached age 70 1/2. For the taxable year 2010, the Annual Dollar Limit is $5,000. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2010. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $167,000 for taxable year 2010 is not affected by his or her spouse’s active participant status.

An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over (converted) to a Roth IRA and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

Owner-Only Keogh Plans. A Keogh plan, which is available to self-employed individuals and their spouses, or partners of general partnerships and their spouses, is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $49,000 for taxable year 2010.

Exclusive(k) ® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $49,000 for taxable year 2010. A Roth 401(k) contribution option also may be available on a qualified 401(k) Plan.

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available on a qualified 401(k) Plan.

Other Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)/TSAs - Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or a certain type of tax-exempt organization, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Coverdell Education Savings Accounts. Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute each tax year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-advantaged savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Reinvestment Privilege

Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 calendar days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once each calendar year as to Class A shares of a Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Each Fund also offers a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 calendar days after your redemption request was received. You can do this only once each calendar year as to Class B shares, once each calendar year as to Class C shares, and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Mandatory Redemption of Certain Small Accounts

Each Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $500 ($250 for Cash Management). The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.

Additional Information on Check Writing for Cash Management and Government Securities Fund

Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to WISC. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact WISC for further information.

If you sell Class A shares of Government Securities Fund by check, you may experience tax implications, since the NAV at which you purchased the shares may be different than the NAV at which you sell the shares.

Determination of Offering Price

The NAV of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A shares of the Funds are sold at their next determined NAV plus the sales charge, if any, described in the Prospectus. The sales charge is paid to Waddell & Reed, the Funds’ underwriter. The price makeup for each of the Waddell & Reed Advisors Equity Funds as of June 30, 2010 was as follows:

Accumulative Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$5.93
Add: selling commission (5.75% of offering price)	0.36

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$6.29

Asset Strategy Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.98
Add: selling commission (5.75% of offering price)	0.49

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$8.47

Continental Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.23
Add: selling commission (5.75% of offering price)	0.44

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$7.67

Core Investment Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$4.70
Add: selling commission (5.75% of offering price)	0.29

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$4.99

Dividend Opportunities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.54
Add: selling commission (5.75% of offering price)	0.70

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$12.24

Energy Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.72
Add: selling commission (5.75% of offering price)	0.59

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.31

International Growth Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.54
Add: selling commission (5.75% of offering price)	0.46

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$8.00

New Concepts Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.81
Add: selling commission (5.75% of offering price)	0.54

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.35

Science and Technology Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.56
Add: selling commission (5.75% of offering price)	0.52

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.08

Small Cap Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.87
Add: selling commission (5.75% of offering price)	0.72

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$12.59

Tax-Managed Equity Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.85
Add: selling commission (5.75% of offering price)	0.60

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.45

Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.82
Add: selling commission (5.75% of offering price)	0.60

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.42

Vanguard Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$6.49

Add: selling commission (5.75% of offering price)	0.40

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$6.89

The price makeup for each of the Waddell & Reed Advisors Fixed Income and Money Market Funds (except Cash Management) as of September 30, 2009 was as follows:

Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$6.13
Add: selling commission (5.75% of offering price)	0.37

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$6.50

Global Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$3.82
Add: selling commission (5.75% of offering price)	0.23

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$4.05

Government Securities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$5.68
Add: selling commission (4.25% of offering price)	0.25

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$5.93

High Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$6.56
Add: selling commission (5.75% of offering price)	0.40

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$6.96

Municipal Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.27
Add: selling commission (4.25% of offering price)	0.32

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$7.59

Municipal High Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$4.70
Add: selling commission (4.25% of offering price)	0.21

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$4.91

Valuation - General

The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after Waddell &

Reed, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

Waddell & Reed need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by a Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day. Cash Management is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are ordinarily valued at the last sale on that day prior to the close of the regular session of the NYSE as reported by the principal securities exchange on which the security is traded or, if no sale is recorded, the average of the last bid and ask prices. (If a security is traded on one or more exchange(s) and in the OTC market, quotations from the market in which the security is primarily traded will be used). Stocks that are traded OTC are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, at the last current reported sales prices as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

Bonds (including foreign bonds), convertible bonds, municipal bonds, government securities, mortgage-backed securities and swap agreements are ordinarily valued at the price provided by an independent pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Securities or other assets that are not valued by the foregoing methods (or those described below) and for which market quotations are not readily available, and certain foreign securities, foreign derivatives traded on foreign exchanges and foreign OTC options, are valued at their fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board.

Listed options contracts held by a Fund are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. If there are no transactions that day for a specific listed option contract, such listed option contract ordinarily will be valued at the price provided by an independent pricing service or, if not available from such pricing service, at the mean between last bid and asked prices. OTC options are valued at the price provided by a broker-dealer. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time.

When a Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If a Fund exercises a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if a Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Futures contracts ordinarily are valued at the settlement price as provided by the independent pricing service, or if not available from the independent pricing service, the contract’s settlement price provided by Bloomberg. In the event a price is not available from these two sources, a price will be sought from another pricing service or from a broker-dealer. Certain foreign futures contracts and other derivatives held by a Fund may be valued based on the indication of fair value provided by the Fund’s third-party pricing service, in accordance with guidelines adopted by the Fund’s Board.

Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the close of the regular session of the NYSE.

Foreign currency exchange rates are ordinarily provided by an independent pricing service. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market circumstances differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

Occasionally events affecting the value of foreign investments and foreign currency exchange rates occur between the time the applicable foreign market closes and the close of the regular session of trading on the NYSE. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to procedures approved by the Board. A Fund may also use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. A Fund that invests a portion of its assets in foreign securities may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation.

The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities and certain foreign derivatives (collectively, foreign securities) held in the Funds’ portfolios. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with guideless adopted by the Board, believes, at the approved degree of certainty, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

Municipal Bonds

The Board has approved the use of prices provided by an independent pricing service to value municipal bonds held by the Funds. In the event the independent pricing service does not provide a current price, a Fund may use another pricing service or a bid price will be sought from a broker-dealer. In the event multiple quotes are obtained, an average of the bid and ask quotes obtained from the broker-dealers is used to value the security.

Valuation - Cash Management and Money Market Instruments

Under Rule 2a-7, Cash Management uses the amortized cost method for valuing its portfolio securities provided it meets certain conditions. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Fund’s investments are that the Fund must: (1) not maintain a dollar-weighted average portfolio maturity in excess of 60 calendar days; (2) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar-denominated and which WRIMCO, pursuant to guidelines established by the Board, determines present minimal credit risks and which are rated in one of the two highest rating categories by the required number of requisite NRSRO(s), as defined in Rule 2a-7; or, in the case of any instrument that is not rated, of comparable quality as determined under procedures established by and under the general supervision and responsibility of the Board; (3) limit its investments in the securities of any one issuer (except U.S. government securities) to no more than 5% of its assets; (4) limit its investments in securities rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to no more than 3% of its assets; (5) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the NRSRO(s) or comparable unrated securities to 0.5% of its total assets; and (6) limit its investments to securities with a remaining maturity of not more than 397 calendar days or, for securities rated in the second highest rating category by the requisite NRSROs (or, if unrated, determined by WRIMCO to be of comparable quality to such securities), not more than 45 calendar days. Rule 2a-7 sets forth the method by which the maturity of a security is determined. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses. While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund’s shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund’s shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the Fund’s portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund’s NAV calculated by using available market quotations or an appropriate substitute that reflects current market conditions (market valuation) deviates from the per share value based on amortized cost.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon market valuation and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital gains, redemptions of shares in kind, establishing a NAV per share using available market quotations, or suspending redemption of Cash Management’s shares and liquidating the Fund.

TAXATION OF THE FUNDS

General

Each Fund has qualified since its inception for treatment as a RIC (that is, a “regulated investment company” under the Code), and each intends to continue to qualify therefor so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of Municipal Bond Fund and Municipal High Income Fund (each, a Municipal Fund), its net interest income excludable from gross income under Section 103(a) of the Code (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a QPTP (Income Requirement); and

(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest and other income that satisfies the Income Requirement.

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute qualifying income for purposes of the Income Requirement. However, direct investments by a Fund in precious metals or in options or futures contracts on gold made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, options, and futures contracts and from other income that does not qualify under the Income Requirement or (2) held such metals, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund intends to continue to manage its holdings so as to avoid failing to satisfy those requirements for these reasons.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain and, for each Municipal Fund, distributions that otherwise would be exempt-interest dividends as described below, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for noncorporate shareholders, the part thereof that is “qualified dividend income” (see the Prospectus) would be subject to Federal income tax at the rate for net capital gain — a maximum of 15% through the end of 2010 (which rate may increase to 20% or higher for subsequent years)); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Municipal Bond Fund and Municipal High Income Fund

A Municipal Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (municipal market discount bonds). Market discount on such a bond that is less than the product of (1) 0.25% of the bond’s redemption price at maturity times (2) the number of complete years to maturity after the Municipal Fund acquired the bond is disregarded. Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity thereof. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition; in lieu of such treatment, a Municipal Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations — which may occur for one or more Funds, including Global Bond Fund, International Growth Fund and Asset Strategy Fund — it will be eligible to, and may (as it may have in previous taxable years), file an election with the Internal Revenue Service (IRS) that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (foreign-source income) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Certain Funds may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any excess distribution it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. However, distributions of PFIC income to shareholders are not “qualified dividend income.”

If a Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gain or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will qualify as permissible income under the Income Requirement.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding certain swaps, interest rate caps and floors, and similar agreements — in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts are also marked-to-market at the end of October for purposes of satisfying the Excise Tax. A Fund may need to distribute any mark-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement even though it may not have closed the transactions and received cash to pay the distributions.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to any transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Income from REITs

Certain Funds may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interest and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the IRS issued a notice in 2006 (Notice) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (that is, governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income (UBTI)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest Federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including Qualified Plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

OID Securities

Certain Funds may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of municipal OID securities) the OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because a Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement and, in the case of the former, to avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Shareholder Tax Considerations

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

Individual shareholders of a Fund described in the second paragraph under Income from Foreign Securities above who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for Federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portions of foreign taxes a Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Municipal Fund Shareholders

Dividends paid by a Municipal Fund will qualify as exempt-interest dividends, and thus will be excludable from its shareholders’ gross income for Federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code. Each Municipal Fund intends to continue to satisfy this requirement. The aggregate dividends paid by a Municipal Fund and excludable from all its shareholders’ gross income for a taxable year may not exceed the Fund’s net tax-exempt income for the year. Each Municipal Fund uses the average annual method to determine the exempt-interest portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. The treatment of dividends from a Municipal Fund under state and local income tax laws may differ from the treatment thereof under the Code.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Fund shares is not deductible for Federal income tax purposes.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing Municipal Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose modified AGI (including income from tax-exempt sources such as a Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Municipal Fund still will be tax-exempt to the extent described above; they will only be included in the calculation of whether a recipient’s income exceeds the established amounts.

If a Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds above, the portion of any Municipal Fund dividends attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as exempt-interest dividends. Moreover, if a Municipal Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax advisor concerning its investment in Municipal Fund shares.

If Municipal Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Code imposes AMT on corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s Federal alternative minimum taxable income (AMTI). To the extent the Fund receives income from municipal securities subject to the AMT, a portion of the dividends paid by the Fund, although otherwise exempt from Federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the AMT. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the AMT. In addition, for certain corporations, AMTI is increased by 75% of the difference between an alternative measure of income (adjusted current earnings) and the amount otherwise determined to be the AMTI. Interest on all municipal securities, and therefore a distribution by the Municipal Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the AMT. The American Recovery and Reinvestment Act of 2009 provides an exemption from the AMT applicable to individuals for interest on PABs and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009.

UNDERWRITER

Waddell & Reed acts as principal underwriter and distributor of the Funds’ shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Trust (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for Class A shares for each of the Equity Funds for the past three fiscal years were:

	June 30, 2010	June 30, 2009	June 30, 2008
Class A
Accumulative Fund	$759,951	$865,215	$1,301,764
Asset Strategy Fund	8,374,114	8,771,278	12,424,315
Continental Income Fund	539,423	353,418	447,088
Core Investment Fund	2,179,981	2,253,837	3,224,527
Dividend Opportunities Fund	910,812	1,323,152	2,215,077
Energy Fund	534,430	786,232	1,206,318
International Growth Fund	363,412	388,579	648,205
New Concepts Fund	1,372,906	1,094,763	1,711,444
Science and Technology Fund	2,451,094	2,181,429	2,915,379
Small Cap Fund	855,637	732,905	1,025,747
Tax-Managed Equity Fund	210,191	189,897	313,977
Value Fund	441,350	425,714	707,377
Vanguard Fund	894,247	1,081,802	1,551,213

The dollar amounts of underwriting commissions for Class B shares for each of the Equity Funds for the past three fiscal years were:

	June 30, 2010	June 30, 2009	June 30, 2008
Class B
Accumulative Fund	$15,237	$21,669	$44,084
Asset Strategy Fund	71,924	106,702	83,415
Continental Income Fund	4,121	7,996	13,825
Core Investment Fund	18,803	31,915	46,037
Dividend Opportunities Fund	11,884	23,190	18,628
Energy Fund	5,976	7,655	4,261
International Growth Fund	3,434	6,264	6,852
New Concepts Fund	11,881	15,640	34,807
Science and Technology Fund	22,942	35,502	49,154
Small Cap Fund	12,146	16,113	39,475
Tax-Managed Equity Fund	826	1,107	2,349
Value Fund	6,893	15,116	27,883
Vanguard Fund	9,528	18,804	27,746

The dollar amounts of underwriting commissions for Class C shares for each of the Equity Funds for the past three fiscal years were:

	June 30, 2010	June 30, 2009	June 30, 2008
Class C
Accumulative Fund	$392	$1,886	$920
Asset Strategy Fund	17,455	26,100	16,961

	June 30, 2010	June 30, 2009	June 30, 2008
Continental Income Fund	$392	$318	$764
Core Investment Fund	859	1,268	1,695
Dividend Opportunities Fund	1,042	2,326	3,965
Energy Fund	205	884	456
International Growth Fund	221	169	554
New Concepts Fund	624	1,998	1,536
Science and Technology Fund	1,619	2,076	2,049
Small Cap Fund	529	401	616
Tax-Managed Equity Fund	683	539	178
Value Fund	426	792	1,173
Vanguard Fund	385	689	886

The amounts retained by Waddell & Reed for each of the Equity Funds for the past three fiscal years were:

	June 30, 2010	June 30, 2009	June 30, 2008
Accumulative Fund	$313,392	$368,206	$539,501
Asset Strategy Fund	3,320,894	3,583,353	4,630,937
Continental Income Fund	215,880	152,660	182,203
Core Investment Fund	919,506	983,259	1,354,035
Dividend Opportunities Fund	346,162	531,704	828,351
Energy Fund	204,269	324,564	450,249
International Growth Fund	155,853	170,315	261,116
New Concepts Fund	549,035	465,470	703,643
Science and Technology Fund	1,014,338	931,354	1,178,510
Small Cap Fund	340,017	307,390	427,820
Tax-Managed Equity Fund	70,617	71,587	94,477
Value Fund	171,266	182,280	285,504
Vanguard Fund	370,302	429,544	561,938

The dollar amounts of underwriting commissions for Class A shares for each of the Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2009	September 30, 2008	September 30, 2007
Class A
Bond Fund	$1,566,356	$1,443,023	$1,308,758
Cash Management	0	0	0
Global Bond Fund	1,256,670	1,763,506	670,241
Government Securities Fund	920,500	527,784	293,511
High Income Fund	2,072,229	1,423,927	2,247,648
Municipal Bond Fund	697,898	386,042	244,563
Municipal High Income Fund	675,335	595,911	1,070,501

The dollar amounts of underwriting commissions for Class B shares for each of the Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2009	September 30, 2008	September 30, 2007
Class B
Bond Fund	$24,182	$34,544	$42,586
Cash Management	65,506	28,232	36,282
Global Bond Fund	8,278	5,114	9,932
Government Securities Fund	15,095	12,147	25,581
High Income Fund	15,889	36,621	47,603
Municipal Bond Fund	2,733	2,728	22,227

	September 30, 2009	September 30, 2008	September 30, 2007
Municipal High Income Fund	$4,786	$8,763	$10,596

The dollar amounts of underwriting commissions for Class C shares for each of the Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2009	September 30, 2008	September 30, 2007
Class C
Bond Fund	$3,894	$2,488	$5,766
Cash Management	8,532	8,888	1,725
Global Bond Fund	5,134	3,833	2,311
Government Securities Fund	12,276	2,895	4,799
High Income Fund	3,185	4,851	6,038
Municipal Bond Fund	4,300	1,441	1,248
Municipal High Income Fund	5,636	6,499	12,045

The amounts retained by Waddell & Reed for each of the Fixed Income and Money Market Funds for the past three fiscal years were:

	September 30, 2009	September 30, 2008	September 30, 2007
Bond Fund	$627,950	$540,583	$507,428
Cash Management	—	—	—
Global Bond Fund	488,554	586,601	247,134
Government Securities Fund	358,223	162,089	125,181
High Income Fund	822,934	575,071	822,313
Municipal Bond Fund	177,878	132,033	80,107
Municipal High Income Fund	210,283	152,751	318,373

FINANCIAL STATEMENTS

Each of the Funds’ audited Financial Statements and Financial Highlights, including notes thereto and the reports of the independent registered public accounting firm for the periods listed below, are incorporated herein by reference. They are contained in the Funds’ Annual Reports to Shareholders which are available upon request. The most current Annual Shareholder Report for each of the Equity Funds is the Annual Report to Shareholders dated June 30, 2010 and for the Fixed Income and Money Market Funds, the Annual Report to Shareholders dated September 30, 2009.

Portfolio Holdings Disclosure

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at http://www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings will be posted at www.waddell.com, five business days after the end of each month and remain posted on the website for at least six months thereafter. In addition, beginning December 7, 2010, information concerning Waddell & Reed Advisors Cash Management’s portfolio holdings will be filed on a monthly basis with the SEC on Form N-MFP.

APPENDIX A

The following are descriptions of some of the ratings of securities in which a Fund may invest. A Fund may also use ratings provided by other NRSROs in determining the eligibility of securities for the Fund.

DESCRIPTION OF BOND RATINGS

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C — Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC — Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC — The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C — The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) — To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR — Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note : Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF NOTE RATINGS

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

— Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings – Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

Fitch Ratings-National Short-term Credit Ratings: F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch’s national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D-Indicates actual or imminent payment default.

Notes to Short-term national rating:

+ or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

Ratings Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

WRASAI (10/10)

PART C: OTHER INFORMATION

Item 23:	Exhibits:

(a)	Articles of Incorporation:

(a)(1)	Trust Instrument for Waddell & Reed Advisors Funds dated October 14, 2008, filed with Post-Effective Amendment No. 12 and incorporated herein by reference.

(b)	By-laws:

(b)(1)	By-laws for Waddell & Reed Advisors Funds dated October 14, 2008, filed with Post-Effective Amendment No. 12 and incorporated herein by reference.

(c)	Instruments Defining the Rights of Security Holders:

Articles IV, V, VI, and IX of the Trust Instrument and Articles II and VII of the Bylaws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

(d)(1)	Investment Management Agreement between Waddell & Reed Advisors Funds and Waddell & Reed Investment Management Company on behalf of each of the Funds in the Trust effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(e)	Underwriting Contracts:

(e)(1)	Underwriting Agreement between Waddell & Reed Advisors Funds and Waddell & Reed, Inc. effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts: Not applicable

(g)	Custodian Agreements:

Custodian Agreement, as amended, filed by EDGAR on June 30, 2000 as EX-99.B(g)scca to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated herein by reference.

Appendix A to the Custodian Agreement, as revised and effective March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)sccustappa to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A and incorporated herein by reference.

The Custodian Agreements and revised Appendix A for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Custodian Agreement that is incorporated by reference.

(g)(1)	Assignment of the Custodian Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

Rule 17f-5 Delegation Agreement, dated March 31, 2003, filed by EDGAR on October 31, 2003 as EX-99.B(g)sccadel to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A and incorporated herein by reference. The Rule 17f-5 Delegation Agreements for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Rule 17f-5 Delegation Agreement that is incorporated by reference.

(g)(2)	Assignment of the Rule 17f-5 Delegation Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(h)	Other Material Contracts:

(h)(1)	Shareholder Servicing Agreement between Waddell & Reed Advisors Funds and Waddell & Reed Services Company, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(h)(2)	Accounting Services Agreement between Waddell & Reed Advisors Funds and Waddell & Reed Services Company, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(h)(3)	Exhibit B to the Shareholder Servicing Agreement, effective October 30, 2009, filed with Post-Effective Amendment No. 14 and incorporated herein by reference.

(h)(4)	Exhibit C to the Shareholder Servicing Agreement, effective May 31, 2009, filed with Post-Effective Amendment No. 14 and incorporated herein by reference.

(i)	Opinion and consent of counsel, filed with this Post-Effective Amendment No. 18.

(j)	Consent of Independent Registered Public Accounting Firm, filed with this Post-Effective Amendment No. 18.

(k)	Omitted Financial Statements: Not applicable

(l)	Initial Capital Agreements:

Agreement with initial shareholder, Waddell & Reed, Inc., filed by EDGAR on October 1, 1999 as EX-99.B(l)scinitcap to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A and incorporated herein by reference.

(m)	Rule 12b-1 Plans:

(m)(1)	Distribution and Service (Rule 12b-1) Plan for Class A shares of Waddell & Reed Advisors Funds, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(m)(2)	Distribution and Service (Rule 12b-1) Plan for Class B shares of Waddell & Reed Advisors Funds, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(m)(3)	Distribution and Service (Rule 12b-1) Plan for Class C shares of Waddell & Reed Advisors Funds, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(n)	Rule 18f-3 Plans:

(n)(1)	Multiple Class Plan for Waddell & Reed Advisors Funds, effective January 30, 2009, filed with Post-Effective Amendment No. 13 and incorporated herein by reference.

(n)(2)	Multiple Class Plan for Waddell & Reed Advisors Funds, amended and effective October 30, 2009, filed with Post-Effective Amendment No. 14 and incorporated herein by reference.

(p)	Codes of Ethics:

Code of Ethics, as revised August 2007, filed by EDGAR on October 26, 2007 as EX-99.B(p)code to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A and incorporated herein by reference.

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on October 31, 2003 as EX-99.B(p)code-so to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A and incorporated herein by reference.

(p)(1)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with Post-Effective Amendment No. 17 and incorporated herein by reference.

Item 24.	Persons Controlled by or Under Common Control with the Fund: Not applicable

Item 25.	Indemnification

Reference is made to Article IX of the Trust Instrument of Registrant filed by EDGAR on October 14, 2008 as Exhibit (a)(1) to Post-Effective Amendment No. 12 and to Article VI of the Underwriting Agreement, filed with this Post-Effective Amendment No. 13, each of which provide indemnification.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

Waddell & Reed Investment Management Company (WRIMCO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Registration Statement and to other investment advisory clients.

Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessor, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information (SAI) of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of WRIMCO, reference is made to the Prospectus and SAI of this Registrant.

Item 27.	Principal Underwriters

(a)	Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

Ivy Funds Variable Insurance Portfolios

Waddell & Reed InvestEd Portfolios

(b)	The information contained in the underwriter’s application on Form BD as filed on August 4, 2010, SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

Item 28.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is 6300 Lamar Avenue, Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

Item 29.	Management Services

There is no service contract other than as discussed in Part A and B of this Registration Statement and as listed in response to Items 23.(h) and 23.(m) hereof.

Item 30.	Undertakings: Not applicable.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, WADDELL & REED ADVISORS FUNDS (hereinafter called the Trust), and certain directors and officers for the Trust, do hereby constitute and appoint HENRY J. HERRMANN, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: February 23, 2010

/S/ HENRY J. HERRMANN
Henry J. Herrmann, President

/S/ DAVID P. GARDNER	Chairman and Trustee
David P. Gardner

/S/ MICHAEL L. AVERY	Trustee
Michael L. Avery

/S/ JAROLD W. BOETTCHER	Trustee
Jarold W. Boettcher

/S/ JAMES M. CONCANNON	Trustee
James M. Concannon

/S/ JOHN A. DILLINGHAM	Trustee
John A. Dillingham

/S/ JOSEPH HARROZ, JR.	Trustee
Joseph Harroz, Jr.

/S/ ROBERT L. HECHLER	Trustee
Robert L. Hechler

/S/ ALBERT W. HERMAN	Trustee
Albert W. Herman

/S/ HENRY J. HERRMANN	Trustee
Henry J. Herrmann

/S/ GLENDON E. JOHNSON	Trustee
Glendon E. Johnson

/S/ FRANK J. ROSS, JR.	Trustee
Frank J. Ross, Jr.

/S/ ELEANOR B. SCHWARTZ	Trustee
Eleanor B. Schwartz

Attest:

/S/ MARA D. HERRINGTON
Mara D. Herrington, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 28th day of October, 2010.

WADDELL & REED ADVISORS FUNDS

a Delaware statutory trust

(Registrant)

By	/S/ HENRY J. HERRMANN
Henry J. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities on the 28th day of October, 2010.

Signatures	Title

/S/ DAVID P. GARDNER*	Chairman and Trustee
David P. Gardner

/S/ HENRY J. HERRMANN	President and Trustee
Henry J. Herrmann

/S/ JOSEPH W. KAUTEN	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/S/ MICHAEL L. AVERY*	Trustee
Michael L. Avery

/S/ JAROLD W. BOETTCHER*	Trustee
Jarold W. Boettcher

/S/ JAMES M. CONCANNON*	Trustee
James M. Concannon

/S/ JOHN A. DILLINGHAM*	Trustee
John A. Dillingham

/S/ JOSEPH HARROZ, JR.*	Trustee
Joseph Harroz, Jr.

/S/ ROBERT L. HECHLER*	Trustee
Robert L. Hechler

/S/ ALBERT W. HERMAN*	Trustee
Albert W. Herman

/S/ GLENDON E. JOHNSON*	Trustee
Glendon E. Johnson

/S/ FRANK J. ROSS, JR.*	Trustee
Frank J. Ross, Jr.

/S/ ELEANOR B. SCHWARTZ*	Trustee
Eleanor B. Schwartz

*By:	/S/ KRISTEN A. RICHARDS
Kristen A. Richards
Attorney-in-Fact

ATTEST:	/S/ MARA HERRINGTON
Mara Herrington
Secretary